                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement    |_| Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
|_|    Definitive Proxy Statement
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to Rule 14a-12

                       PEGASUS COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
           |X|   No Fee required.
           |_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                 and 0-11.

           (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
           (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
                 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
           (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
           (5)   Total fee paid:

--------------------------------------------------------------------------------
           |_|   Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
           |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1)   Amount previously paid:

--------------------------------------------------------------------------------
           (2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
           (3)   Filing Party:

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           (4)   Date Filed:

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
                               [GRAPHIC OMITTED]

                                  -------------
                       PEGASUS COMMUNICATIONS CORPORATION
                  c/o PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                         225 CITY LINE AVENUE, SUITE 200
                         BALA CYNWYD, PENNSYLVANIA 19004
                                  -------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 --------------

TIME                 9:00 a.m. eastern time on Saturday, August 9, 2003.

PLACE                225 City Line Avenue, Suite 200, Bala Cynwyd,
                     Pennsylvania 19004.

ITEMS OF BUSINESS    1.     To elect six directors to hold office as specified
                            in the proxy statement.

                     2. To authorize the amendment of the Amended and Restated Certificate of Incorporation of Pegasus Satellite Communications, Inc. to eliminate the voting provisions related to Section 251(g) of the Delaware General Corporation Law.

                     3. To amend the Certificate of Incorporation of Pegasus Communications Corporation to allow dividends or other distributions on our Class A common stock, Class B common stock and non-voting common stock to be paid in non-voting common stock, and on our Class A common stock and Class B common stock to be paid in Class A common stock. These amendments are in addition to existing provisions permitting stock dividends and distributions to be paid on each class of our common stock in shares of the same class of common stock.

                     4. To authorize the amendment of the Certificate of Incorporation of Pegasus Communications Corporation to allow for the conversion of our Class A common stock and Class B common stock into non-voting common stock at the option of the holders thereof.

                     5. To authorize the amendment of the Pegasus Communications 1996 Stock Option Plan to allow for the issuance of non-voting common stock (with an aggregate of 1,000,000 shares of Class A and non-voting common stock available for options) and to change the maximum number of shares of Class A common stock and non-voting common stock that may be issued under options granted to any employee to 200,000 shares in any calendar year.

                     6. To authorize the amendment of the Pegasus Communications Restricted Stock Plan to allow for the issuance of non-voting common stock (with an aggregate limit of 5,000 shares of Class A and non-voting common stock that may be issued under options granted to any employee in any calendar year) and to increase the maximum number of shares of Class A common stock and non-voting common stock that may be issued under the Restricted Stock Plan to 400,000 shares.

                     7. To authorize the amendment of the Pegasus Communications Corporation 2001 Employee Stock Purchase Plan to allow for the issuance of non-voting common stock (with an aggregate of 300,000 shares of Class A and non-voting common stock available for options).

                     8. To approve the anti-dilution provisions of warrants, to be issued to a group of institutional lenders, to purchase up to 1,000,000 shares of non-voting common stock (which in certain circumstances may be exchanged for a like number of shares of Class A common stock).

                     9. To act upon any other matters properly coming before the meeting or any adjournment thereof.

RECORD DATE          The close of business on July 25, 2003 has been fixed as
                     the record date for the meeting. All stockholders of record at that time are entitled to notice of, and all such holders of Class A common stock and Class B common stock are entitled to vote at the meeting and any adjournment or postponement thereof.


ANNUAL REPORT        Our Annual Report on Form 10-K, including consolidated
                     financial statements for the year ended December 31, 2002
                     (as amended by our Form 10-K/A, filed with the Securities and Exchange Commission on April 30, 2003), on which no action will be requested at the annual meeting, is enclosed. Except for certain items specifically incorporated by reference herein, it is not to be considered part of the proxy solicitation materials.

IMPORTANT            It is important that your shares be represented and voted
                     at the meeting. Please vote by marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope provided. If you attend the meeting and wish to vote your shares in person, arrangements will be made for you to do so. Stockholders who hold their shares through a broker (in "street name") should follow the voting instructions provided by their broker.

                                     By order of the board of directors,

                                     SCOTT A. BLANK
                                     Secretary

July __, 2003

                               [GRAPHIC OMITTED]


                       PEGASUS COMMUNICATIONS CORPORATION
                  c/o PEGASUS COMMUNICATIONS MANAGEMENT COMPANY
                                    SUITE 200
                              225 CITY LINE AVENUE
                         BALA CYNWYD, PENNSYLVANIA 19004

                          ----------------------------

                                 PROXY STATEMENT
                          ----------------------------


                                  July __, 2003


         This proxy statement, which is being sent to stockholders on or about July __, 2003, is furnished in connection with the solicitation of proxies by our board of directors for use at the forthcoming Annual Meeting of Stockholders to be held on Saturday, August 9, 2003, and at any adjournment or postponement thereof.

         The close of business on July 25, 2003, has been fixed as the record date for the meeting. All stockholders of record at that time are entitled to notice of, and all holders of record of our Class A common stock and Class B common stock are entitled to vote at the meeting and any adjournment or postponement thereof. On the record date, there were outstanding ____________ shares of Class A common stock and 916,380 shares of Class B common stock, which constituted the only outstanding securities of our company entitled to vote.

                                TABLE OF CONTENTS

                                                                                                                  Page

VOTING AND REVOCABILITY OF PROXIES...................................................................................1

PROPOSAL 1.  ELECTION OF DIRECTORS...................................................................................3

PROPOSAL 2.  AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF PEGASUS SATELLITE
             COMMUNICATIONS, INC. TO ELIMINATE THE VOTING PROVISIONS RELATED TO SECTION 251(G) OF THE
             DELAWARE GENERAL CORPORATION LAW........................................................................7

PROPOSAL 3.  AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF PEGASUS COMMUNICATIONS CORPORATION TO
             ALLOW DIVIDENDS OR OTHER DISTRIBUTIONS ON OUR CLASS A COMMON STOCK, CLASS B COMMON
             STOCK AND NON-VOTING COMMON STOCK TO BE PAID IN NON-VOTING COMMON STOCK, AND ON OUR
             CLASS A COMMON STOCK AND CLASS B COMMON STOCK TO BE PAID IN CLASS A COMMON STOCK........................8

PROPOSAL 4.  AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF PEGASUS COMMUNICATIONS CORPORATION TO ALLOW FOR THE
             CONVERSION OF OUR CLASS A COMMON STOCK AND CLASS B COMMON STOCK INTO NON-VOTING COMMON STOCK AT
             THE OPTION OF THE HOLDERS THEREOF......................................................................10

PROPOSAL 5.  AMENDMENTS TO THE PEGASUS COMMUNICATIONS 1996 STOCK OPTION PLAN........................................12

PROPOSAL 6.  AMENDMENTS TO THE PEGASUS COMMUNICATIONS RESTRICTED STOCK PLAN.........................................16

PROPOSAL 7. AMENDMENTS TO THE PEGASUS COMMUNICATIONS CORPORATION 2001  EMPLOYEE STOCK PURCHASE PLAN.................19

PROPOSAL 8. APPROVAL AND RATIFICATION OF THE ANTI-DILUTION PROVISIONS OF WARRANTS...................................21

OTHER MATTERS ......................................................................................................25

ADDITIONAL INFORMATION..............................................................................................26
Section 16(a) Beneficial Ownership Reporting Compliance.............................................................26
Executive Officers..................................................................................................26
Executive Compensation..............................................................................................28
Compensation Committee Interlocks and Insider Participation.........................................................33
Employment Agreements...............................................................................................33
Compensation Committee Report on Executive Compensation.............................................................34
Performance Graph...................................................................................................36
Principal Stockholders..............................................................................................37
Certain Relationships and Related Transactions......................................................................40


                                                                                                                  Page

Audit Committee Report..............................................................................................42
Additional Information Regarding the Auditors.......................................................................43
Stockholder Proposals...............................................................................................44
Where You Can Find More Information.................................................................................45

Appendix A: Proposed Amendments to the Certificate of Incorporation of Pegasus Communications Corporation..........A-1

Appendix B: Pegasus Communications 1996 Stock Option Plan..........................................................B-1

Appendix C: Amended and Restated Pegasus Communications Restricted Stock Plan......................................C-1

Appendix D: Pegasus Communications Corporation 2001 Employee Stock Purchase Plan...................................D-1

Appendix E:  Pegasus Communications Corporation Quarterly Report on Form 10-Q for
   the three months ended March 31, 2003...........................................................................E-1

                       VOTING AND REVOCABILITY OF PROXIES

         On each matter voted upon at the meeting and any adjournment or postponement thereof, holders of Class A common stock and Class B common stock will vote together as a single class. Each record holder of Class A common stock will be entitled to one vote per share, and each record holder of Class B common stock will be entitled to ten votes per share.

         The presence, in person or by proxy, of the holders of a majority of the voting power of all outstanding shares of our common stock entitled to vote generally at the meeting is necessary to constitute a quorum. Directors are to be elected by a plurality of the votes of the shares whose holders are present, in person or by proxy, at the meeting and entitled to vote. Cumulative voting in the election of directors is not permitted. Approval of Proposals 2, 3, 4, 5, 6, 7 and 8 require the affirmative vote of a majority of the votes of the shares whose holders are present, in person or by proxy, at the meeting and entitled to vote. If a proxy is marked as "Withhold Authority" or "Abstain" on any matter, or if specific instructions are given that no vote be cast on any specific matter (a "Specified Non-Vote"), the shares represented by such proxy will not be voted on the matter. Abstentions will be included within the number of shares present at the meeting and entitled to vote for purposes of determining whether a matter has been authorized, but nominee and other Specified Non-Votes will not be so included.

         Shares may be voted at the meeting in person or by proxy. If you wish to vote using the enclosed proxy card, please mark, sign and return your signed proxy to us before the meeting, and we will vote your shares as you direct. Stockholders who hold their shares through a broker (in "street name") should follow the voting instructions provided by their broker.

         All valid proxies received prior to the meeting will be voted. Unless marked to the contrary, such proxies will be voted "FOR" the election of all nominees for director named herein; "FOR" the amendment of the Amended and Restated Certificate of Incorporation of Pegasus Satellite Communications, Inc. to eliminate the voting provisions related to Section 251(g) of the Delaware General Corporation Law; "FOR" the amendment of the Pegasus Communications Corporation Certificate of Incorporation to allow dividends or other distributions on our Class A common stock, Class B common stock and non-voting common stock to be paid in non-voting common stock, and on our Class A common stock and Class B common stock to be paid in Class A common stock; "FOR" the amendment of the Pegasus Communications Corporation Certificate of Incorporation to allow for the conversion of our Class A common stock and Class B common stock into non-voting common stock at the option of the holders thereof; "FOR" the amendment to the Pegasus Communications 1996 Stock Option Plan to allow for the issuance of non-voting common stock (with an aggregate of 1,000,000 shares of Class A and non-voting common stock available for options) and to change the maximum number of shares of Class A common stock and non-voting common stock that may be issued under options granted to any employee to 200,000 shares in any calendar year; "FOR" the amendment to the Pegasus Communications Restricted Stock Plan to allow for the issuance of non-voting common stock (with an aggregate limit of 5,000 shares of Class A and non-voting common stock that may be issued under options granted to any employee in any calendar year) and to increase the maximum number of shares of Class A common stock and non-voting common stock that may be issued under the Restricted Stock Plan to 400,000 shares; "FOR" the amendment to the Pegasus Communications Employee Stock Purchase Plan to allow for the issuance of non-voting common stock (with an aggregate of 300,000 shares of Class A and non-voting common stock available for options); and "FOR" the approval and ratification of the anti-dilution provisions of warrants. If any other business is brought before the meeting, the proxies will be voted, to the extent permitted by the rules and regulations of the Securities and Exchange Commission, in accordance with the judgment of the persons voting the proxies. A stockholder who has given a proxy may revoke it at any time prior to the proxy being voted at the meeting by (1) filing with the Secretary of our company an instrument revoking it or a duly executed proxy bearing a later date, or (2) by attending the meeting and giving notice of such revocation. Attendance at the meeting does not by itself constitute revocation of a proxy.

         In addition to the use of the mails, proxies may be solicited by our directors, officers and employees, without additional compensation, by personal interview, telegram, or otherwise. Arrangements also may be made with brokerage houses and other custodians, nominees and for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and we may reimburse them for their reasonable out-of-pocket and clerical expenses.

         Marshall W. Pagon, our Chairman of the Board and Chief Executive Officer, controls the vote of the Class B common stock. Because the Class B common stock has ten votes per share, Mr. Pagon controls a majority of the voting power of the Class A common stock and Class B common stock when holders of Class A common stock and Class B common stock vote together as a single class as they will on matters described below. Mr. Pagon has informed us that he intends to vote his shares of Class A common stock and Class B common stock in favor of Proposals 1, 2, 3, 4, 5, 6, 7 and 8, which means that these proposals will be approved regardless of the votes of our other stockholders. Mr. Pagon is required by the voting agreement described below to vote for certain nominees for election as directors.

                        PROPOSAL 1. ELECTION OF DIRECTORS

         The board of directors has, pursuant to our bylaws, fixed the number of directors that shall constitute our whole board of directors at six, and has nominated six persons for election as directors whose terms will expire at the 2004 annual meeting of stockholders, or when their successors are duly elected and qualified. The nominees are Marshall W. Pagon, Ted S. Lodge, Robert F. Benbow, James J. McEntee, III, Mary C. Metzger, and Robert N. Verdecchio, all of whom are currently directors.

         Under the terms of the voting agreement, described below in "ADDITIONAL INFORMATION -- Certain Relationships and Related Transactions -- Voting Agreement," as now in effect, Mr. Pagon and affiliates of Alta Communications are required to cause their shares to be voted for election of Messrs. Pagon, Benbow, Lodge and Verdecchio. As of March 10, 2003, the shares covered by the voting agreement represented 1,390,818 of the votes, or approximately 68.5% of the voting power entitled to vote at the meeting. As a consequence, the parties to the voting agreement have sufficient power to vote for the election of all of those four nominees nominated by the board of directors without the vote of any other stockholders. Mr. Pagon controls a total of 1,390,818 of the votes, or approximately 68.5% of the voting power and therefore has the power to elect the other nominees without the vote of any other stockholders.

         If any nominee should be unable to serve as a director, an event not now anticipated, it is intended that the shares represented by proxies will be voted for the election of such substitute as the board of directors may nominate.

         Set forth below is certain information with respect to the persons nominated for election as directors.

         Marshall W. Pagon has served as our Chairman of the Board and Chief Executive Officer since our incorporation. Additionally, Mr. Pagon served as our President from our incorporation to December 2001 and served as our Treasurer from incorporation to June 1997. From 1991 to October 1994, when the assets of our various affiliates, principally limited partnerships that owned and operated our television and cable operations, were transferred to subsidiaries of Pegasus Media & Communications, Inc., a subsidiary of our company, entities controlled by Mr. Pagon served as the general partner of these partnerships and conducted our business. Mr. Pagon's background includes over 20 years of experience in the media and communications industry. Mr. Pagon is one of his own designees to the board of directors pursuant to the voting agreement. See ADDITIONAL INFORMATION--Certain Relationships and Related Transactions--Voting Agreement. Mr. Pagon is 47 years old.

         Ted S. Lodge has been a director of our company since May 5, 2000 and has served as our President, Chief Operating Officer and Counsel since December 2001. Mr. Lodge served as our Senior Vice President, Chief Administrative Officer, General Counsel and Assistant Secretary beginning on July 1, 1996. In June 1997, Mr. Lodge became our Secretary, and in July 2000, he became an Executive Vice President. From June 1992 through June 1996, Mr. Lodge practiced law with Lodge & Company, and during that period, was engaged by our company as our outside legal counsel in connection with various matters. Mr. Lodge currently is serving as a director of our company as one of Mr. Pagon's designees to the board of directors pursuant to the voting agreement. Mr. Lodge is 46 years old.

         Robert F. Benbow has been a director of our company since May 5, 2000. Mr. Benbow had been a director of Golden Sky Systems, Inc. ("Golden Sky") and its predecessors from February 1997 to May 5, 2000. He is a Vice President of Burr, Egan, Deleage & Co., a private venture capital firm, and a Managing General Partner of Alta Communications, Inc., a private venture capital firm. Prior to joining Burr, Egan, Deleage & Co. in 1990, Mr. Benbow spent 22 years with the Bank of New England N.A., where he was a Senior Vice President responsible for special industries lending in the areas of media, project finance and energy. Mr. Benbow currently is serving as a director of our company designated by affiliates of Alta Communications pursuant to the voting agreement. Mr. Benbow is 67 years old.

         James J. McEntee, III has been a director of our company since October 8, 1996. Mr. McEntee is affiliated with Cohen Bros. & Company, a privately held investment bank located in Philadelphia. In addition, he is of counsel to the law firm of Lamb, Windle & McErlane, P.C. From March 2000 to September 2002, Mr. McEntee was a Principal in Harron Capital, L.P., a venture capital firm focused on new and traditional media ventures, and an executive officer of Harron Management Company, LLC. During that period he was also of counsel to the Lamb firm, and before March 2000 he was a principal in that firm for more than five years. In addition, Mr. McEntee is Chairman of the Board of Directors of Around Campus, Inc., a company in the business of publishing college student directories and creating marketing opportunities in college communities. He is also a director of Bancorp.com, an affiliate-based Internet bank. He is also a director of several other private companies. Mr. McEntee is one of the directors designated as an independent director under the voting agreement. Mr. McEntee is 45 years old.

         Mary C. Metzger has been a director of our company since November 14, 1996. Ms. Metzger has been Chairman of Personalized Media Communications L.L.C. and its predecessor company, Personalized Media Communications Corp., since February 1989. Ms. Metzger is one of the directors designated as an independent director under the voting agreement. She is also a designee of Personalized Media Communications under an agreement between Pegasus and Personalized Media. See ADDITIONAL INFORMATION--Certain Relationships and Related Transactions--Investment in Personalized Media Communications, L.L.C. and Licensing of Patents. Ms. Metzger is 57 years old.

         Robert N. Verdecchio has been a director of our company since December 18, 1997. He served as our Senior Vice President, Chief Financial Officer and Assistant Secretary from our inception to March 22, 2000 and as our Treasurer from June 1997 until March 22, 2000. He has also performed similar functions for affiliates and predecessors in interest from 1990 to March 22, 2000. Mr. Verdecchio is a certified public accountant and has over 15 years of experience in the media and communications industry. He is now a private investor. Mr. Verdecchio currently is serving as a director of our company as one of Mr. Pagon's designees to the board of directors pursuant to the voting agreement. Mr. Verdecchio is 46 years old.

Information Concerning Meetings and Certain Committees

         The board of directors held seven meetings during 2002. We have a standing audit committee, a standing compensation committee and a standing nominating committee of our board of directors.

         The audit committee reviews:

         o  the scope of our audit;

         o the corporate accounting practices and policies with our independent accountants and recommends to whom reports should be submitted within our company;

         o  the final report of our independent accountants; and

         o overall accounting and financial controls with internal and independent accountants.


         The audit committee is also available to the independent accountants during the year for consultation purposes. Mr. McEntee, Harry F. Hopper III and William P. Phoenix (serving as Chairman) served as the members of the audit committee during 2002. The audit committee met five times during 2002. The audit committee currently consists of Messrs. Benbow and McEntee (serving as Chairman) and Ms. Metzger.

         The compensation committee establishes the salaries of executive officers and makes recommendations to, or has the authority of, the board of directors regarding the adoption, extension, amendment and termination of compensation plans in which officers or directors may participate. Messrs. Benbow, Hopper and McEntee (serving as Chairman) served as the members of the compensation committee during 2002, which met twice during 2002.

         The nominating committee nominates all persons (other than the designees of Mr. Pagon and affiliates of Alta Communications pursuant to the voting agreement) to serve as our directors. The nominating committee will not consider nominees recommended by our stockholders. Mr. Pagon, Mr. Benbow and Ms. Metzger are the current members of the nominating committee. Although the nominating committee did not meet in 2002, it did act by the unanimous written consent of its members.

         During 2002, all incumbent directors attended in person or by conference telephone at least 75% of the total number of meetings of the board of directors and committees of the board on which they served during their incumbency.

Compensation of Directors

         Under our by-laws, each director is entitled to receive such compensation, if any, as may from time to time be fixed by the board of directors. We currently pay our directors who are not our employees or officers an annual retainer of $10,000 plus $1,000 for each board meeting attended in person, $500 for each meeting of a committee of the board and $500 for each board meeting held by telephone. The annual retainer is payable, at each director's option, in cash or in the form of options to purchase our Class A common stock (or non-voting common stock if Proposal 5 is approved). We also reimburse each director for all reasonable expenses incurred in traveling to and from the place of each meeting of the board or committee of the board.

         On June 18, 2002, each of our non-employee directors received options to purchase 100,000 shares of Class A common stock under our stock option plan at an exercise price of $1.03 per share, the closing price of the Class A common stock on June 17, 2002, the date prior to the date of the grant. As a result of our one-for-ten reverse stock split, effective December 31, 2002, the number of shares of Class A common stock subject to the options granted to each director has been adjusted to 10,000 and the exercise price has been adjusted to $10.30 per share. The options issued vested 25% on the date of the grant, with an additional 2.083% vesting on the eighteenth day of each calendar month from July 18, 2002 to May 18, 2005 and an additional 2.095% vesting on June 18, 2005. Each option is exercisable until June 18, 2012, the tenth anniversary of the date of grant.

         OUR BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE ELECTION OF
                       EACH OF THE NOMINEES FOR DIRECTOR.

 PROPOSAL 2. AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
  OF PEGASUS SATELLITE COMMUNICATIONS, INC. TO ELIMINATE THE VOTING PROVISIONS
       RELATED TO SECTION 251(G) OF THE DELAWARE GENERAL CORPORATION LAW

         On February 22, 2001, Pegasus Communications adopted a new holding company structure. In the reorganization, all of the common and preferred stock of our subsidiary Pegasus Satellite Communications, Inc. (then named Pegasus Communications Corporation) was exchanged for identical common and preferred stock of the new holding company, which assumed the name Pegasus Communications Corporation. In the reorganization, Pegasus Satellite became a direct subsidiary of the new holding company. This reorganization was conducted in accordance with
Section 251(g) of the Delaware General Corporation Law and did not require the approval of Pegasus Satellite's stockholders. In connection with the reorganization and pursuant to the requirements of Section 251(g), Pegasus Satellite's Certificate of Incorporation was amended to include the following provision:

         "Any act or transaction by or involving the Corporation that requires for its adoption under the Delaware General Corporation Law or this Certificate of Incorporation the approval of stockholders of the Corporation shall require, pursuant to Section 251(g) of the Delaware General Corporation Law, in addition to the approval of the Corporation's stockholders, the approval of the stockholders of Pegasus Communications Corporation (or any successor by merger), by the same vote as is required by the Delaware General Corporation Law or by this Certification of Incorporation."

         This provision requires Pegasus Satellite to obtain a vote of Pegasus Communications' stockholders in connection with certain actions taken by Pegasus Satellite, such as charter amendments, mergers or the sale of all or substantially all of its assets. Absent such a provision, there is no general requirement under Delaware law that stockholders of a parent entity, such as Pegasus Communications, be entitled to vote on these types of transactions involving its wholly owned subsidiaries, such as Pegasus Satellite. The amendment to Pegasus Satellite's charter to remove this provision will have no effect on the right of stockholders of Pegasus Communications to vote on transactions occurring at the Pegasus Communications level. In order to provide maximum flexibility and efficiency under the holding company structure that has been established, we propose to eliminate the provision set forth above from Pegasus Satellite's Amended and Restated Certificate of Incorporation. Our board of directors believes that the deletion of this provision from Pegasus Satellite's Amended and Restated Certificate of Incorporation will allow our company to manage its entire organization more effectively.

         If this proposed amendment is approved by the stockholders of Pegasus Communications, we intend to promptly file an appropriate amendment to Pegasus Satellite's Amended and Restated Certificate of Incorporation with the State of Delaware.

    OUR BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSAL TO AUTHORIZE THE AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF
         PEGASUS SATELLITE COMMUNICATIONS, INC. TO ELIMINATE THE VOTING PROVISIONS RELATED TO SECTION 251(G) OF THE DELAWARE GENERAL CORPORATION LAW.

      PROPOSAL 3. AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF PEGASUS COMMUNICATIONS CORPORATION TO ALLOW DIVIDENDS OR OTHER DISTRIBUTIONS ON OUR
  CLASS A COMMON STOCK, CLASS B COMMON STOCK AND NON-VOTING COMMON STOCK TO BE PAID IN NON-VOTING COMMON STOCK, AND ON OUR CLASS A COMMON STOCK AND CLASS B
                 COMMON STOCK TO BE PAID IN CLASS A COMMON STOCK

         Currently, dividends and distributions payable in the form of common stock on our Class A common stock, Class B common stock and non-voting common stock may be paid only in shares of Class A common stock, Class B common stock and non-voting common stock, respectively. Pegasus Communications' board of directors is proposing an amendment to Article Fourth, Part II, Section 1(b) of Pegasus Communications' certificate of incorporation to authorize the payment of dividends or other distributions payable on our Class A common stock, Class B common stock and non-voting common stock in shares of our non-voting common stock, so long as the same number of shares of non-voting common stock will be issued on each share of Class A common stock, Class B common stock and non-voting common stock pursuant to any such dividend or other distribution. The amendment would also authorize the payment of dividends and distributions payable on our Class A common stock and Class B common stock in shares of our Class A common stock, so long as the same number of shares of Class A common stock will be issued on each share of Class A common stock and Class B common stock and an equal number of shares of non-voting common stock are simultaneously issued on each share of non-voting common stock. The text of the proposed amendment is attached as Appendix A to this proxy statement and the following discussion is qualified in its entirety by reference to Appendix A. For convenience, Appendix A also reflects the amendment proposed in Proposal 4, although Proposals 3 and 4 are not contingent on one another.

         The affirmative vote of holders of a majority of the total voting power of the outstanding shares of Class A common stock and Class B common stock, voting together as a single class, is required to approve this amendment to the certificate of incorporation.

         As of July __, 2003, no shares of non-voting common stock were outstanding.

         The board of directors believes that the proposed amendment to allow the payment of dividends or other distributions in non-voting common stock will provide us with increased flexibility to issue equity in the future to meet various needs without diluting the voting power of our existing stockholders.

         Although Pegasus Communications' certificate of incorporation and by-laws do not have specific provisions designed to discourage certain transactions involving a change in control of Pegasus Communications, its capital structure could prevent such a change of control. Under our current capital structure, Mr. Pagon beneficially owns all of the Class B common stock. The Class B common stock is entitled to 10 votes per share. Therefore, Mr. Pagon controls the majority of Pegasus Communications' voting power and has the ability to prevent any reasonably foreseeable attempt to acquire us through a merger, consolidation, sale of assets or tender offer. The proposed charter amendment and stock dividend will permit us in the future to make further equity issuances without diluting the voting power of our existing stockholders, including Mr. Pagon, and will make it less likely that Mr. Pagon will cease to control a majority of Pegasus Communications' voting power. Therefore, the proposed charter amendment, in combination with future issuances of non-voting common stock, will make it less likely that a merger, consolidation, sale of assets or tender offer not supported by Mr. Pagon would take place. Consequently, the proposed charter amendment and such future issuances of non-voting common stock, if they take place, would reduce the possibility that our stockholders would have an opportunity to sell their shares at a premium over then prevailing market prices in connection with such a transaction.

         If the proposed charter amendment is approved by the stockholders of Pegasus Communications, we intend to promptly file an appropriate amendment to Pegasus Communications Corporation's Certificate of Incorporation with the State of Delaware. No further action or authorization by Pegasus Communications' stockholders will be necessary prior to the issuance of shares of non-voting common stock, except as might be required by applicable law or by agreements with or policies of any exchange or market on which our securities are listed or traded.

  OUR BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSAL TO AUTHORIZE THE
     AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF PEGASUS COMMUNICATIONS
      CORPORATION TO ALLOW DIVIDENDS OR OTHER DISTRIBUTIONS ON OUR CLASS A
      COMMON STOCK, CLASS B COMMON STOCK AND NON-VOTING COMMON STOCK TO BE
           PAID IN NON-VOTING COMMON STOCK, AND ON OUR CLASS A COMMON
       STOCK AND CLASS B COMMON STOCK TO BE PAID IN CLASS A COMMON STOCK.

      PROPOSAL 4. AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF PEGASUS COMMUNICATIONS CORPORATION TO ALLOW FOR THE CONVERSION OF OUR CLASS A COMMON STOCK AND CLASS B COMMON STOCK INTO NON-VOTING COMMON STOCK AT THE OPTION OF
                               THE HOLDERS THEREOF

         Pegasus Communications' board of directors is proposing an amendment to Article Fourth, Part II, Section 4 of Pegasus Communications' certificate of incorporation to allow for the conversion of each share of our Class A common stock and Class B common stock into one share of our non-voting common stock at the option of the holders thereof. Our Class A common stock is currently not convertible into any other class of security. Our Class B common stock is currently convertible into Class A common stock on a share-for-share basis, and this conversion right would be modified to include a limitation on the right of a holder of Class B common stock to convert Class B common stock into Class A common stock to the extent that such right to effect such conversion would result in a "change of control" (as that concept is defined in any indenture, credit facility or other financing arrangement to which our company or any of its affiliates is a party). No payment or adjustment on account of dividends accrued or in arrears on Class A common stock or Class B common stock surrendered for conversion or on account of any dividends on the non-voting common stock issuable on such conversion will be made. The text of the proposed amendment is attached as Appendix A to this proxy statement and the following discussion is qualified in its entirety by reference to Appendix A. For convenience, Appendix A reflects the amendment proposed in Proposal 3, although Proposals 3 and 4 are not contingent on one another.

         The affirmative vote of holders of a majority of the total voting power of the outstanding shares of Class A common stock and Class B common stock voting together as a single class, is required to approve this amendment to the certificate of incorporation.

         We intend to seek to register our non-voting common stock under the Securities Exchange Act of 1934, as amended, and to list the shares of our non-voting common stock for trading on the Nasdaq National Market. While there can be no assurance that a public market for our non-voting common stock will develop, in the event such a market does develop, the board of directors believes that the proposed amendment to allow the conversion of our Class A common stock into non-voting common stock will provide the holders of our Class A common stock with greater flexibility to maximize the value of their investment in our company.

         As noted above in the discussion of Proposal 3, under our company's current capital structure, Mr. Pagon, as a holder of Class B common stock, controls the majority of Pegasus Communications' voting power and has the ability to prevent any reasonably foreseeable attempt to acquire us through a merger, consolidation, sale of assets or tender offer. If the proposed charter amendment is approved and holders of our Class A common stock elect in the future to convert their shares of Class A common stock into non-voting common stock, Mr. Pagon's voting power relative to the remaining holders of Class A common stock will increase. Therefore, the proposed charter amendment and the proposed stock dividend described above in Proposal 3, in combination with future conversions of Class A common stock to non-voting common stock, will make it less likely that a merger, consolidation, sale of assets or tender offer not supported by Mr. Pagon would take place.

         If the proposed charter amendment is approved by the stockholders of Pegasus Communications, we intend to promptly file an appropriate amendment to Pegasus Communications Corporation's Certificate of Incorporation with the State of Delaware. Other than the procedures for conversion outlined in the proposed amendment attached to this proxy statement as Annex A, no further action or authorization by Pegasus Communications' stockholders will be necessary prior to the issuance of shares of non-voting common stock, except as might be required by applicable law or by agreements with or policies of any exchange or market on which our securities are listed or traded.

  OUR BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE PROPOSAL TO AUTHORIZE THE
     AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF PEGASUS COMMUNICATIONS
        CORPORATION ALLOW FOR THE CONVERSION OF OUR CLASS A COMMON STOCK
            AND CLASS B COMMON STOCK INTO OUR NON-VOTING COMMON STOCK
                      AT THE OPTION OF THE HOLDERS THEREOF.

                          PROPOSAL 5. AMENDMENTS TO THE
                  PEGASUS COMMUNICATIONS 1996 STOCK OPTION PLAN

         The Pegasus Communications Stock Option Plan was adopted in September 1996 to further our growth and success by providing an incentive to eligible employees and directors which increases their direct involvement in our future success. At the meeting, you will be asked to approve amendments to (a) allow the issuance of our non-voting common stock under the Stock Option Plan and (b) change the limit on the number of shares that may be issued under options granted to any employee under the plan. In June 2003, the compensation committee of our board of directors approved amending the Stock Option Plan to permit the issuance of non-voting common stock under the Stock Option Plan and a change to the maximum number of shares of our common stock that may be issued under options granted to any employee to 200,000 shares in any calendar year, although these changes will not be implemented until stockholder approval of each is obtained. The Stock Option Plan, as amended to reflect these changes and all prior amendments, is attached as Appendix B to this proxy statement. The following description of the Stock Option Plan, as amended, is intended merely as a summary of its principal features and is qualified in its entirety by reference to the terms of the Stock Option Plan itself.

Summary of the Stock Option Plan

         Administration. With respect to directors and executive officers, the Stock Option Plan is administered by a committee of not fewer than two of our non-employee directors or our entire board of directors. With respect to employees who are not executive officers, the Plan is administered by a management committee that is appointed by the board or a committee of the board.

         Eligibility and Types of Options. There are three types of options granted under the Stock Option Plan: (1) discretionary options which are granted to employees and non-employee directors, in the discretion of the Stock Option Plan administrator, (2) formula options granted to employees when they are hired, and (3) director options that are granted to a non-employee director who elects to receive an option in lieu of his or her annual retainer fees. Options granted to employees may be nonqualified stock options ("NQSOs") or options qualifying as incentive stock options ("ISOs"), but no employee may be granted options covering more than 200,000 shares of our common stock over the life of the Stock Option Plan (200,000 shares over any calendar year if this proposal is approved). (If this proposal is approved, the limit on the number of shares available under the Plan (1,000,000 shares) and the per employee limit (200,000 shares) will be aggregate limits that apply to Class A common stock and non-voting common stock.) Our directors who are not employees are eligible to receive NQSOs under the Stock Option Plan. Currently, all of our approximately 1,299 employees, including executive officers, and all of our non-employee directors are eligible to receive options under the Stock Option Plan.

         Terms and Conditions of Options. For discretionary options, the Stock Option Plan administrator determines who will receive an option and the type and number of shares subject to the option. For an option granted to a director in lieu of retainer fees, the number of shares subject to the option is based on a valuation formula established by the Stock Option Plan administrator which takes into account the fee otherwise payable in cash, the closing price of our stock and the terms of the option.

         For discretionary options and director options (in lieu of retainer fees), the Stock Option Plan administrator determines:

o the exercise price (which may not be less than the date of grant fair market value (as defined in the Stock Option Plan)) of our common stock that is covered by the option,

o    the term of the option (which may not be more than 10 years),

o    the date(s) on which the option becomes exercisable,

o whether an NQSO is transferable to limited transferees (such as family members), and

o the methods by which the exercise price and/or tax withholding obligations may be paid (including cash payment, surrendering previously acquired shares of our Class A common stock or our non-voting common stock, and broker-financed transactions).

         The Stock Option Plan administrator may also provide that the term of such an option will be shorter than it otherwise would have been if an optionee terminates employment or ceases to be a member of our board of directors (for any reason, including death or disability). However, an ISO will expire no later than (1) three months after termination of employment for a reason other than death or disability, or (2) one year after termination of employment on account of disability. Also, no option may be exercised more than three years after an optionee's death.

         On the first anniversary of the date an employee (other than an executive officer) is first hired, he or she is granted a formula option which is intended to be an ISO. The number of shares subject to the option depends on whether the employee is a full-time employee (50 shares) or a part-time employee (25 shares). The exercise price will generally equal the date of grant fair market value (as defined in the Stock Option Plan) of our common stock that is covered by the option and the term of the formula option will be 10 years. Formula options become fully exercisable on the anniversary of the date of grant, death or disability, if the optionee is employed by us on the applicable date. Formula options will not remain exercisable for more than (1) three months after termination from employment for a reason other than death or disability, or (2) one year after termination of employment on account of death or disability.

         The Stock Option Plan administrator has the discretion to accelerate the exercisability of any outstanding option. In addition, all outstanding options automatically become exercisable upon a Change of Control (as defined in the Stock Option Plan).

         Share Adjustments. In the event of a stock dividend, a stock split, a share combination, or a similar change in our capitalization, the Stock Option Plan administrator has the discretion to adjust (1) the total number and type or class of shares available under the Stock Option Plan, (2) the limit on shares that may be subject to options granted to any employee, (3) the number and type or class of shares subject to formula awards, and (4) the number and type or class of shares issuable upon the exercise of outstanding options under the plan (and the exercise price per share of those options). The adjustments will be made only as necessary to maintain the proportionate interests of plan participants and to preserve (but not exceed) the value of their awards.

         Duration and Amendment of Stock Option Plan. The Stock Option Plan will terminate in September 2006. Prior to that date, our board of directors may suspend or terminate the Stock Option Plan, and our board of directors or a committee of the board of directors may amend the Stock Option Plan, subject to stockholder approval under certain circumstances. Examples of amendments which require stockholder approval include an amendment increasing the number of shares which may be subject to options, an amendment increasing the limit on shares subject to options granted to employees, and an amendment increasing the duration of the Stock Option Plan with respect to ISOs. The Stock Option Plan administrator may amend outstanding options at any time, except that an optionee must approve any suspension, discontinuance or amendment, if such action would materially impair his or her rights under any option previously granted to him or her.

         Market Value. As of July __, 2003, the closing sale price of our Class A common stock on the Nasdaq National Market was $__________.

         Federal Income Tax Treatment of Options.

         ISOs. If the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code") are met, an optionee recognizes no income upon the grant or exercise of an ISO (unless the alternative minimum tax rules apply), and we are not entitled to a deduction.

         NQSOs. An optionee recognizes no income at the time an NQSO is granted. Upon exercise of the NQSO, the optionee recognizes ordinary income for federal income tax purposes in an amount generally measured as the excess of the then fair market value of the common stock subject to the option over the exercise price. Section 162(m) of the Code disallows a deduction by us for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. We have taken steps so that compensation attributable to options granted to executive officers under the Stock Option Plan or the Restricted Stock Plan will qualify as performance based compensation and should not be subject to the $1.0 million deduction limit.

         Option Grants. As of July 9, 2003, the following options have been granted under the Stock Option Plan:

                                                                                                           Number
                                                                                                             of
Name and Position(1)                                                                                      Units(2)
--------------------                                                                                      --------
Marshall W. Pagon, Chairman and Chief Executive Officer(3).............................................    211,499
Ted S. Lodge, President, Chief Operating Officer, Counsel and Director(3)..............................    106,499
Howard E. Verlin, Executive Vice President.............................................................     62,162
Scott A. Blank, Senior Vice President, General Counsel and Secretary...................................     25,997
John K. Hane, Senior Vice President of Business Development............................................     26,497
Karen M. Heisler, Senior Vice President of Human Resources and Administrative Services.................     17,998
Robert F. Benbow, Director (3).........................................................................     23,049
James J. McEntee, III, Director (3)....................................................................     27,075
Mary C. Metzger, Director (3)..........................................................................     37,049
Robert N. Verdecchio, Director (3).....................................................................     61,314
Executive Group .......................................................................................    492,170
Associates of Directors, Executive Officers or Nominees ...............................................          0
Non-Executive Director Group...........................................................................    148,487
Non-Executive Officer Employee Group...................................................................    375,448

---------------
(1) No other person received or is to receive five percent of the options granted under the Stock Option Plan.
(2) Reflects, as of July 9, 2003, the number of shares issuable upon exercise of the all option grants made at any time under the Stock Option Plan, as adjusted for our one-for-ten reverse stock split.
(3)   Each of these individuals is a nominee for election as a director in 2003.

         Registration Statement on Form S-8. The 1,000,000 shares (as adjusted for our one-for-ten reverse stock split effective December 31, 2002) of our Class A common stock that may be currently granted under the Stock Option Plan have been registered for sale under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement on Form S-8. If the proposal to authorize the issuance of non-voting common stock under the Stock Option Plan is approved, we intend to file with the SEC a registration statement on Form S-8 to register our non-voting common stock that may be granted pursuant to the Stock Option Plan.

  OUR BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE AMENDMENTS TO THE PEGASUS COMMUNICATIONS 1996 STOCK OPTION PLAN TO ALLOW FOR THE ISSUANCE OF NON-VOTING COMMON STOCK (WITH AN AGGREGATE OF 1,000,000 SHARES OF CLASS A AND NON-VOTING
 COMMON STOCK AVAILABLE FOR OPTIONS) AND TO CHANGE THE MAXIMUM NUMBER OF SHARES
           OF OUR CLASS A COMMON STOCK AND OUR NON-VOTING COMMON STOCK
           THAT MAY BE ISSUED UNDER OPTIONS GRANTED TO ANY EMPLOYEE TO
                      200,000 SHARES IN ANY CALENDAR YEAR.

                          PROPOSAL 6. AMENDMENTS TO THE
                  PEGASUS COMMUNICATIONS RESTRICTED STOCK PLAN

         At the meeting, you will be asked to approve amendments to (a) allow the issuance of our non-voting common stock under the Restricted Stock Plan and
(b) increase the number of shares of our Class A common stock and our non-voting common stock available for granting awards under the Restricted Stock Plan. In June 2003, the compensation committee of our board of directors approved amending the Restricted Stock Plan to permit the issuance of non-voting common stock under the Restricted Stock Plan and the increase to 400,000 shares, although these changes will not be implemented until stockholder approval of each is obtained. The Restricted Stock Plan, as amended to reflect these changes and all prior amendments, is attached as Appendix C to this proxy statement. The following description of the Restricted Stock Plan, as amended, is intended merely as a summary of its principal features and is qualified in its entirety by reference to the terms of the Restricted Stock Plan itself.

Summary of the Restricted Stock Plan

         Awards. The Restricted Stock Plan provides for two types of restricted stock awards that are made in the form of our Class A common stock or our non-voting common stock for awards made after June 6, 2003: (1) special recognition awards for consistency (team award), initiative (a team or individual award), problem solving (a team or individual award) and individual excellence, and (2) discretionary restricted stock awards. The Restricted Stock Plan administrator determines whether an award will be made in the form of our Class A common stock or our non-voting common stock.

         Special recognition awards are discretionary awards made in proportion to annual increases in Location Cash Flow. For this purpose, Location Cash Flow is automatically adjusted for acquisitions such that, for the purpose of calculating the annual increase in Location Cash Flow, the Location Cash Flow of the acquired properties is included as if it had been a part of our financial results for the comparable period of the prior year. No special recognition awards have been paid since 2001.

         Administration. Awards made to executive officers under the Restricted Stock Plan are determined by a committee of not fewer than two of our non-employee directors or our entire board of directors. Awards made to employees who are not executive officers are determined by a management committee appointed by the board or a committee of the board.

         Eligibility. All of our approximately 1,299 employees are eligible to receive discretionary awards and special recognition awards under the Restricted Stock Plan. For a discretionary award granted on or after June 6, 2003 to an employee who is not an executive officer, the Restricted Stock Plan administrator will designate the amount of the discretionary award that the employee may elect to receive in the form of (1) our Class A common stock or our non-voting common stock subject to vesting requirements, or (2) an option to purchase our Class A common stock or our non-voting common stock. Such options are generally granted as incentive stock options ("ISOs"), although nonqualified stock options ("NQSOs") may also be issued under the Restricted Stock Plan. No employee, however, may receive options under the Restricted Stock Plan for more than 5,000 (as adjusted for our one-for-ten reverse stock split effective December 31, 2002) shares of Class A common stock and non-voting common stock in any calendar year. For a discretionary award granted on or after June 6, 2003 to an executive officer, the Restricted Stock Plan administrator will designate the amount of the discretionary award that the executive officer may elect to receive in the form of (1) our Class A common stock or our non-voting common stock subject to vesting requirements, (2) an option to purchase our Class A common stock or our non-voting common stock, and/or (3) cash.

         Vesting. Special recognition awards and cash payments of discretionary awards are fully vested on the date they are granted. Discretionary awards of restricted stock (or options granted in lieu thereof) vest in accordance with the terms of the grant. A grantee also becomes fully vested in his outstanding restricted stock award(s) (or options) upon death or disability. If a grantee's employment terminates for a reason other than death or disability before becoming fully vested, his unvested restricted stock award(s) (or options) will be forfeited. Prior to becoming vested, the grantee will, however, be entitled to vote the restricted stock and receive any dividends of record. The Restricted Stock Plan administrator may accelerate the vesting of discretionary awards upon grant or at any time thereafter in its discretion.

         Terms and Conditions of Options. Options granted under the Restricted Stock Plan in lieu of restricted stock awards:

o have an exercise price that is not less than the date of grant fair market value (as defined in the Stock Option Plan) of our common stock that is covered by the option,

o    have an option term of not more than 10 years, and

o generally are not exercisable more than three months following termination of employment (for a reason other than death or disability) or more than one year following termination due to death or disability.

         The exercise price of the options may be paid in cash, by the delivery of other shares of our Class A common stock or our non-voting common stock previously acquired by the optionee, or by effecting a broker-financed transaction whereby a portion of the option shares are sold on the open market to raise the money needed to pay the exercise price.

         Share Adjustments. In the event of a stock dividend, a stock split, a share combination, or a similar change in our capitalization, the total number and type or class of shares available under the Restricted Stock Plan and the number and type or class of shares that may be issued when restricted stock awards vest will be adjusted. Also, the Restricted Stock Plan administrator has the discretion to adjust the calendar year share limit that applies to options granted to employees under the Restricted Stock Plan and the number of shares issuable upon the exercise of outstanding options under the plan (and the price per share of those options) to reflect any change in our capitalization. The adjustments will generally be made only as necessary to maintain the proportionate interests of plan participants and to preserve (but not exceed) the value of their awards.

         Duration and Amendment of Restricted Stock Plan. The Restricted Stock Plan became effective in September 1996, and will terminate in September 2006. Prior to that date, our board of directors may suspend or terminate the Restricted Stock Plan. Our board of directors or a committee of our board of directors may amend the Restricted Stock Plan, subject to stockholder approval under certain circumstances, including increases in the number of shares authorized under the Restricted Stock Plan. Outstanding awards under the Restricted Stock Plan may be amended by the Restricted Stock Plan administrator at any time. A grantee must approve any suspension, discontinuance or amendment, if such action would materially impair the grantee's rights under any restricted stock award previously granted to him or her.

         Market Value. As of July __, 2003, the closing sale price of our Class A common stock on the Nasdaq National Market was $_______.

         Federal Income Tax Treatment of Options. For a summary of the federal income tax treatment applicable to options granted under the Restricted Stock Plan, please see the "Federal Income Tax Treatment of Options" section which appears under Proposal 5 of this proxy statement.

         Option Grants under the Restricted Stock Plan. As of July 9, 2003, the following options have been granted under the Restricted Stock Plan:

                                                                                                           Number
                                                                                                             of
Name and Position(1)                                                                                      Units(2)
--------------------                                                                                      --------
Marshall W. Pagon, Chairman and Chief Executive Officer(3).............................................      682(4)
Ted S. Lodge, President, Chief Operating Officer, Counsel and Director(3)..............................        0(4)
Howard E. Verlin, Executive Vice President.............................................................      163
Scott A. Blank, Senior Vice President, General Counsel and Secretary..................................         0
John K. Hane, Senior Vice President of Business Development............................................        0
Karen M. Heisler, Senior Vice President of Human Resources and Administrative Services.................        0
Robert F. Benbow, Director (3).........................................................................      N/A(4)
James J. McEntee, III, Director (3)....................................................................      N/A(4)
Mary C. Metzger, Director (3)..........................................................................      N/A(4)
Robert N. Verdecchio, Director (3).....................................................................        0(5)
Executive Group .......................................................................................      845
Associates of Directors, Executive Officers or Nominees ...............................................        0
Non-Executive Director Group...........................................................................        0(4)
Non-Executive Officer Employee Group...................................................................      741

---------------
(1) No other person received or is to receive five percent of the options granted under the Restricted Stock Plan.
(2) Reflects, as of July 9, 2003, the number of shares issuable upon exercise of the all option grants made at any time under the Restricted Stock Plan, as adjusted for our one-for-ten reverse stock split.
(3)   Each of these individuals is a nominee for election as a director in 2003.
(4) Directors are not eligible to receive awards under the Restricted Stock Plan, but may receive cash, stock or options granted under the Restricted Stock Plan in their capacities as employees.
(5) Mr. Verdecchio is a former executive officer and is no longer eligible to receive options under the Restricted Stock Plan in his capacity as a director.

         Registration Statement on Form S-8. The 200,000 shares (as adjusted for our one-for-ten reverse stock split effective December 31, 2002) of our Class A common stock that may be currently granted under the Restricted Stock Plan have been registered for sale under the Securities Act pursuant to a Registration Statement on Form S-8. If the proposal to authorize the issuance of non-voting common stock under the Restricted Stock Plan and to increase the number of shares covered by the Restricted Stock Plan is approved, we intend to file with the SEC a registration statement on Form S-8 to register the non-voting common stock and the additional 400,000 shares of our Class A common stock and our non-voting common stock that may be granted pursuant to the Restricted Stock Plan.

  OUR BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE AMENDMENTS TO THE PEGASUS COMMUNICATIONS RESTRICTED STOCK PLAN TO ALLOW FOR THE ISSUANCE OF NON-VOTING
      COMMON STOCK (WITH AN AGGREGATE LIMIT OF 5,000 SHARES OF CLASS A AND NON-VOTING COMMON STOCK THAT MAY BE ISSUED UNDER OPTIONS GRANTED TO ANY EMPLOYEE IN ANY CALENDAR YEAR) AND TO INCREASE THE NUMBER OF SHARES OF
       CLASS A COMMON STOCK AND NON-VOTING COMMON STOCK THAT MAY BE ISSUED
               UNDER THE RESTRICTED STOCK PLAN TO 400,000 SHARES.

                          PROPOSAL 7. AMENDMENT TO THE
                       PEGASUS COMMUNICATIONS CORPORATION
                        2001 EMPLOYEE STOCK PURCHASE PLAN

         The Pegasus Communications Corporation 2001 Employee Stock Purchase Plan was adopted by our board of directors in March 2001 to provide our eligible employees with the opportunity to purchase shares of our Class A common stock through payroll deductions, and thus to encourage stock ownership by our employees and to encourage their continued employment. At the meeting, you will be asked to approve the issuance of our non-voting common stock under the Employee Stock Purchase Plan (with an aggregate of 300,000 shares of Class A and non-voting common stock available for options). In June 2003, the compensation committee of our board of directors approved amending the Employee Stock Purchase Plan to permit the issuance of non-voting common stock under the Employee Stock Purchase Plan, although this change will not be implemented until shareholder approval is obtained. The Employee Stock Purchase Plan, as amended to provide for the issuance of non-voting common stock and all prior amendments, is attached as Appendix D to this proxy statement. The following description of the Employee Stock Purchase Plan is intended merely as a summary of its principal features and is qualified in its entirety by reference to the Employee Stock Purchase Plan.

         Administration. The Employee Stock Purchase Plan is administered by a committee whose members are appointed by the compensation committee of our board of directors.

         Eligibility. Employees of the company who have completed at least 30 days' employment are eligible to participate in the Employee Stock Purchase Plan, except that an employee who would own stock (including stock covered by outstanding options) representing five percent or more of the total combined voting power of all classes of our stock is not eligible to participate in the plan. All of our approximately 1,299 employees are eligible to participate in the Employee Stock Purchase Plan, with the exception of our Chief Executive Officer Marshall W. Pagon.

         Option Terms. Options to purchase shares of our Class A common stock or our non-voting common stock are deemed granted to participants on the first business day of each option term. An "option term" is a calendar quarter. Payroll deductions accumulate during an option term and purchases of shares occur on the last business day of the option term from the amounts accumulated during that option term. A committee of our board of directors determines whether options will be granted to purchase our Class A common stock or our non-voting common stock.

         Participation. An eligible employee may become a participant in the Employee Stock Purchase Plan for an option term by authorizing the company to have deductions of up to 10% made from his or her basic or regular rate of compensation. Employee payroll deduction amounts are held as part of the company's general assets. During an option term, an employee may not change his or her percentage of payroll deduction, and may not withdraw any contributed funds other than by terminating participation in the Employee Stock Purchase Plan (as described below).

         Purchase Price. The purchase price for each share of our common stock (the "Purchase Price") equals the lesser of (i) 85% of the fair market value of our common stock subject to the option on the first business day of the applicable option term, or (ii) 85% of the fair market value of our common stock subject to the option on the last business day of the applicable option term. The "fair market value" of a share equals the quoted closing price of our Class A common stock or our non-voting common stock on the relevant day. If our non-voting common stock is not publicly traded, the fair market value of a share of our non-voting common stock will be determined by the Employee Stock Purchase Plan administrator.

         Exercise of Options and Purchase Limit. On the last business day of each option term, a participating employee's option is automatically exercised for the number of shares of our common stock purchasable with the employee's accumulated payroll deductions for the option term. A participant must be employed by the company on the last day of the option term in order to acquire stock for that option term. However, no employee may purchase more than $25,000 worth of our common stock in any calendar year under the Employee Stock Purchase Plan.

         Termination of Participation. A participating employee will be refunded all payroll deductions held on his or her behalf, and the employee's participation in the Employee Stock Purchase Plan will be terminated, if: (a) the employee elects to terminate participation and withdraw his or her payroll deductions; (b) the employee ceases to be employed us; (c) our board of directors or a committee of our board of directors terminates the Employee Stock Purchase Plan; or (d) the employee ceases to be eligible to participate in the Employee Stock Purchase Plan.

         Duration and Amendment of Employee Stock Purchase Plan. Our board of directors or a committee of our board of directors may terminate the Employee Stock Purchase Plan at any time. In any event, the Employee Stock Purchase Plan will terminate when all shares of our Class A common stock or our non-voting common stock that may be made available for purchase under the Employee Stock Purchase Plan have been issued. Our board of directors or a committee of our board of directors may amend the Employee Stock Purchase Plan, subject to stockholder approval under certain circumstances. Examples of amendments which require stockholder approval include an amendment increasing the number of shares that may be made available for purchase under the Employee Stock Purchase Plan, changing the eligibility requirements for participating in the Employee Stock Purchase Plan, or causing options issued under the Employee Stock Purchase Plan to fail to meet the requirements of Section 423 of the Code.

         Market Value. As of July ___, 2003, the closing sale price of our Class A common stock on the Nasdaq National Market was $_________.

         Federal Income Tax Aspects of the Issuance and Exercise of Options. The Employee Stock Purchase Plan is intended to meet the requirements of Section 423 of the Code. Under Section 423, no income is recognized for federal income tax purposes by participants when they are granted an option under the Employee Stock Purchase Plan at the beginning of an option term or upon purchase of shares at the end of an option term. We are not entitled to a deduction at the grant date or at the end of an option term.

         Registration Statement on Form S-8. The 300,000 shares (as adjusted for our one-for-ten reverse stock split effective December 31, 2002) of our Class A common stock that may be currently granted under the Employee Stock Purchase Plan have been registered for sale under the Securities Act pursuant to a Registration Statement on Form S-8. If the proposal to authorize the issuance of non-voting common stock under the Employee Stock Purchase Plan is approved, we intend to file with the SEC a registration statement on Form S-8 to register our non-voting common stock that may be issued under the Employee Stock Purchase Plan.

   THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" THE AMENDMENT OF THE PEGASUS
    COMMUNICATIONS CORPORATION 2001 EMPLOYEE STOCK PURCHASE PLAN TO ALLOW FOR THE ISSUANCE OF OUR NON-VOTING COMMON STOCK THEREUNDER (WITH AN AGGREGATE OF 300,000 SHARES OF CLASS A AND NON-VOTING COMMON STOCK AVAILABLE FOR OPTIONS).

                  PROPOSAL 8 - APPROVAL AND RATIFICATION OF THE
                      ANTI-DILUTION PROVISIONS OF WARRANTS

General

         To ensure compliance with the rules of the Nasdaq Stock Market, we are seeking stockholder approval and ratification of certain provisions of a warrant agreement dated as of April 2, 3003, that provides for the potential issuance to a group of institutional lenders (the "Lenders") of warrants to purchase our non-voting common stock (the "Warrants"). We entered into the warrant agreement in connection with a term loan agreement dated April 2, 2003 under which the Lenders agreed to make term loans of up to $100 million, subject to conditions, to one of our subsidiaries. The provisions of the Warrants to be approved by the stockholders relate to future adjustments to the exercise price of the Warrants and the number of shares of Common Stock to be issued upon exercise of the Warrants.

         The Warrants entitle the holders thereof to purchase between 850,000 and 1,000,000 shares (depending on how much of the term loans are borrowed) of non-voting common stock (the "Warrant Shares") at an exercise price of $16.00 per share. (The Warrant Shares are exchangeable for an equal number of shares of our Class A common stock at the option of the holders if the Class A common stock is more marketable than the non-voting common stock at the time of any proposed sale of Warrant Shares, with relative marketability based on market capitalization and trading volume.) However, the exercise price may be decreased and the number of shares issuable upon exercise of the Warrants may be increased pursuant to the "anti-dilution provisions" of the Warrants. The anti-dilution provisions are described below. Generally, the anti-dilution provisions are triggered if (i) we issue Common Stock (which refers to all classes of our common stock) or Common Stock Equivalents (as defined below) at a price per share below the exercise price of the Warrants ($16.00 per share assuming no adjustments have been made), or if we make distributions in our Common Stock.

         Under the rules of the Nasdaq Stock Market, companies that are listed on the Nasdaq National Market must obtain stockholder approval prior to issuing shares of common stock, or securities convertible into common stock, equal to 20% or more of the common stock outstanding prior to the issuance for less than the greater of book or market value of the stock. The Nasdaq Stock Market requires that this 20% test (the "Nasdaq Test") be met not only at the time of issuance but also in the future, after application of all possible adjustment provisions.

         In our case, 1,000,000 shares of non-voting common stock, which is the maximum number of Warrant Shares we could be required to issue, is approximately 17.6% of the outstanding shares of Common Stock as of the date of this proxy statement. However, even though the number of Warrant Shares is less than 20% of the outstanding shares of Common Stock, through application of the anti-dilution provisions it is theoretically possible that the exercise price of the Warrants could be adjusted downward and the number of shares issuable upon exercise of the Warrants could be adjusted upward to such an extent that the Nasdaq Test would not be met. In this situation, the Nasdaq Stock Market permits the issuance of the Warrants without a stockholder vote on the condition that anti-dilution adjustments that would result in a violation of the Nasdaq Test cannot be made until the Company obtains stockholder approval. To comply with this requirement, we entered into an agreement with the Lenders which provides that adjustments to the exercise price that would require stockholder approval under the Nasdaq Stock Market's rules are subject to our obtaining such approval.

         We are seeking stockholder approval of the provisions in the Warrants that relate to future adjustments to the exercise price of the Warrants. If stockholder approval is not obtained, the anti-dilution provisions of the Warrants will not be effective except to the extent allowed by the Nasdaq Stock Market's rules.

         In conjunction with the term loan agreement and warrant agreement, we have agreed with the Lenders to present this proposal to stockholders at the annual meeting. Marshall W. Pagon has agreed with the Lenders that he will cause all shares of common stock over which he has voting power to be voted in favor of this proposal. Because Mr. Pagon controls the vote of a majority of the voting power of the Common Stock, approval of this proposal is assured.

Description of Anti-Dilution Provisions

         Mergers, Consolidations and Asset Sales

         If we merge or consolidate with another person or dispose of all or substantially all of our assets to another person, and pursuant to the terms of the transaction holders of our Common Stock receive cash, shares of common stock or other securities of the successor person or other property of any other nature, each holder of Warrants will have the right to receive, upon exercise of the Warrants, the amount of cash or other consideration the holder would have received if it had exercised the Warrants immediately before the transaction

         Stock Dividends and Distributions, Reclassifications, Subdivisions and Combinations

         If we declare a dividend on our Common Stock payable in our Common Stock or other equity securities to the holders of our Common Stock, or if we issue shares of Common Stock or other equity securities in a reclassification of any class of our Common Stock, each holder of the Warrants will be entitled to receive upon any exercise of any of the Warrants and upon payment of the same aggregate exercise price, the number of shares of stock or other securities which such holder would have been entitled to receive if it had been a holder immediately prior to the record date for such dividend (or, if no record date was established, the payment date for such dividend) of the number of Warrant Shares purchasable on exercise of any of the Warrants immediately prior to such record date or payment date, as the case may be. The number of Warrant Shares issuable upon exercise of the Warrants will also be proportionately adjusted in the event of a combination or subdivision of the Common Stock.

         Issuances of Common Stock

         If we issue any additional shares of Common Stock, other than as described above, at a price per share less than the current exercise price ($16.00 per share, as adjusted under any of the provisions we describe here) the exercise price of the Warrants will be adjusted. The new exercise price will be determined by multiplying the current exercise price by the following fraction:

                  (A) the sum of (i) the number of shares of Common Stock outstanding immediately prior to the issuance of such additional shares of Common Stock (or the record date for such issuance if one is established) and (ii) the number of shares of Common Stock which the aggregate consideration received by us for the additional shares would purchase at the exercise price in effect on the same date;

                  divided by

                  (B) the total number of shares of Common Stock outstanding immediately after the issuance of the additional shares of Common Stock.

No such adjustments of the exercise price will be made (i) upon the issuance of any additional shares of Common Stock or options to purchase Common Stock to our officers, directors or employees pursuant to any stock option plan or other employee benefit arrangement that has been approved by our board of directors and by our stockholders if required by law or the rules of the Nasdaq Stock

Market; (ii) upon the issuance of any additional shares of Common Stock pursuant to any Common Stock Equivalent (as defined below) (a) if an adjustment is made, or if no adjustment is required, pursuant to provisions described in the following paragraph when the Common Stock Equivalent is issued, or (b) if such Common Stock Equivalent was issued prior to the date we entered into the warrant agreement; or (iii) upon the issuance of any additional shares of Common Stock or Common Stock Equivalents as consideration in connection with bona fide acquisitions or business combinations.

         Issuances of Common Stock Equivalents

         If we issue any security or evidence of indebtedness which is convertible into or exchangeable for Common Stock, or any warrant, option or other right to subscribe for or purchase Common Stock or any Common Stock Equivalent ("Common Stock Equivalents"), then the exercise price of the Warrants or acquisitions will be subject to adjustment as described above under "Issuance of Common Stock." In determining whether an adjustment is to be made, and the amount of any adjustment, (i) the maximum number of additional shares of Common Stock issuable pursuant to all such Common Stock Equivalents will be deemed to have been issued as of the date of issuance of such Common Stock Equivalent, and
(ii) the aggregate consideration for such maximum number of additional shares of Common Stock will be deemed to be the minimum consideration received and receivable by us for the issuance of such Common Stock Equivalents and for the issuance of such additional shares of Common Stock pursuant to such Common Stock Equivalent.

         No such adjustment of the exercise price of the Warrants will be made upon the issuance of any Common Stock Equivalent unless the consideration received and receivable by us per share is less than the exercise price then in effect, or if it is issued under an employee benefit arrangement or in an acquisition as described above. Appropriate readjustments to the exercise price of the Warrants will be made upon the expiration of the right to convert, exchange or exercise any Common Stock Equivalent if it expires or terminates without having been converted, exercised or exchanged.

         Resulting Adjustments to Number of Warrant Shares

         Upon each adjustment of the exercise price of the Warrants as described in "Issuances of Common Stock" and "Issuances of Common Stock Equivalents," the number of Warrant Shares issuable upon exercise of any of the Warrants will be adjusted by multiplying the number of shares covered by the Warrants immediately prior to such adjustment by the following fraction:

                  (A) the exercise price of the Warrants in effect immediately prior to such adjustment of the exercise price;

                  divided by

                  (B) the exercise price of the Warrants in effect immediately after such adjustment of the exercise price.

         Distributions

         If we distribute to all the holders of any class of Common Stock cash, evidence of indebtedness (of us or any other issuer), equity securities (of us or any other issuer), or other assets or warrants to subscribe for or purchase our equity securities, the exercise price of the Warrants will be adjusted. The new exercise price will be determined by multiplying the current exercise price by the following fraction:

                  (A) the current market value per share of the Common Stock immediately before the date of distribution, minus the then fair market value of the cash, securities or assets distributed applicable to one share of Common Stock;

                  divided by

                  (B) the current market value per share of Common Stock immediately before the ex-dividend date for the distribution.

The fair market value of distributed property would be determined by our board of directors in the exercise of their fiduciary duty. The current market price of our Common Stock is the average of the last sale prices for each of the 30 consecutive trading days beginning 45 trading days prior to the date of determination.

         If an adjustment is made to the exercise price of the Warrants under this provision, a reciprocal adjustment would be made to increase to the number of shares issuable upon exercise of the Warrants.

 THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO
   APPROVE AND RATIFY THE PROVISIONS OF THE WARRANTS THAT RELATE TO ANY FUTURE
     ADJUSTMENTS TO THE EXERCISE PRICE OF THE WARRANTS PURSUANT TO THE TERMS
                                OF THE WARRANTS.

                                  OTHER MATTERS

         The board of directors knows of no matters to be presented for action at the meeting other than those set forth in the attached notice and customary procedural matters. However, if any other matters should properly come before the meeting or any adjournment or postponement thereof, the proxies solicited hereby will be voted on such matters, to the extent permitted by the rules and regulations of the Securities and Exchange Commission and Delaware corporate law, in accordance with the judgment of the persons voting such proxies.

                             ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, as well as persons beneficially owning more than ten percent of a registered class of our equity securities (collectively, the "Covered Persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish us with copies of such reports.

         Based on our review of the copies of these reports received by the Securities and Exchange Commission, and written representations, if any, received from reporting persons with respect to the filing of reports on Forms 3, 4 and 5, we believe that all filings required to be made by the Covered Persons for 2002 were made on a timely basis.

Executive Officers

         Set forth below is certain information with respect to our non-director executive officers. All of these individuals currently hold the same positions with Pegasus Satellite and Pegasus Media & Communications as they do with Pegasus Communications.

         Howard E. Verlin serves as an Executive Vice President. Mr. Verlin's responsibilities include overseeing investor relation and capital market activities. Mr. Verlin served as Assistant Secretary of our company until June 2000 and supervised our cable operations until the sale of our last cable system in September 2000. Mr. Verlin has served similar functions with respect to our predecessors in interest and affiliates since 1987 and has over 20 years of experience in the media and communications industry. Mr. Verlin is 41 years old.

         Joseph W. Pooler, Jr. has served as our Senior Vice President of Finance since February 2003. Mr. Pooler served as our Vice President of Finance and Controller from January 2001 until February 2003 and as Vice President and Controller of Pegasus Satellite Television from December 1999 through January 2001. Prior to joining our company, from January 1997 to December 1999, Mr. Pooler served as Corporate Controller of MEDIQ, Incorporated. Between 1993 and 1997, Mr. Pooler held various other positions with MEDIQ, Incorporated, including Director of Operations and Director of Sales Support. Mr. Pooler is a certified public accountant. Mr. Pooler is 37 years old.

         Scott A. Blank currently serves as Senior Vice President of Legal and Corporate Affairs, General Counsel and Secretary of our company. Mr. Blank served as Assistant General Counsel from January 1999 to January 2000 and as Vice President of Legal and Corporate Affairs from January 2000 to May 2001. Mr. Blank began serving as Senior Vice President of Legal and Corporate Affairs in June 2001 and as General Counsel and Secretary in December 2001. Mr. Blank had been an Assistant Secretary of our company from January 1999 to December 2001. Prior to joining our company, Mr. Blank was an attorney at the Philadelphia, Pennsylvania law firm of Drinker Biddle & Reath LLP from November 1993 to January 1999. Mr. Blank is 42 years old.

         John K. Hane has served as Senior Vice President of Business Development of our company since April 2001, and is involved with our advance Ka multimedia satellite system design and procurement. Prior to April 2001, Mr. Hane served as Senior Vice President of Pegasus Development Corporation from July 1999 through December 2000, and then as Vice President, Space Development from January 2001 to April 2001. Mr. Hane is the founder of Highcast Network, Inc., a developmental stage broadcast network that enables local television stations to insert local advertising and station promotions into digital signals, and has served as President and CEO of Highcast from March 1999 until the present. Pegasus Development Corporation holds a minority stake in Highcast and has the possibility of assuming a majority equity and voting position in Highcast. Prior to founding Highcast, Mr. Hane was Director of Regulatory Affairs for Lockheed Martin's commercial satellite service subsidiary, Lockheed Martin Telecommunications, where he was responsible for regulatory matters, and for assisting in the development of specifications and applications for several proposed satellite systems. From September 1995 through January 1997, Mr. Hane served as Vice President of Governmental Affairs for New World Television. Mr. Hane is 43 years old.

         Karen M. Heisler has served as Senior Vice President of Human Resources and Administrative Services of our company since April 2001. Prior to April 2001, Ms. Heisler served as Vice President of Human Resources after joining our company in January 2001. From August 1999 through September 2000, Ms. Heisler was Vice President of Learning and Development for Comcast Cable's Comcast University, where she was responsible for employee training and development. Prior to this position, from November 1998 through August 1999, she was Senior Vice President of Human Resources at Comcast Cellular Communications. Prior to November 1998, Ms. Heisler spent approximately 13 years with Episcopal Hospital Systems. Ms. Heisler is 43 years old.

         Rory Lindgren has served as Executive Vice President, Operations responsible for Marketing, Direct Sales, Customer Care and Information Technology since February 2003. Mr. Lindgren served as our Senior Vice President, Operations from July 2002 to February 2003. Prior to July 2002, Mr. Lindgren served as Senior Vice President, Customer Relationship Management after joining our Company in April 2001. Prior to joining our Company, Mr. Lindgren served as Senior Vice President Customer Service for Fleet Boston Financial where he was responsible for leading customer care operations. Prior to August 1998, Mr. Lindgen held key management positions at MasterCard International, First Chicago NBD Corporation and American Express. Mr. Lindgren is 46 years old.

Executive Compensation

         Unless otherwise indicated, all share and dollar amounts per share set forth in this section have been adjusted to reflect our one for ten reverse stock split effected on December 31, 2002.

         The following table sets forth, as of March 31, 2003, certain information for Pegasus' last three fiscal years concerning the compensation paid to the Chief Executive Officer and to each of Pegasus' five most highly compensated officers other than the Chief Executive Officer.


                           Summary Compensation Table

                                                                                                     Long-Term
                                                Annual Compensation                             Compensation Awards
                    ----------------------------------------------------------------------  -------------------------
                                                                                            Restricted   Securities
                        Principal                                          Other Annual       Stock      Underlying     All Other
        Name            Position      Year     Salary         Bonus(1)    Compensation(4)    Award(6)     Options    Compensation(8)
        ----            --------      ----     ------         --------    ---------------    --------     -------    ---------------
Marshall W. Pagon..  Chairman and     2002     $475,000     $898,992(2)        $80,990(5)         --       50,000       $201,818(9)
                     Chief            2001     $428,846     $174,997           $59,245(5)         --       24,500       $336,804(9)
                     Executive        2000     $330,769           --           $40,150(5)         --       15,683(7)    $221,526(9)
                     Office

Ted S. Lodge.......  President,       2002     $358,654   $1,498,399(2)(3)       --               --       25,000        $29,110(10)
                     Chief            2001     $256,538     $112,492(2)          --               --       12,000         $3,900
                     Operating        2000     $207,404      $86,096(2)          --          $13,881        7,500         $3,900
                     Officer and
                     Counsel

Howard E. Verlin...  Executive        2002     $250,000     $282,216(2)          --               --        5,000         $4,039
                     Vice President   2001     $231,538      $66,654(2)          --               --        7,164(7)     $10,500
                                      2000     $185,539     $299,961(2)          --               --        7,500         $2,101


Scott A. Blank.....  Senior Vice      2002     $210,000     $276,539(2)          --               --        4,999         $4,458
                     President,       2001     $188,077      $25,803             --          $87,459        7,500         $4,306
                     General
                     Counsel and
                     Secretary

John K. Hane.......  Senior Vice      2002     $210,000                          --               --        4,999        $10,597
                     President        2001     $187,846     $226,539(2)          --                         4,499         $6,972
                                                             $15,651                         $60,515


Karen M. Heisler...  Senior Vice      2002     $210,000     $226,539(2)          --               --        4,999         $5,912
                     President        2001     $181,500      $25,000             --               --        7,999         $4,313

-------------------
(1) Unless otherwise indicated, the included amounts represent the fair market value of shares of our Class A common stock vested at the time of award under restricted stock plan. Subject to limitations specified in the restricted stock plan, an executive officer may elect to receive all or a portion of an award in the form of cash, our Class A common stock or an option to purchase shares of Pegasus Class A common stock. The cash portion of an award is reported as a bonus to executive officers, as described in note 2 below. The portion of an award chosen to be received as Pegasus Class A common stock is reported either as a bonus if unrestricted at the time of grant or, if restricted, as a restricted stock award under note 5 below. The portion of an award chosen to be received as options to purchase shares of Pegasus Class A common stock is reported under note 7 below. Generally, awards made under our restricted stock plan vest based upon years of service with us or our subsidiaries from the date of initial employment. Shares are vested 34% after two years of employment, an additional 33% after three years of employment and the remaining 33% vests upon four years of employment. As a consequence, awards made under Pegasus's restricted stock plan may be either partially or fully vested on the date they are granted. All awards made to Messrs. Pagon and Verlin under our restricted stock plan in fiscal years 2000 and 2001 were fully vested on the date granted. The award to Mr. Lodge in fiscal year 2000 was 67% vested on the date granted, and the awards to Mr. Lodge in fiscal years 2001 and 2002 were fully vested on the date granted. Mr. Blank received three awards in fiscal year 2001, two of which were 34% vested on the date granted and one which had not yet vested on the date granted. Pursuant to the long term incentive program established for 2002, our executive officers will also receive restricted stock awards based upon the amount of cash paid to them pursuant to the 2002 STI Plan. The granting of awards under the long-term incentive program is subject to formal action by our compensation committee. As of March 31, 2003, the compensation committee had not formally granted these awards. Consequently, the value of these awards was not determinable.

(2) Includes cash awards for 2002 under the 2002 STI Plan, for 2001 and 2000 under the Executive Incentive Plan, and amounts chosen by each named executive officer to be received as cash under our restricted stock plan, as described in note 1 above. The amounts paid under the 2002 STI Plan include payments made in 2003 with respect to 2002 performance and consist of Tier 1, Tier 2, and Tier 3 payments, as applicable. The amounts listed below reflect the cash portion of discretionary awards awarded to each of the named executive officers under our restricted stock plan for each of the three past fiscal years.


                                     2000              2001            2002
                                     ----              ----            ----
                  Mr. Pagon           --                --              --
                  Mr. Lodge         $58,000           $75,000           --
                  Mr. Verlin        $55,000           $33,333           --
                  Mr. Smith         $16,500           $53,333           --
                  Mr. Blank            *                --              --
                  Mr. Hane             *                --              --
                  Ms. Heisler          *              $25,000           --

         *Mr. Blank, Mr. Hane, and Ms. Heisler were named as executive officers of Pegasus in 2001.

(3) Of the amount listed for Mr. Lodge in fiscal year 2002, $1,005,000 represents compensation in the form of fully vested restricted stock granted to Mr. Lodge in February 2002 under our restricted stock plan in connection with Mr. Lodge's appointment as our President and Chief Operating Officer.

(4) No named executive officer received a perquisite or other personal benefit in excess of the lesser of $50,000 or 10% of such individual's salary plus annual bonus, except as set forth in note 5 below.

(5) Represents the value of benefits received related to the plane available for use by us.

(6) The included amounts represent the fair market value of the restricted portion of stock awards chosen to be received under our restricted stock plan, as described in note 1 above. Mr. Lodge's employment with Pegasus began on July 1, 1996. Consequently, the award of 86 shares granted to Mr. Lodge in fiscal year 2000 was fully vested on July 1, 2000, and the awards of 146 shares and 15,000 shares granted to Mr. Lodge in fiscal years 2001 and 2002, respectively, were fully vested on the date granted. Mr. Blank's employment with Pegasus began on January 18, 1999. Consequently, as of December 31, 2002, 339 of the 506 shares granted to Mr. Blank under our restricted stock plan in fiscal year 2001, or 67%, had vested. The remaining 167 shares vested on January 18, 2003. Based upon the closing price of our Class A common stock on December 31, 2002 of $13.10 per share, the 167 restricted shares held by Mr. Blank had a value of $2,188 on December 31, 2002. Mr. Hane's employment with Pegasus began on August 9, 1999. Consequently, as of December 31, 2002, 273 of the 408 shares granted to Mr. Hane under our restricted stock plan in fiscal year 2001, or 67%, had vested. The remaining 135 shares will vest on August 9, 2003. Based upon the closing price of our Class A common stock on December 31, 2002 of $13.10 per share, the 135 restricted shares held by Mr. Hane had a value of $1,769 on December 31, 2002. Subject to limitations specified in our restricted stock plan, executive officers are entitled to receive dividends on the unvested portion of their awards, excluding any portion of their award for which they elect to receive options in lieu of stock. We do not anticipate paying cash dividends on its common stock in the foreseeable future. Our policy is to retain cash for operations and expansion.

(7) Includes options issued under our restricted stock plan in lieu of receiving the award in cash or stock. In fiscal year 2000, Mr. Pagon received options under our restricted stock plan to purchase 682 shares. In fiscal year 2001, Mr. Verlin received options under our restricted stock plan to purchase 163 shares. Options granted pursuant to our restricted stock plan vest based upon years of service with us or our subsidiaries from the date of initial employment, as described in note 1 above.

(8) Unless otherwise indicated, the amounts listed represent our contributions under the U.S. 401(k) plan established for Pegasus' employees and the employees of our subsidiaries.

(9)      For fiscal years 2000, 2001 and 2002, $250,000, $416,805 and $250,000, respectively, were paid by us with respect to split dollar agreements entered into by Pegasus with the trustees of insurance trusts established by Mr. Pagon. The split dollar agreements provide that Pegasus will be repaid all amounts it expends for premiums, either from the cash surrender value or the proceeds of the insurance policies. For purposes of this table, the applicable SEC rules permit an alternative method to be presented: the dollar value of the benefit to Mr. Pagon determined based upon the net premium paid by Pegasus less the present value of the future recovery of the premium. The present value of the recovery of the premium may be calculated by taking the long term applicable federal rate and discounting the annual net premium by the number of years until a recovery is anticipated. Based upon an actuarial life expectancy for Mr. Pagon of 76 years and the applicable federal rate for the month of December for 2000, 2001, and 2002 of 5.98%, 5.05%, and 4.92%, respectively, under the alternative reporting methodology, the amounts reported in the table for 2000, 2001, and 2002 are $211,026, $326,304, and $190,818, respectively. The amounts paid by Pegasus for premiums and the amounts reported in the prior sentence under the alternative reporting methodology are presented in conformity with the SEC rules relating to this table and are not indicative of amounts includable in compensation pursuant to applicable IRS rules. See ADDITIONAL INFORMATION- Certain Relationships and Related Transactions - Split Dollar Agreements.

(10) The amount listed for Mr. Lodge in fiscal year 2002 represents the full dollar amount of premiums paid by Pegasus in connection with disability and life insurance policies.

                              Option Grants in 2002

         Pegasus granted options to employees to purchase a total of 146,252 shares during 2002, which were granted under Pegasus' Stock Option Plan. The amounts set forth below in the columns entitled "5%" and "10%" represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date.

                                                                                                   Potential Realizable Value
                                                                                                   at Assumed Annual Rates of
                                                                                                    Stock Price Appreciation
                                                       Individual Grants                                for Option Term
                              --------------------------------------------------------------    -------------------------------
                                Number of        % of Total
                                Securities        Options
                                Underlying       Granted to      Exercise
                                 Options       Employees in       Price          Expiration
            Name               Granted (1)      Fiscal Year     Per Share           Date              5%                10%
            ----               -----------     ------------     ----------       ----------      ----------        -----------
Marshall W. Pagon...             50,000              34.2         $10.30           6/18/12       $  291,500        $   769,000

Ted S. Lodge........             25,000              17.1         $10.30           6/18/12       $  145,750        $  384,5000

Howard E. Verlin....              5,000               3.4         $10.30           6/18/12       $   29,150        $    76,900

Scott A. Blank......              4,999               3.4         $10.30           6/18/12       $   29,144        $    76,885

John K. Hane........              4,999               3.4         $10.30           6/18/12       $   29,144        $    76,885

Karen M. Heisler....              4,999               3.4         $10.30           6/18/12       $   29,144        $    76,885

------------

(1) The included amounts represent the number of options issued on June 18, 2002, under Pegasus' Stock Option Plan. Options granted to executive officers under Pegasus' Stock Option Plan become exercisable as determined by a stock option plan committee organized pursuant to the plan. The options issued as part of the June 18, 2002, grant vest as follows: 25% on date of grant; an additional 2.083% on the 18th day of each calendar month starting on July 18, 2002, and ending on May 18, 2005; and an additional 2.095% on June 18, 2005.

         The table below shows aggregated stock option exercises by the named executive officers in 2002 and 2002 year end values. In-the-money options, which are listed in the last two columns, are those in which the fair market value of the underlying securities exceeds the exercise price of the option. The closing price of our Class A common stock on December 31, 2002, was $13.10 per share, as adjusted for our one-for-ten reverse stock split.

       Aggregate Option Exercises in 2002 and 2002 Year-End Option Values

                                                                  Number of Securities            Value of the Unexercised
                                                                 Underlying Unexercised           In-the-Money Options at
                                                               Options at Fiscal Year End             Fiscal Year End
                            -------------------------------- -------------------------------- ---------------------------------
                               Shares
                             Acquired on         Value
     Name                      Exercise        Realized         Exercisable    Unexercisable    Exercisable     Unexercisable
     ----                   --------------- ---------------- ---------------- --------------- ---------------- ----------------

Marshall W. Pagon...              0               --                125,930         36,251      $  52,497        $  87,503

Ted S. Lodge........              0               --                 63,373         18,126      $  26,247        $  43,753

Howard E. Verlin....              0               --                 45,400          5,626      $   5,247        $   8,753

Scott A. Blank......              0               --                 10,917          7,580      $   5,247        $   8,750

John K. Hane........              0               --                 10,887          10,610     $   5,247        $   8,750

Karen M. Heisler....              0               --                  2,374          10,624     $   5,247        $   8,750

         The following table sets forth certain information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance.

                      Equity Compensation Plan Information

                                                                                            Number of securities
                                                                                           remaining available for
                               Number of securities to be        Weighted-average       future issuance under equity
                                 issued upon exercise of         exercise price of           compensation plans
                                  outstanding options,         outstanding options,         (excluding securities
Plan Category                      warrants and rights          warrants and rights       reflected in column (a))
-------------                  ---------------------------     --------------------     -----------------------------
                                           (a)                          (b)                          (c)

Equity compensation plans
   approved by security
   holders.................              612,941                      $147.06                    702,095(1)

Equity compensation plans
   not approved by security
   holders.................                    0                            0                          0

         (1) Includes 296,607 shares of Class A common stock available under our Stock Option Plan; 133,363 shares of Class A common stock available under our restricted stock plan; and 272,125 shares of Class A common stock subject to purchase under our Employee Stock Purchase Plan.

Compensation Committee Interlocks and Insider Participation

         During 2002, the compensation committee of the board of directors generally made decisions concerning executive compensation of executive officers. For fiscal year 2002, the compensation committee consisted of James J. McEntee, III, Harry F. Hopper III, and Robert F. Benbow. Mr. Benbow is associated with affiliates of Alta Communications that were formerly stockholders of Golden Sky. See ADDITIONAL INFORMATION--Certain Relationships and Related Transactions--Voting Agreement.

Employment Agreements

         Mr. Lodge serves as our President and Chief Operating Officer pursuant to an agreement effective as of June 1, 2002. The agreement is for a three year term and is automatically renewable for additional one year terms at the agreement's second anniversary and every anniversary thereafter, unless ninety days prior written notice of nonrenewal is given by Mr. Lodge or us. Under the agreement, Mr. Lodge receives an annual base salary that is subject to at least annual review by us and which may be increased but not decreased below its current amount. In addition, under the agreement, Mr. Lodge is eligible to participate in the 2002 STI Plan; is to receive supplemental life insurance and long term disability coverage with the cost of each coverage not to exceed $15,000 annually; and such other employee benefits and perquisites as are generally available to our executive officers. If Mr. Lodge's employment is terminated for any reason other than for cause, Mr. Lodge is entitled to an amount equal to two times his base salary (as is then in effect); an amount equal to two times the average amount of his annual award payments under the 2002 STI Plan; a lump sum payment to offset the taxable cost of COBRA coverage; and professional outplacement assistance not to exceed $25,000. If we decline to renew this agreement, Mr. Lodge is entitled to receive a payment equal to his annual base salary (as is then in effect).

         If Mr. Lodge's employment is terminated anytime six months prior to a change in control or within two years following a change of control and if he signs a waiver and release agreement, he will be entitled to receive certain severance benefits in a lump sum payment. The severance benefits would generally equal the sum of (1) three times his annual base salary and (2) three times the average annual amount of the annual award under our short term incentive plan for a specified three year period and (3) the aggregate taxable cost of the continued health benefits provided under the employment agreement but not paid by Mr. Lodge divided by 0.65. Also, Mr. Lodge will be entitled to receive (1) continued health coverage for three years after his termination, (2) professional outplacement assistance not to exceed $25,000, and (3) all of his options as if fully vested.

         In general under the employment agreement, a change of control is one or more of the following events: (1) the sale, lease, transfer, conveyance or other disposition of all or substantially all of our assets, (2) any Person becomes a beneficial owner of more of our voting stock than is at the time beneficially owned by Marshall W. Pagon and his related parties in the aggregate, (3) Mr. Pagon and his related parties collectively cease to beneficially own at least thirty percent of the combined voting power of all classes of voting stock of Pegasus, (4) Mr. Pagon and his related parties acquire, in the aggregate, beneficial ownership of more than 66-2/3% of the shares of the Class A common stock at the time outstanding, (5) certain changes are made to the composition of the board, or (6) a plan of liquidation or dissolution is adopted. The employment agreement also contains certain non-competition and confidentiality provisions.

Compensation Committee Report on Executive Compensation

Introduction

         Pursuant to rules established by the Securities and Exchange Commission, we are required to provide certain information with respect to compensation provided to our Chief Executive Officer and our other executive officers. In fulfillment of this requirement, the compensation committee of the board of directors has prepared the following report addressing our executive compensation policies for the fiscal year ended December 31, 2002, for inclusion in this proxy statement.

         The compensation committee reviews and recommends to or has the authority of the board of directors to establish salaries and adopt, extend or amend compensation plans in which officers or directors may participate. The compensation committee of our board of directors consists entirely of non-employee directors, and the voting agreement described elsewhere in this proxy statement, provides that the compensation committee consist of one independent director (within the meaning of the voting agreement) and one director to be designated by affiliates of Alta Communications. Messrs. Benbow, Hopper and McEntee (serving as Chairman) served as the members of the compensation committee during 2002. The compensation committee met twice in 2002. The compensation committee currently consists of Messrs. Benbow and McEntee (serving as Chairman).

Compensation Policies

         Pegasus seeks to achieve the following goals with its executive compensation programs: (i) attract and retain employees and motivate them to exercise their best efforts on behalf of Pegasus by recognizing performance through base salary and cash bonus incentives and (ii) promote growth in stockholder value by providing employees restricted stock awards under the restricted stock plan and grants of options to purchase Class A common stock of Pegasus under the Stock Option Plan. The compensation committee considers a number of factors when making specific executive compensation recommendations, including Pegasus' performance and the contribution of executive officers to Pegasus' performance.

         Prior to 2001, management employees received incentive compensation based upon year over year increases in divisional cash flow. The additional compensation took the form of awards made pursuant to the restricted stock plan. Management employees had the election of receiving awards in the form of restricted stock and/or stock options. Executive officers had the additional option of receiving a portion of their awards in the form of cash to the extent the amount did not exceed one-third of their salary.

         In 2001, in lieu of awards being made pursuant to the restricted stock plan, an incentive plan was established whereby executives and other key employees had the opportunity to receive cash awards based upon the achievement of company wide and individual performance goals. The plan was designed as a "pay for performance" incentive plan intended to encourage senior management to strive for operational excellence and to increase stockholder value through the attainment of specified performance targets. With respect to 2001, although managers received cash awards under the 2001 plan for the achievement of certain goals, no awards were granted to executive officers. With respect to 2001, there were 110 employees who participated in the 2001 incentive plan.

         In 2002, one of management's primary objectives was to significantly improve consolidated cash flows from operating and investing activities. As a consequence, effective April 1, 2002, the compensation committee approved the adoption of the 2002 Short-Term Incentive Plan (the "2002 STI Plan") pursuant to which cash bonuses were payable to 126 management employees participating in the 2002 STI Plan based upon the achievement of certain "free cash flow" (as this term is defined in the 2002 STI Plan) targets during calendar year 2002. During 2002, cash used in operating and investing activities decreased by approximately $196 million compared to 2001.

         In addition to the 2002 STI Plan, the compensation committee also established with respect to calendar year 2002 a long term incentive program whereby participating officers would be granted restricted stock awards under the restricted stock plan based upon the amount of cash bonuses earned by the officer under the 2002 STI Plan with respect to calendar year 2002 and dividing it by $10.30, the closing price of our Class A common stock on the day prior to the long term incentive compensation program being adopted. The compensation committee approved vesting of the restricted stock awards as follows: 50% to be vested upon the date of grant and an additional 25% to vest on the first and second anniversaries from the date of grant. Granting of awards under the long term incentive program was subject to formal action by the compensation committee after the 2002 financial statements were completed. In June 2003, the compensation committee formally granted these awards.

         In 2002, stock option awards were made to directors and executive officers in June 2002. The stock option awards were 25% vested upon the date of grant and vest ratably each month over the three years from the date of grant.

         Section 162(m) of the Internal Revenue Code disallows a deduction by Pegasus for compensation exceeding $1.0 million paid to certain executive officers, excluding, among other things, performance based compensation. Pegasus has taken steps so that compensation attributable to options granted to executive officers under the Restricted Stock Plan and the Stock Option Plan will qualify as performance based compensation and should not be subject to the $1.0 million deduction limit.

Chief Executive Officer Compensation

         The compensation committee uses the same factors in determining the compensation of the Chief Executive Officer as it does for the other executive officers.

                                             The Compensation Committee
                                             James J. McEntee, III (Chairman)
                                             Robert F. Benbow

Performance Graph

         The graph set forth below compares the cumulative total return to holders of our Class A common stock with the cumulative total return of the Nasdaq Stock Market-U.S. Index and the cumulative total return to holders of common stock (unless otherwise noted) of the peer group that we have constructed, for the period beginning December 31, 1997 through December 31, 2002. The peer group is composed of Comcast Corporation (Class A common stock), EchoStar Communications Corporation (Class A common stock), Gilat Satellite Networks Ltd., Globalstar Telecommunications Limited, Hughes Electronics Corporation, a wholly-owned subsidiary of General Motors Corporation (Class H Common Stock), Liberty Media Group, a wholly-owned subsidiary of AT&T Corp. (Class A Common Tracking Stock), News Corporation Limited, Sirius Satellite Radio, Inc. and XM Satellite Radio Holdings Inc. (Class A common stock). We have excluded Adelphia Communications Corporation, which was included in last year's peer group, due to the bankruptcy of Adelphia and delisting of its Class A common stock in 2002. The graph assumes that the value of the investment in the relevant stock or index was $100 at December 31, 1997, and that all dividends were reinvested. Total returns are calculated based on a fiscal year ending December 31. The closing market price of our Class A common stock on December 31, 2002 was $13.10, as adjusted for our one-for-ten reverse stock split.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                   AMONG PEGASUS COMMUNICATIONS CORPORATION,
             THE NASDAQ STOCK MARKET (U.S.) INDEX AND A PEER GROUP


                                [Graphic Omitted]

                                                   Cumulative Total Return
                                      --------------------------------------------------
                                      12/97    12/98    12/99    12/00    12/01    12/02
PEGASUS COMMUNICATIONS CORPORATION    100.00   120.78   471.08   248.19   100.34   12.63
NASDAQ STOCK MARKET (U.S.)            100.00   140.99   261.48   157.77   125.16   86.53
PEER GROUP                            100.00   126.43   184.95   122.23   122.01   92.87

Principal Stockholders

         The following table sets forth information as of July 9, 2003 (unless otherwise indicated in the notes below) regarding the beneficial ownership of the Class A common stock and Class B common stock by (a) each stockholder known to Pegasus to be the beneficial owner, as defined in Rule 13d-3 under the Exchange Act, of more than 5% of the Class A common stock and Class B common stock, based upon Pegasus' records or the records of the Securities and Exchange Commission, (b) each director of Pegasus, (c) each of the named executive officers of Pegasus and (d) the directors and current executive officers of Pegasus as a group. Each share of Class B common stock is currently convertible at the discretion of the holders into an equal number of shares of our Class A common stock. Each of the stockholders named below has sole voting power and sole investment power with respect to the shares indicated as beneficially owned, unless otherwise indicated. Unless otherwise indicated, all share amounts and dollar amounts set forth in the table below have been adjusted to reflect a one for ten reverse stock split effected by us on December 31, 2002.

                                                   Pegasus Communications            Pegasus Communications
          Name and address of                       Class A Common Stock             Class B Common Stock              Voting
           Beneficial Owner                         Beneficially Owned               Beneficially Owned (19)            Power
          -------------------                      -----------------------           ------------------------          -------
                                                          Shares              %           Shares            %              %
                                                          -------            ---          ------           --            ---
Marshall W. Pagon(1) (2)....................         1,461,585 (3)(4)       24.5         916,380 (4)       100          68.3
Ted S. Lodge................................           112,910 (5)           2.3                  --        --            *
Howard E. Verlin............................            72,600 (6)           1.5                  --        --            *
Scott A. Blank..............................           160,078 (7)           3.3                  --        --           1.1
John K. Hane................................            30,216 (8)            *                   --        --            *
Karen M. Heisler............................           149,671 (9)           3.0                  --        --           1.1
Robert F. Benbow............................         1,470,966 (4)(10)      24.6         916,380 (4)       100          68.3
James J. McEntee, III.......................            18,244 (11)           *                   --        --            *
Mary C. Metzger.............................           254,481 (12)          5.0                  --        --           1.8
Robert N. Verdecchio........................            29,174 (13)           *                   --        --            *
Alta Communications VI, L.P. and related
  entities (14).............................         1,461,585 (4)          24.5         916,380 (4)       100          68.3
FMR Corp. (15)..............................           630,577              12.9                 --         --           4.5
John Hancock Financial Services, Inc.  and                                                        --        --
  related entities (16).....................           461,841               9.4                                         3.3
Par Capital Management Inc. (17)............           293,450               6.0                  --        --           2.1
Directors and current executive officers as
  a group (18) (consists of 12 persons).....         2,210,722              34.5         916,380(4)        100          71.3

---------------
* Represents less than 1% of the outstanding shares of Class A common stock or less than 1% of the voting power, as applicable.

(1) The address of this person is c/o Pegasus Communications Management Company, 225 City Line Avenue, Suite 200, Bala Cynwyd, Pennsylvania 19004.

(2) Pegasus Capital, L.P. holds 248,814 shares of Class B common stock. Mr. Pagon is the sole shareholder of the general partner of Pegasus Capital, L.P. and is deemed to be the beneficial owner of these shares. All of the 667,567 remaining shares of Class B common stock are owned by Pegasus Communications Holdings, Inc. and two of its subsidiaries. All the capital stock of Pegasus Communications Holdings, Inc. is held by Pegasus Communications Limited Partnership. Mr. Pagon controls Pegasus Communications Limited Partnership by reason of his ownership of all the outstanding voting stock of the sole general partner of a limited partnership that is, in turn, the sole general partner in Pegasus Communications Limited Partnership. Therefore, apart from the voting agreement described in note 4 below, Mr. Pagon is the beneficial owner of 100% of Class B common stock with sole voting and investment power over all such shares.

(3) Includes 35,500 shares of Class A common stock owned directly by Pegasus PCS Partners, L.P. Mr. Pagon, Pegasus Capital, Ltd., Pegasus Capital L.P., Pegasus Communications Portfolio Holdings, Inc. and Pegasus PCS, Inc. are deemed to be beneficial owners of the shares. Mr. Pagon is the sole shareholder of the general partner of Pegasus Capital, L.P., which is the sole shareholder of Pegasus Communications Portfolio Holdings, Inc., the sole shareholder of Pegasus PCS, Inc., the general partner of Pegasus PCS Partners, L.P. Mr. Pagon and each of the entities named as beneficial owners of the 35,500 shares of Class A common stock disclaim beneficial ownership with respect to such shares, except to their respective pecuniary interests therein. Also includes the 916,380 shares of Class B common stock described in note 2 above which are convertible into shares of Class A common stock on a one for one basis, 148,845 shares of Class A common stock which are issuable upon the exercise of the vested portion of outstanding stock options and 55,870 shares of Class A common stock which Mr. Pagon holds directly.

(4) As a consequence of being parties to the voting agreement described below in "ADDITIONAL INFORMATION-- Certain Relationships and Related Transactions-- Voting Agreement," each of these parties is deemed to have shared voting power over certain shares beneficially owned by them in the aggregate for the purposes specified in the voting agreement. Therefore, the parties to the voting agreement will each be deemed to be the beneficial owner with respect to 916,380 shares of Class A common stock issuable upon conversion of all of the outstanding shares of Class B common stock beneficially owned by Mr. Pagon as described in note 2 above, the 240,215 additional shares of Class A common stock beneficially owned by Mr. Pagon as described in note 3 above and 304,990 shares of Class A common stock held in the aggregate by Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm S By S LLC as described in note 14 below.

(5) This includes 300 shares of Class A common stock owned by Mr. Lodge's wife, of which Mr. Lodge disclaims beneficial ownership, and 74,830 shares of Class A common stock which are issuable upon the exercise of the vested portion of outstanding stock options.

(6) This includes 48,258 shares of Class A common stock which are issuable upon the exercise of the vested portion of outstanding stock options.

(7) This includes 129,181 shares of Class A common stock held in Pegasus' 401(k) plans over which Mr. Blank and Ms. Heisler share voting power in their capacities as co-trustees and 17,073 shares of Class A common stock which are issuable upon the exercise of the vested portion of outstanding stock options.

(8) This includes 16,664 shares of Class A common stock issuable upon the exercise of the vested portion of outstanding stock options.

(9) This includes 129,181 shares of Class A common stock held in Pegasus' 401(k) plans over which Ms. Heisler and Mr. Blank share voting power in their capacities as co-trustees and 7,295 shares of Class A common stock issuable upon the exercise of the vested portion of outstanding stock options.

(10) The information for Mr. Benbow includes 9,381 shares of Class A common stock which are issuable upon the exercise of the vested portion of outstanding stock options and all shares of Class A common stock held by Alta Communications VI, L.P., Alta Subordinated Debt Partners III, L.P. and Alta-Comm. S By S LLC as described below in note 14. Mr. Benbow is a general partner of Alta Communications VI, L.P. and Alta Subordinated Debt Partners III, L.P. Alta-Comm. S By S LLC is required to invest in the same securities as Alta Communications VI, L.P. Mr. Benbow disclaims beneficial ownership of all shares held directly by those entities, except for his pecuniary interest therein. The address of this person is 200 Clarendon Street, Floor 51, Boston, Massachusetts 02116.

(11) This includes 13,406 shares of Class A common stock which are issuable upon the exercise of the vested portion of outstanding stock options and 200 shares held beneficially by Mr. McEntee's wife, of which Mr. McEntee disclaims beneficial ownership.

(12) This includes 40,000 shares of Class A common stock held by Personalized Media & Communications, L.L.C. of which Ms. Metzger is Chairman and warrants for 200,000 shares of Class A common stock exercisable by Personalized Media Communications, L.L.C. Ms. Metzger disclaims beneficial ownership of all shares held directly by Personalized Media, except for her pecuniary interest therein. Also includes 12,781 shares of Class A common stock, which are issuable upon the exercise of the vested portion of outstanding stock options. The address of Ms. Metzger is 110 East 42nd Street, Suite 1704, New York, New York, 10017.

(13) This includes 25,646 shares of Class A common stock issuable upon the exercise of the vested portion of outstanding stock options.

(14) Based on information provided pursuant to an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003. This includes the following number of shares of Class A common stock held by the designated entity: Alta Communications VI, L.P. (187,803); Alta Subordinated Debt Partners III, L.P. (112,909); and Alta-Comm. S By S LLC (4,278). The address for such entities is 200 Clarendon Street, Floor 51, Boston, Massachusetts 02116.

(15) Based on information provided pursuant to an amendment to Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003. The entity has sole power to vote or to direct the vote of 853 shares. The address of this entity is 82 Devonshire Street, Boston, Massachusetts 02109.

(16) Based on information provided pursuant to an amendment to Schedule 13G filed jointly by John Hancock Financial Services, Inc., its direct, wholly owned subsidiary, John Hancock Life Insurance Company, and its indirect subsidiaries, John Hancock Subsidiaries LLC, The Berkeley Financial Group, LLC and John Hancock Advisers, LLC with the Securities and Exchange Commission on January 31, 2003. John Hancock Advisers, LLC has direct beneficial ownership of, the sole power to vote or to direct the vote, and sole power to dispose or direct the disposition of, all 461,841 shares. Through their parent subsidiary relationship with John Hancock Advisers, LLC, John Hancock Financial Services, Inc., John Hancock Life Insurance Company, John Hancock Subsidiaries LLC and The Berkeley Financial Group, LLC each have indirect beneficial ownership of the 461,841 shares. The address of John Hancock Financial Services, Inc., John Hancock Life Insurance Company and John Hancock Subsidiaries LLC is John Hancock Place, P.O. Box 111, Boston, MA 02117. The address of The Berkeley Financial Group, LLC and John Hancock Advisers, LLC is 101 Huntington Avenue, Boston, MA 02199.

(17) Based on information provided pursuant to an amendment to Schedule 13G filed jointly by Par Investment Partners, L.P., Par Group, L.P. and Par Capital Management, Inc. with the Securities and Exchange Commission on April 15, 2002. The address of Par Investment Partners, L.P., Par Group, L.P. and Par Capital Management, Inc. is One Financial Center, Suite 1600, Boston, MA 02111.

(18) This includes 392,207 shares of Class A common stock which are issuable upon the vested portion of outstanding stock options.

Certain Relationships and Related Transactions

Split Dollar Agreements

         In December 1996 and December 2001, we entered into a split dollar agreements with the trustees of insurance trusts established by Marshall W. Pagon. Under the split dollar agreements, we agreed to pay a portion of the premiums for certain life insurance policies covering Mr. Pagon owned by the insurance trusts. The agreements provide that we will be repaid for all amounts it expends for such premiums, either from the cash surrender value or the proceeds of the insurance policies. The full-dollar value of premiums paid by our company amounted to $250,000, $416,805 and $250,000 in each of the years of, 2000, 2001 and 2002 respectively.

Relationship with W.W. Keen Butcher and Affiliated Entities

         We entered into an arrangement in 1998 with W.W. Keen Butcher, the stepfather of Marshall W. Pagon, and certain entities controlled by Mr. Butcher and the owner of a minority interest in one of the entities. Under this agreement, as later amended and modified, we agreed to provide and maintain collateral for the principal amount of bank loans to Mr. Butcher, his affiliated entities and the minority owner. Mr. Butcher and the minority owner must lend or contribute the proceeds of those bank loans to one or more of the entities owned by Mr. Butcher for the acquisition of television broadcast stations to be programmed by us pursuant to local marketing agreements. Pursuant to this arrangement, at December 31, 2002, Pegasus had provided collateral of $8.3 million with respect to the bank loans. The Butcher companies are required to repay the bank loans with proceeds received from the disposition of assets.

         Under this arrangement, in 1998, we sold to one of the Butcher companies the FCC license for the television station then known as WOLF for $500,000 and leased certain related assets to the Butcher company, including leases and subleases for studio, office, tower and transmitter space and equipment, for ongoing rental payments of approximately $18,000 per year plus operating expenses. WOLF is now known as WSWB and is one of the television stations serving the Wilkes-Barre/Scranton, Pennsylvania designated market area that is programmed by a subsidiary of Pegasus Satellite. Mr. Butcher and the minority owner borrowed the $500,000 under the loan collateral arrangement described above. Concurrently with the closing under the agreement described above, one of the Butcher companies assumed a local marketing agreement, under which a subsidiary of Pegasus Satellite provides programming to WSWB and retains all revenues generated from advertising in exchange for payments to the Butcher company of $4,000 per month plus reimbursement of certain expenses. The term of the local marketing agreement is three years, with two three year automatic renewals. The Butcher company also granted us an option to purchase the station license and assets if it becomes legal to do so for the costs incurred by the Butcher company relating to the station, plus compound interest at 12% per year.

         On July 2, 1998, we assigned to one of the Butcher companies our option to acquire the FCC license for television station WFXU, which rebroadcasts WTLH pursuant to a local marketing agreement with us. The Butcher company paid us $50,000 for the option. In May 1999, the Butcher company purchased the station and assumed the obligations under the local marketing agreement with our company. The Butcher company borrowed the $50,000 under the loan collateral arrangement, and granted us an option to purchase the station on essentially the same terms described above for WOLF. We have exercised this option and acquired WFXU in April 2002 for $250,914.

         We currently provide programming under a local marketing agreement to television station WPME. Under the local marketing agreement, we also hold an option to purchase WPME. One of the Butcher companies acquired WPME and the FCC license from the prior owner in February 2001. We believe that the WOLF, WFXU and WPME transactions were done at fair value and that any future transactions that may be entered into with the Butcher companies or similar entities will also be done at fair value.

Voting Agreement

         In connection with our acquisitions of Digital Television Services, Inc. in 1998 and of Golden Sky Holdings, Inc. in 2000, some of the principal stockholder groups of those two companies entered into, and later amended, a voting agreement with our company and Mr. Pagon. The voting agreement provided those stockholder groups the right to designate members of our board of directors and required Mr. Pagon to cause all shares whose vote he controlled of the company's Class A and Class B common stock prior to our February 2001 reorganization and all shares whose vote he controls of Pegasus's Class A and Class B common stock after the reorganization to be voted to elect those designees.

         Because of later events, only affiliates of Alta Communications currently have the right to designate a director to Pegasus's board of directors. They have designated Mr. Benbow. Under the amended voting agreement, Mr. Pagon has the right to designate four directors to our board of directors. His designees are currently himself, Messrs. Lodge and Verdecchio.

Communications License Reauction

         Pegasus PCS Partners, L.P., a partnership owned and controlled by Marshall W. Pagon, held two personal communications system licenses in Puerto Rico. In August 1999, Pegasus Development Corporation made an initial investment of approximately $4.8 million in Pegasus PCS Partners in return for certain of the limited partnership interests of Pegasus PCS Partners. We did not meet the qualification criteria for the FCC's re-auction in which Pegasus PCS Partners acquired one of its two licenses. Pegasus Satellite's interest in Pegasus PCS Partners was distributed to our company in connection with the February 2001 holding company reorganization as a result of the distribution of the stock of Pegasus Development Corporation from Pegasus Satellite to our company. In February 2001 and in May 2001, Pegasus PCS Partners sold its licenses. Aggregate consideration for the sale of the two licenses was approximately $30.0 million. In February 2002, Pegasus Development granted Mr. Pagon a ten-year option to purchase its interest in Pegasus PCS Partners for the market value of that interest, payable in cash or by delivery of marketable securities (including our securities).

Licensing Arrangement with Personalized Media Communications, L.L.C.

         On January 13, 2000, our wholly owned subsidiary, Pegasus Development Corporation, entered into a licensing arrangement with Personalized Media Communications, L.L.C. Personalized Media is an advanced communications technology company that owns an intellectual property portfolio consisting of seven issued U.S. patents and over 10,000 claims submitted in several hundred pending U.S. patent applications. A majority of pending claims are based on a 1981 filing date, with the remainder based on a 1987 filing date. Mary C. Metzger, Chairman of Personalized Media and a member of our board of directors, and John C. Harvey, Managing Member of Personalized Media and Ms. Metzger's husband, own a majority of and control Personalized Media as general partners of the Harvey Family Limited Partnership.

         A subsidiary of Personalized Media granted Pegasus Development Corporation an exclusive license for the distribution of satellite based services using Ku band BSS frequencies at the 101(degree), 110(degree) and 119(degree) west longitude orbital locations and Ka band FSS frequencies at the 99(degree), 101(degree), 103(degree) and 125(degree) west longitude orbital locations, which frequencies have been licensed by the FCC to affiliates of Hughes Electronics Corporation. In addition, Personalized Media granted to Pegasus Development Corporation the right to license on an exclusive basis and on favorable terms the patent portfolio of Personalized Media in connection with other frequencies that may be licensed to Pegasus Development Corporation in the future.

         The license granted by Personalized Media's subsidiary provides rights to all claims covered by Personalized Media's patent portfolio, including functionality for automating the insertion of programming at a DBS uplink, the enabling of pay per view buying, the authorization of receivers, the assembly of records of product and service selections made by viewers including the communication of this information to billing and fulfillment operations, the customizing of interactive program guide features and functions made by viewers and the downloading of software to receivers by broadcasters. Pegasus Development Corporation has paid license fees to Personalized Media of $100,000 per year in 2001, 2002 and 2003.

         In connection with the licensing arrangement, Pegasus Development Corporation paid approximately $14.3 million in cash, 40,000 shares of our Class A common stock and warrants to purchase 200,000 shares of our Class A common stock at an exercise price of $450.00 per share and with a term of ten years, in each case as adjusted for our one-for-ten reverse stock split effective as of December 31, 2002.

Other Transactions

         In 1999, we loaned $199,999 to Nicholas A. Pagon, our former Senior Vice President of Broadcast Operations, bearing interest at the rate of 6% per annum, with the principal amount due on the fifth anniversary of the date of the promissory note. Mr. Pagon was required to use half of the proceeds of the loan to purchase shares of our Class A common stock, and the loan is collateralized by those shares. The balance of the loan proceeds may be used at Mr. Pagon's discretion. Mr. Pagon resigned from our company as of March 23, 2001. The loan remains outstanding, with a balance of approximately $252,875 at December 31, 2002, consisting of principal and cumulative interest to that date.

         Pegasus Communications Management Company (PCMC, a subsidiary) has from time to time provided accounting and administrative services to companies affiliated with Marshall W. Pagon and has paid certain expenses on behalf of the affiliated companies which expenses have been reflected on our books and financial statements as receivables from the affiliated companies. These receivables are primarily comprised of legal, accounting, and corporate organizational fees charged by third parties and paid by PCMC and of allocations to the affiliated companies by PCMC of a portion of PCMC's accounting and overhead costs. Since the beginning of the 2002 fiscal year, the largest amount of receivables outstanding at any time was approximately $768,000. As of December 31, 2002, the aggregate amount of receivables outstanding was $627,332. As of June 30, 2003, the aggregate amount of receivables outstanding was $497,050. No interest was charged with respect to amounts outstanding from time to time.


Audit Committee Report

         The audit committee of our board of directors consists of three directors, all of whom are independent as defined under the National Association of Securities Dealers' listing standards, and operates under a written charter adopted by the board of directors. The audit committee has prepared the following report on its activities with respect to our audited financial statements for the year ended December 31, 2002.

     o The audit committee has reviewed and discussed the audited financial statements with management;

     o The audit committee has discussed with PricewaterhouseCoopers LLP, independent auditors for our company, the matters required to be discussed by Statements on Auditing Standards No. 61, which include, among other items, matters related to the conduct of the audit of the financial statements for the year ended December 31, 2002;

     o The audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1, and has discussed with PricewaterhouseCoopers LLP its independence from our company;

     o Based on the review and discussions referred to above, the audit committee has recommended to the board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the U.S. Securities and Exchange Commission.

                                                                 Audit Committee
                                                James J. McEntee, III (Chairman)
                                                                Robert F. Benbow
                                                                 Mary C. Metzger

Additional Information Regarding the Auditors

         The firm of PricewaterhouseCoopers LLP has served as our independent accountants since our initial public offering and has been selected by the board of directors to serve in the same capacity for 2003. A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will be available to respond to appropriate questions. The representative will also have the opportunity to make a statement if he or she so desires.

Audit Fees

         Aggregate fees for professional services rendered by PricwaterhouseCoopers in connection with its audit of our consolidated financial statements as of and for the year ended December 31, 2002 and its limited reviews of our unaudited consolidated interim financial statements were $647,130.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2002, PricewaterhouseCoopers rendered no professional services to us in connection with the design and implementation of financial information systems.

All Other Fees

         In addition to the fees described above, aggregated fees of $341,625 were billed by PricewaterhouseCoopers during the year ended December 31, 2002, primarily for the following professional services:

         o   Audit-related services.................$341,625
         o   Other........................................$0

        Audit-related fees include fees for the issuance of consents and accounting consultation.

         The audit committee has considered the nature of the above-listed services provided by PricewaterhouseCoopers LLP and determined that such services are compatible with their provision of independent audit services.

Stockholder Proposals

         In order to be eligible for inclusion in our proxy materials for the 2004 Annual Meeting of Stockholders, stockholders' proposals to take action at such meeting must comply with applicable Securities and Exchange Commission rules and regulations, must be directed to the Secretary of our company at our offices set forth on the first page of this proxy statement and must be received by our company not later than ______________.

         Securities and Exchange Commission rules establish a different deadline for submission of stockholder proposals that are not intended to be included in our proxy statement with respect to discretionary voting. The deadline for these proposals for the 2004 Annual Meeting of Stockholders is ____________ (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after this deadline, our proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at our 2004 Annual Meeting of Stockholders.

         We have not been notified by any stockholder of the stockholder's intent to present a stockholder proposal from the floor at this year's annual meeting. The enclosed proxy grants proxy holders discretionary authority to vote on any matter properly brought before this year's annual meeting.

         The enclosed proxy is furnished for you to specify your choices with respect to the matters referred to in the accompanying notice and described in this proxy statement. If you wish to vote in accordance with the board's recommendations, merely instruct us by signing, dating and returning the proxy in the enclosed envelope which requires no postage if mailed in the United States. A prompt return of your proxy will be appreciated. Stockholders who hold their shares through a broker (in "street name") should follow the voting instruction provided by their broker.

Where You Can Find More Information

         You can find additional information regarding our company and its financial condition and results of operations in our Quarterly Report on Form 10-Q for the three months ended March 31, 2003, as filed with the Securities and Exchange Commission on May 14, 2003. For your convenience, we have included our Form 10-Q (without exhibits) for the three months ended March 31, 2003 in this proxy statement as Appendix E. Copies of exhibits to the Form 10-Q will be furnished upon request upon payment of a reasonable fee. All requests should be directed to the Vice President of Corporate Communications, at our offices set forth on the first page of this proxy statement.

         In addition, the Securities and Exchange Commission allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the Securities and Exchange Commission. You should consider the incorporated information as if we reproduced it in this proxy statement, except for any information directly superseded by information contained in this proxy statement.

         We are incorporating by reference into this proxy statement the items from our Annual Report on Form 10-K for the fiscal year ended December 31, 2002 (as amended by our Form 10-K/A, filed with the Securities and Exchange Commission on April 30, 2003) listed below:

         o Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

         o  Item 7A. Quantitative and Qualitative Disclosures about Market Risk;

         o  Item 8. Financial Statements and Supplementary Data; and

         o Item 9. Changes In and Disagreements with Accountants on Accounting and Financial Disclosure.

         A copy of our Annual Report on Form 10-K (without exhibits and as amended by our Form 10-K/A, filed with the Securities and Exchange Commission on April 30, 2003)) for the fiscal year ended December 31, 2002 is included herewith but, except for those items specifically incorporated by reference above, is not to be regarded as proxy solicitation material. Copies of exhibits to the Form 10-K (as amended) also will be furnished upon request upon payment of a reasonable fee. All requests should be directed to the Vice President of Corporate Communications, at our offices set forth on the first page of this proxy statement.

                                           By order of the board of directors,


                                           SCOTT A. BLANK
                                           Secretary

July __, 2003

                                                                      Appendix A

             PROPOSED AMENDMENTS TO THE CERTIFICATE OF INCORPORATION
                      OF PEGASUS COMMUNICATIONS CORPORATION

         RESOLVED, that the amendment of Article FOURTH, Part II, Section 1(b) of the Company's Certificate of Incorporation to read in its entirety as follows (the "First Amendment") is hereby proposed and declared to be advisable and in the best interests of the Company:

                  "(b) Any dividend or other distribution payable in the form of common stock on the Class A Common Stock, the Class B Common Stock or the Non-Voting Common Stock, including distributions pursuant to stock splits or divisions of the Class A Common Stock, the Class B Common Stock or the Non-Voting Common Stock shall be paid only in accordance with one of the following paragraphs (1), (2) or (3):

                           "(1) (i) only Class A Common Stock shall be paid or distributed on the Class A Common Stock, only Class B Common Stock shall be paid or distributed on the Class B Common Stock and only Non-Voting Common Stock shall be paid or distributed on the Non-Voting Common Stock, and (ii) any such payment or distribution on any class may be made only if parallel action is simultaneously taken in respect of each other class, so that the number of shares of each class outstanding immediately following such stock dividend, stock split or stock division shall bear the same relationship to each other as the number of shares of each class outstanding immediately before such stock dividend, stock split or stock division; or

                           "(2) (i) Non-Voting Common Stock shall be paid or distributed on the Class A Common Stock, the Class B Common Stock and the Non-Voting Common Stock, and (ii) any such payment or distribution on any class may be made only if parallel action is simultaneously taken in respect of each other class, so that the same number of shares of Non-Voting Common Stock shall be simultaneously paid or distributed in respect of each share of Class A Common Stock, Class B Common Stock and Non-Voting Common Stock; or

                           "(3) (i) only Class A Common Stock shall be paid or distributed on the Class A Common Stock and the Class B Common Stock, and only Non-Voting Common Stock shall be paid or distributed on the Non-Voting Common Stock, and (ii) any such payment or distribution on any class may be made only if parallel action is simultaneously taken in respect of each other class, so that the number of shares of Class A Common Stock paid or distributed in respect of each share of Class A Common Stock shall be equal to the number of shares of Class A Common Stock paid or distributed in respect of each share of Class B Common Stock, and shall also be equal to the number of shares of Non-Voting Common Stock paid or distributed in respect of each share of Non-Voting Common Stock."

         FURTHER RESOLVED, that the amendment of Article FOURTH, Part II,
Section 4 of the Company's Certificate of Incorporation to read in its entirety as follows (the "Second Amendment," and together with the First Amendment, the "Amendments") is hereby proposed and declared to be advisable and in the best interests of the Company:

         "4. Conversion Rights.

                  "(a) Subject to the terms and conditions of this Section 4, each share of Class A Common Stock, including shares originally issued upon conversion of Class B Common Stock as provided for in this Section 4, shall be convertible at any time or from time to time, at the option of the respective holder thereof, at the office of any transfer agent for Class A Common Stock, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the Corporation, into one (1) fully paid and nonassessable share of Non-Voting Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class A Common Stock surrendered for conversion or on account of any dividends on the Non-Voting Common Stock issuable on such conversion. Before any holder of Class A Common Stock shall be entitled to convert the same into Non-Voting Common Stock, he or she shall surrender the certificate or certificates for such Class A Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation in blank or be accompanied by proper instruments of transfer to the Corporation in blank (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), and shall give written notice to the Corporation at said office that he or she elects so to convert said Class A Common Stock in accordance with the terms of this Section 4 and shall state in writing therein the name or names in which he or she wishes the certificate or certificates for Non-Voting Common Stock to be issued. The Corporation will as soon as practicable after such deposit of a certificate or certificates for Class A Common Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class A Common Stock was so surrendered, or to his or her nominee or nominees, a certificate or certificates for the number of full shares of Non-Voting Common Stock to which he or she shall be entitled as aforesaid. Subject to the provisions of subsection
         (c) of this Section 4, such conversion shall be deemed to have been made as of the date of such surrender of the Class A Common Stock to be converted; and the person or persons entitled to receive the Non-Voting Common Stock issuable upon conversion of such Class A Common Stock shall be treated for all purposes as the record holder of holder of such Non-Voting Common Stock on such date.

                     "(b) The issuance of certificates for shares of Non-Voting Common Stock upon conversion of shares of Class A Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class A Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

                     "(c) The Corporation shall not be required to convert Class A Common Stock, and no surrender of Class A Common Stock shall be effective for that purpose, while the stock transfer books of Class A Common Stock or Non-Voting Common Stock are closed for any purpose; but the surrender of Class A Common Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class A Common Stock was surrendered.

                     "(d) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class A Common Stock, such number of shares of Non-Voting Common Stock as shall be issuable upon the conversion of all such outstanding shares, but nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class A Common Stock by delivery of shares of Non-Voting Common Stock held in the treasury of the Corporation. The Corporation covenants that if any shares of Non-Voting Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Non-Voting Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Non-Voting Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Non-Voting Common Stock which shall be issued upon conversion of the shares of Class A Common Stock, will, upon issuance, be fully paid and nonassessable and not entitled to an preemptive rights.

                     "(e) Subject to the terms and conditions of this Section 4, each share of Class B Common Stock shall be convertible at any time or from time to time, at the option of the respective holder thereof, at the office of any transfer agent for Class B Common Stock, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the Corporation, into one (1) fully paid and nonassessable share of Class A Common Stock or one (1) fully paid and nonassessable share of Non-Voting Common Stock. Notwithstanding the foregoing, in no event shall a holder of shares of Class B Common Stock have the right to convert shares of Class B Common Stock into shares of Class A Common Stock to the extent that such right to effect such conversion would result in a "change of control" of the Company, as such concept (or substantially similar concept) is defined in any indenture, credit facility or other financing arrangement to which the

         Company or any of its affiliates is a party. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Common Stock surrendered for conversion or on account of any dividends on the Class A Common Stock or Non-Voting Common Stock issuable on such conversion. Before any holder of Class B Common Stock shall be entitled to convert the same into Class A Common Stock or Non-Voting Common Stock, he shall surrender the certificate or certificates for such Class B Common Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation in blank or be accompanied by proper instruments of transfer to the Corporation in blank (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), and shall give written notice to the Corporation at said office that he elects so to convert said Class B Common Stock in accordance with the terms of this Section 4 and shall state in writing therein the name or names in which he wishes the certificate or certificates for Class A Common Stock or Non-Voting Common Stock to be issued. The Corporation will as soon as practicable after such deposit of a certificate or certificates for Class B Common Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Common Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Class A Common Stock or Non-Voting Common Stock to which he or she shall be entitled as aforesaid. Subject to the provisions of subsection (g) of this Section 4, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Common Stock to be converted; and the person or persons entitled to receive the Class A Common Stock or Non-Voting Common Stock issuable upon conversion of such Class B Common Stock shall be treated for all purposes as the record holder of holder of such Class A Common Stock or Non-Voting Common Stock on such date.

                     "(f) The issuance of certificates for shares of Class A Common Stock or Non-Voting Common Stock upon conversion of shares of Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Common Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

                     "(g) The Corporation shall not be required to convert Class B Common Stock, and no surrender of Class B Common Stock shall be effective for that purpose, while the stock transfer books of Class A Common Stock, Class B Common Stock or Non-Voting Common Stock are closed for any purpose; but the surrender of Class B Common Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Common Stock was surrendered.

                     "(h) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon conversion of the outstanding shares of Class B Common Stock, such number of shares of Class A Common Stock and Non-Voting Common Stock as shall be issuable upon the conversion of all such outstanding shares, but nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class B Common Stock by delivery of shares of Class A Common Stock or Non-Voting Common Stock held in the treasury of the Corporation. The Corporation covenants that if any shares of Class A Common Stock or Non-Voting Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Class A Common Stock or Non-Voting Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Class A Common Stock and Non-Voting Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Class A Common Stock or Non-Voting Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Class A Common Stock and Non-Voting Common Stock which shall be issued upon conversion of the shares of Class B Common Stock, will, upon issuance, be fully paid and nonassessable and not entitled to an preemptive rights.

                     "(i) Shares of Non-Voting Common Stock, including shares originally issued upon conversion of Class A Common Stock or Class B Common Stock, shall not be convertible into any other class of stock."

         FURTHER RESOLVED, that the Amendments be submitted to the stockholders at the Annual Meeting of Stockholders for approval.

         FURTHER RESOLVED, that upon stockholder approval of the foregoing amendments, each of the Chairman, the President, any Vice President, the Chief Financial Officer, the Secretary, the Treasurer and any Assistant Secretary or any of them (herein the "Designated Officers," which shall refer to any or all of them) is hereby severally authorized to execute and file on behalf of the Corporation such certificate or certificates as are required to effectuate the amendments under Delaware law and to take such other actions as such Designated Officer deems necessary or appropriate to carry out the foregoing resolutions; and the execution by any Designated Officer of any such documents or the performance of any Designated Officer of any such act in connection with the foregoing resolutions shall conclusively establish the Designated Officer's authority therefor from the Corporation and approval and ratification by the Corporation of the documents so executed and the actions so taken.

                                       ***

         The proposed amendments reflect Proposals 3 and 4, each of which shall be voted upon separately. Neither proposal is dependent upon the other.

                                                                      Appendix B




                             PEGASUS COMMUNICATIONS

                             1996 STOCK OPTION PLAN

           (As Amended and Restated Effective As of February 13, 2002,
                     And As Amended Through Amendment No. 4)


[This document is a compilation of the Pegasus Communications 1996 Stock Option Plan, as amended and restated effective as of February 13, 2002, and as it has been amended in part by four subsequent Amendments. This document is only a Working Copy of the 1996 Stock Option Plan.]


            [The bracketed text in this Appendix B reflects the Plan
              as amended by Proposal 5, if Proposal 5 is approved.]

                                Table of Contents
                                -----------------

                                                                            Page
                                                                            ----
1.       Purpose........................................................... B-3
2.       Administration.................................................... B-3
3.       Eligibility....................................................... B-4
4.       Stock............................................................. B-4
5.       Annual Limit...................................................... B-5
6.       Granting of Discretionary Options................................. B-5
7.       Terms and Conditions of Discretionary Options..................... B-6
8.       Formula Grants to Employees Who Are Not Executive Officers........ B-10
9.       Election to Receive Option in Lieu of Directors' Fees............. B-13
10.      Capital Adjustments............................................... B-14
11.      Certain Corporate Transactions.................................... B-14
12.      Change in Control................................................. B-15
13.      Amendment or Termination of the Plan.............................. B-16
14.      Absence of Rights................................................. B-16
15.      Indemnification of Board and Committee............................ B-17
16.      Application of Funds.............................................. B-17
17.      Stockholder Approval.............................................. B-17
18.      No Obligation to Exercise Option.................................. B-17
19.      Termination of Plan............................................... B-17
20.      Governing Law..................................................... B-17
21.      Option Agreements -- Other Provisions............................. B-18
22.      Listing and Registration of Shares................................ B-18
23.      Special Provisions Regarding Digital Television Services, Inc..... B-18
24.      Special Provisions Regarding Golden Sky Holdings, Inc............. B-19

                                                                    WORKING COPY
                                                                    ------------

                                  WORKING COPY
                                  ------------
                     (Incorporating Amendments 1 through 4)


                             PEGASUS COMMUNICATIONS

                             1996 STOCK OPTION PLAN

           (As Amended and Restated Effective As of February 13, 2002)

                        ________________________________


     1. Purpose. This Pegasus Communications 1996 Stock Option Plan (the "Plan") is intended to provide a means whereby Pegasus Communications Corporation (the "Company") may, through the grant of incentive stock options and nonqualified stock options (collectively, the "Options") to Employees and Non-employee Directors (as defined in Section 3), attract and retain such individuals and motivate them to exercise their best efforts on behalf of the Company and of any Related Company. A "Related Company" shall mean either a "subsidiary corporation" of the Company, as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code"), or the "parent corporation" of the Company, as defined in Section 424(e) of the Code.

         Further, as used in the Plan, (i) the term "ISO" shall mean an option which, at the time such option is granted, qualifies as an incentive stock option within the meaning of Section 422 of the Code unless the "Option Agreement" (as defined in Section 21) states that the option will not be treated as an ISO; and (ii) the term "NQSO" shall mean an option which, at the time such option is granted, does not meet the definition of ISO, whether or not it is designated as a nonqualified stock option in the Option Agreement.

     2. Administration. The Plan shall be administered as follows:

         (a) Executive Officers and Non-employee Directors. With respect to options granted to executive officers and Non-employee Directors of the Company, the Plan shall be administered:

             (1) By a committee, which shall consist solely of not fewer than two directors of the Company who shall be appointed by, and shall serve at the pleasure of, the Board of Directors of the Company (the "Board"), taking into consideration the rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the requirements of Section 162(m) of the Code; or

             (2) In the event a committee has not been established in accordance with Section 2(a)(1), or cannot be constituted to vote on the grant of an Option, by the entire Board;

provided, however, that a member of the Board shall not participate in a vote approving the grant of an Option to himself or herself to the extent provided under the laws of the State of Delaware governing corporate self-dealing.

         (b) Employees Who Are Not Executive Officers. With respect to options granted to Employees (as defined in Section 3) who are not executive officers, the Plan shall be administered by (i) a management committee, the members of which shall be appointed by, and shall serve at the pleasure of, the Board, or
(ii) a committee or the Board as described in Section 2(a) above.

         (c) In General. The administrator of the Plan, whether it be the committee or the Board under Section 2(a) or the committee under Section 2(b), shall hereinafter be referred to as the "Committee," with respect to the eligible individuals for which the particular committee serves as administrator. Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director or employee of the Company. Except as provided in Section 8 (regarding formula grants to employees other than executive officers) and Section 9 (regarding options in lieu of directors'
fees), the Committee shall have full authority, subject to the terms of the Plan, to select the Employees and Non-employee Directors to be granted Options under the Plan, to grant Options on behalf of the Company, and to set the date of grant and the other terms of such Options; provided, however, that a Non-employee Director shall not be eligible to receive an ISO under the Plan. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan and in any Option granted hereunder in the manner and to the extent it deems desirable. The Committee also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon the Company, its stockholders and all Employees and Non-employee Directors, upon their respective legal representatives, beneficiaries, successors, and assigns, and upon all other persons claiming under or through any of them.

         No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

     3. Eligibility. All employees of the Company or a Related Company (including any directors who also are officers) ("Employees") shall be eligible to receive Options under the Plan. Directors of the Company or a Related Company who are not employees ("Non-employee Directors") shall be eligible to receive NQSOs (and not ISOs) under the Plan. More than one Option may be granted to an Employee or a Non-employee Director under the Plan. An Employee or Non-employee Director who has been granted an Option under the Plan shall hereinafter be referred to as an "Optionee."

     4. Stock. Options may be granted under the Plan to purchase up to a maximum of 1,000,000 shares (which number gives effect to the December 31, 2002 reverse stock split) of Common Stock; provided, however, that no Employee shall receive Options for more than 200,000 shares (which number gives effect to the December 31, 2002 reverse stock split) of the Company's Common Stock [in any calendar year]. ["Common Stock" shall mean, (i) effective for Options granted on or after

June 6, 2003, the Class A common stock of the Company or the non-voting common stock of the Company, as determined by the Committee, and (ii) effective for Options granted prior to June 6, 2003, the Class A common stock of the Company; provided, however, that with respect to Options granted under Section 8 or
Section 9, "Common Stock" shall mean, effective for Options granted on or after June 6, 2003, the Class A common stock of the Company unless the Committee otherwise determines.] The limits in this Section 4 shall be subject to adjustment as provided in Section 10. Shares issuable under the Plan may be authorized but unissued shares or reacquired shares, and the Company may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

         If any Option granted under the Plan expires or otherwise terminates for any reason whatsoever (including, without limitation, the Optionee's surrender thereof) without having been exercised, the shares subject to the unexercised portion of the Option shall continue to be available for the granting of Options under the Plan as fully as if the shares had never been subject to an Option; provided, however, that (i) if an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares specified above for which Options may be granted to a single Employee, and (ii) if the exercise price of an Option is reduced after the date of grant, the transaction shall be treated as a cancellation of the original Option and the grant of a new Option for purposes of such maximum.

     5. Annual Limit. The aggregate fair market value (determined under Section 7(b)) of the Common Stock with respect to which ISOs are exercisable for the first time by an Employee during any calendar year (counting ISOs under this Plan and incentive stock options under any other stock option plan of the Company or a Related Company) shall not exceed $100,000. If an Option intended as an ISO is granted to an Employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limitation, the Option shall be treated as an ISO to the extent it may be so treated under the limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

     6. Granting of Discretionary Options. From time to time until the expiration or earlier suspension or discontinuance of the Plan, the Committee may, on behalf of the Company, grant to Employees and Non-employee Directors under the Plan such Options as it determines are warranted; provided, however, that grants of ISOs and NQSOs shall be separate and not in tandem, and further provided that Non-employee Directors shall not be eligible to receive ISOs under the Plan. In making any determination as to whether an Employee or a Non-employee Director shall be granted an Option, the type of Option to be granted to an Employee, the number of shares to be covered by the Option, and other terms of the Option, the Committee shall take into account the duties of the Employee or the Non-employee Director, his present and potential contributions to the success of the Company or a Related Company, the tax implications to the Company and the Employee of any Option granted, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Moreover, the Committee may provide in the Option that said Option may be exercised only if certain conditions, as determined by the Committee, are fulfilled.

     7. Terms and Conditions of Discretionary Options. Options granted pursuant to Section 6 shall include expressly or by reference the following terms and conditions, as well as such other provisions not inconsistent with the provisions of this Plan and, for ISOs granted under this Plan, the provisions of
Section 422(b) of the Code, as the Committee shall deem desirable --

         (a) Number [and Type] of Shares. The Option shall state the number [and type] of shares of Common Stock to which the Option pertains.

         (b) Price. Each Option granted under Section 6 shall state the Option price which shall be determined and fixed by the Committee in its discretion but shall not be less than the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-10-percent stockholder, as provided in Section 7(i)) of the fair market value of the optioned shares of Common Stock, or the par value thereof.

         The fair market value of a share of Common Stock shall be [(i)] the closing price of the Common Stock on a registered securities exchange or on an over-the-counter market on the last business day prior to the date of grant on which the Common Stock traded[, or (ii) if (i) is not applicable, then such other method of determining fair market value as shall be authorized by the Code or the rules and regulations thereunder and adopted by the Committee].

         (c) Term.

             (1) ISOs. Subject to earlier termination as provided in Section 7(e), (f), and (g) and in Section 11, the term of each ISO granted under Section 6 shall be not more than ten years (five years in the case of a more-than-10-percent stockholder, as discussed in Section 7(i)) from the date of grant.

             (2) NQSOs. Subject to earlier termination as provided in Section 7(e), (f), and (g) and in Section 11, the term of each NQSO granted under
Section 6 shall be not more than ten years from the date of grant.

         (d) Exercise. Options granted under Section 6 shall be exercisable in such installments and on such dates, as the Committee may specify. The Committee may accelerate the exercise date of any outstanding Option, in its discretion, if it deems such acceleration to be desirable.

         Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving notice in accordance with procedures established by the Company, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (or payment as soon as practicable after the exercise, in the case of an exercise arrangement approved by the Committee and described in paragraph (2)(C) below). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         The Option price shall be payable --

             (1) in cash or its equivalent;

             (2) in the case of an ISO, if the Committee in its discretion causes the Option Agreement so to provide, and in the case of an NQSO, if the Committee in its discretion so determines at or prior to the time of exercise, then --

                 (A) in shares of Common Stock previously acquired by the Optionee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for ISOs, such shares have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, (ii) if such shares of Common Stock were acquired through the exercise of an NQSO (and are used to pay the Option price of an ISO or NQSO) or acquired through the exercise of an ISO (and are used to pay the Option price of an NQSO), such shares have been held by the Optionee for a period of not less than six months on the date of exercise, and (iii) if such shares of Common Stock were acquired through the vesting of a restricted stock award, such shares shall have vested in the Optionee at least six months prior to the date of exercise;

                 (B) in Company Common Stock newly acquired by the Optionee upon exercise of such Option (which shall constitute a disqualifying disposition in the case of an Option which is an ISO);

                 (C) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option;

                 (D) if the Optionee is designated as an "eligible participant," and if the Optionee thereafter so requests, (i) the Company will loan the Optionee the money required to pay the exercise price of the Option; (ii) any such loan to an Optionee shall be made only at the time the Option is exercised; and (iii) the loan will be made on the Optionee's personal negotiable demand promissory note, bearing interest at the lowest rate which will avoid imputation of interest under Section 7872 of the Code, and including such other terms as the Committee prescribes; or

                 (E) in any combination of (1), (2)(A), (2)(B), (2)(C) and
(2)(D) above.

         In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under Section 7(b), with reference to the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

         (e) Termination of Employment or Board Membership. If an Employee's employment by the Company (and Related Companies) or a Non-employee Director's membership on the Board is terminated by either party prior to the expiration date fixed for his Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or
(ii) an accelerated expiration date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, subject to
Section 11 hereof, such accelerated expiration date shall not be earlier than the date of the termination of the Employee's employment or the Non-employee Director's Board membership, and in the case of ISOs, such accelerated expiration date shall not be later than three months after such termination of employment.

         (f) Exercise upon Disability of Optionee. If an Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) during his employment or membership on the Board and, prior to the expiration date fixed for his Option, his employment or membership on the Board is terminated as a consequence of such disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, or to any greater extent permitted by the Committee, by the Optionee at any time prior to the earlier of (i) the expiration date specified in such Option, or (ii) an accelerated termination date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, subject to Section 11 hereof, such accelerated termination date shall not be earlier than the date of the Optionee's termination of employment or Board membership by reason of disability, and in the case of ISOs, such accelerated termination date shall not be later than one year after such termination of employment. In the event of the Optionee's legal disability, such Option may be exercised by the Optionee's legal representative.

         (g) Exercise upon Death of Optionee. If an Optionee dies during his employment or Board membership, and prior to the expiration date fixed for his Option, or if an Optionee whose employment or Board membership is terminated for any reason, dies following his termination of employment or Board membership but prior to the earliest of (i) the expiration date fixed for his Option, (ii) the expiration of the period determined under paragraphs (e) and (f) above, or (iii) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, or to any greater extent permitted by the Committee, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee. Such post-death exercise may occur at any time prior to the earlier of (i) the expiration date specified in such Option or (ii) an accelerated termination date determined by the Committee, in its discretion, and set forth in the Option Agreement; except that, subject to Section 11 hereof, such accelerated termination date shall not be later than three years after the date of death.

         (h) Non-Transferability. No ISO granted under Section 6 shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, an ISO shall be exercisable only by the Optionee, or in the event of the Optionee's legal disability, by the Optionee's guardian or legal representative. Except as provided in an Optionee's Option Agreement, such limits on assignment, transfer and exercise shall also apply to NQSOs. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

         (i) Ten Percent Stockholder. If the Employee owns more than 10 percent of the total combined voting power of all shares of stock of the Company or of a Related Company at the time an ISO is granted to him (taking into account the attribution rules of Section 424(d) of the Code), the Option price for the ISO shall be not less than 110 percent of the fair market value (as determined under Section 7(b)) of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph shall not apply to NQSOs.

         (j) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option granted under Section 6 is subject to the withholding requirements of applicable tax law, the Committee, in its discretion, may permit or require the Employee to satisfy the federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to the Company). The Company may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value determined under Section 7(b), with reference to the date the amount attributable to the exercise of the Option is includable in income by the Employee under Section 83 of the Code (the "Determination Date"), rather than the date of grant.

         If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Determination Date.

         The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

         (k) Loans. If an Optionee who is granted an Option under Section 6 is designated as an "eligible participant" by the Committee at the date of grant in the case of an ISO, or at or after the date of grant in the case of an NQSO, and if the Optionee thereafter so requests, the Company will loan the Optionee the money required to satisfy any regular income tax obligations (as opposed to alternative minimum tax obligations) resulting from the exercise of any Options. Any loan or loans to an Optionee shall be made only at the time any such tax resulting from such exercise is due. The Committee, in its discretion, may require an affidavit from the Optionee specifying the amount of the tax required to be paid and the date when such tax must be paid. The loan will be made on the Optionee's personal, negotiable, demand promissory note, bearing interest at the lowest rate which will avoid imputation of interest under Section 7872 of the Code, and including such other terms as the Committee prescribes.

     8. Formula Grants to Employees Who Are Not Executive Officers

         (a) Grant. Each Employee who is not an executive officer of the Company or a Related Company shall be granted an Option to purchase Common Stock as provided in this Section 8.

             (1) Effective Prior to September 1, 2002. In the case of such an Employee who is hired on a full-time or a part-time basis prior to September 1, 2002, such Option shall be granted on the date the Employee first becomes a full-time or a part-time Employee as a result of hire. In addition, a part-time Employee who is hired prior to September 1, 2002, who receives a formula grant pursuant to this Section 8 and who changes status to full-time shall be granted an additional formula Option under this Section 8 as of the date he becomes a full-time Employee.

             (2) Effective September 1, 2002. In the case of such an Employee who is first hired on or after September 1, 2002, such Option shall be granted on the first anniversary of his date of hire, provided the Employee is then in the employ of the Company or a Related Company. In addition, such an Employee who is a part-time Employee on the first anniversary of his date of hire shall be granted an additional formula Option under this Section 8 as of the date he becomes a full-time Employee.

         Except in the case of an Employee who changes status from part-time to full-time, no Employee shall receive more than one Option grant under this
Section 8. The total number of shares covered by Options granted to any Employee under this Section 8 shall not exceed 100 (50 in the case of an Employee hired after December 31, 2002).

         (b) Type of Option. Each Option granted under this Section 8 shall, unless the Code otherwise requires or the Committee otherwise determines, be an ISO.

         (c) Terms and Conditions of Formula Options. Options granted under this
Section 8 shall include expressly or by reference the following terms and conditions --

             (1) Number [and Type] of Shares. The Option shall state the number [and type] of shares of Common Stock to which the Option pertains, which shall be:

                 (A) Effective Prior to September 1, 2002. For Employees hired prior to September 1, 2002, 100 shares with respect to an Option granted to an Employee on his date of hire as a full-time Employee, 50 shares with respect to an Option granted to an Employee on his date of hire as a part-time Employee, and 50 shares with respect to an Option granted to a part-time Employee as a result of a change in status from part-time status to full-time status.

                 (B) Effective September 1, 2002 and Prior to December 31, 2002. For Employees first hired on or after September 1, 2002 and prior to December 31, 2002, 100 shares with respect to an Option granted to such an Employee who is a full-time Employee on the first anniversary of his date of hire, 50 shares with respect to an Option granted to such an Employee who is a part-time Employee on the first anniversary of his date of hire, and 50 shares with respect to an Option granted to such an Employee as a result of a change in status from part-time status to full-time status which occurs after the first anniversary of the Employee's date of hire.

                 (C) Effective December 31, 2002. For Employees hired on or after December 31, 2002, 50 shares with respect to an Option granted to such an Employee who is a full-time Employee on the first anniversary of his date of hire, 25 shares with respect to an Option granted to such Employee who is a part-time Employee on the first anniversary of his date of hire, and 25 shares with respect to an Option granted to such Employee as a result of a change in status from part-time status to full-time status which occurs after the first anniversary of the Employee's date of hire.

             (2) Price. The Option price of each Option granted under this
Section 8 shall be the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-10-percent stockholder, as provided in Section 7(i)) of the fair market value (as defined in Section 7(b)) of the optioned shares of Common Stock, or the par value thereof.

             (3) Term. Subject to earlier termination as provided in Section 8(c)(5), (6) and (7) and in Section 11 hereof, the term of each Option granted under this Section 8 shall be ten years (five years in the case of an ISO granted to a more-than-ten-percent stockholder, as discussed in Section 7(i) above) from the date of grant.

             (4) Exercise. Effective prior to September 1, 2002, each Option granted under this Section 8 shall become fully exercisable on the earliest of
(i) the first anniversary of the date the Option is granted if the Optionee is then in the employ of the Company or a Related Company, or (ii) the Optionee's death or disability (as defined in Section 22(e)(3) of the Code) while in the employ of the Company or a Related Company. Effective September 1, 2002, each Option granted under this Section 8 to an Employee first hired on or after September 1, 2002, shall be fully exercisable on the date the Option is granted. In addition, the Committee may accelerate the exercise date of any outstanding Option, in its discretion, if it deems such acceleration to be desirable.

             Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving notice in accordance with procedures established by the Company, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (or payment as soon as practicable after the exercise, in the case of an exercise arrangement described in paragraph (C) below). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         The Option price shall be payable --

                 (A) in cash or its equivalent;

                 (B) in shares of Common Stock previously acquired by the Optionee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for ISOs, such shares have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, (ii) if such shares of Common Stock were acquired through the exercise of an NQSO (and used to pay the Option price for ISOs or NQSOs) or acquired through the exercise of an ISO (and used to pay the Option price for NQSOs), such shares have been held by the Optionee for a period of not less than six months on the date of exercise, and (iii) if such shares of Common Stock were acquired through the vesting of a restricted stock award, such shares shall have vested in the Optionee at least six months prior to the date of exercise;

                 (C) by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker promptly to deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                 (D) in any combination of (A), (B) and (C) above.

             In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under Section 7(b), with reference to the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

             (5) Termination of Employment. If an Employee's employment by the Company (and Related Companies) is terminated by either party prior to the expiration date fixed for his Option for any reason other than death or disability, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination, by the Optionee at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) three months after such termination of employment, or (iii) termination of such Option under Section 11.

             (6) Exercise upon Disability of Optionee. If an Optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) during his employment and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of such termination by the Optionee at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after such termination of employment, or (iii) termination of such Option under Section 11. In the event of the Optionee's legal disability, such Option may be exercised by the Optionee's legal representative.

             (7) Exercise upon Death of Optionee. If an Optionee dies during his employment, and prior to the expiration date fixed for his Option, or if an Optionee whose employment is terminated for any reason, dies following his termination of employment but prior to the earliest of (A) the expiration date fixed for his Option, (B) the expiration of the period determined under paragraphs (5) and (6) above, or (C) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Optionee could have exercised it on the date of his death, by the Optionee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Optionee. Such post-death exercise may occur at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after the date of death, or (iii) termination of such Option under Section 11.

             (8) Non-Transferability. No Option granted under this Section 8 shall be assignable or transferable by the Optionee other than by will or by the laws of descent and distribution. During the lifetime of the Optionee, all Options granted under this Section 8 shall be exercisable only by the Optionee, or, in the event of the Optionee's legal disability, by the Optionee's guardian or legal representative. If the Optionee is married at the time of exercise and if the Optionee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Optionee and the Optionee's spouse, jointly, with right of survivorship.

             (9) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of the Company to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option granted under this
Section 8 is subject to the withholding requirements of applicable tax law, the Employee may satisfy the federal, state and local withholding tax, in whole or in part, by electing to have the Company withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to the Company). The Company may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value determined under Section 7(b), with reference to the Determination Date (as defined in Section 7(j)), rather than the date of grant.

             If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Employee for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Determination Date.

             The Committee shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

             9. Election to Receive Option in Lieu of Directors' Fees

                 (a) Election. A Non-employee Director may to elect to receive his or her annual retainer fees for a 12-month period in the form of an Option as described in this Section 9 in lieu of receipt of his or her retainer fees in cash, such 12-month period to be determined by the Committee. An election under this Section 9 shall be made prior to the first day of the 12-month period to which the election relates, in accordance with procedures established by the Committee.

                 (b) Date of Grant. The date of grant for an Option granted pursuant to an election under this Section 9 shall be the last business day of the 12-month period immediately preceding the 12-month period to which the election relates.

                 (c) Number of Shares Subject to Option. The number of shares of Common Stock subject to an Option granted pursuant to an election under this
Section 9 shall be determined by dividing (i) the aggregate amount of retainer fees that would have been paid to the Director for the 12-month period to which the election described in this Section 9 applies, by (ii) the per share closing price of the Common Stock on the date of grant of the Option, and (iii) multiplying the resulting number of shares by a conversion factor. The conversion factor shall be determined pursuant to a valuation formula established by the Committee.

                 (d) Type of Option. Each Option granted under this Section 9 shall be an NQSO.

                 (e) Terms and Conditions of Options. Options granted under this
Section 9 shall be subject to the terms and conditions set forth in Section 7 with respect to Discretionary Options.

             10. Capital Adjustments. The number [and type or class] of shares which may be issued under the Plan, the maximum number of shares with respect to which Options may be granted to any Employee under the Plan (as stated in Section 4 hereof), the number of shares subject to an Option to be granted under
Section 8, and the number [and type or class] of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option price per share under such outstanding Options) shall be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of the Company; provided, however, that no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Section 424(h) of the Code, unless the Optionee consents to such adjustment. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the exercise of outstanding Options (and a straight mathematical adjustment of the exercise price thereof), the Committee shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interest of Optionees, and preserve, without exceeding, the value of Options.

             11. Certain Corporate Transactions. In the event of a corporate transaction (as that term is described in Section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), the surviving or successor corporation shall assume each outstanding Option or substitute a new option for each outstanding Option; provided, however, that, in the event of a proposed corporate transaction, the Committee may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of the Company. If the Committee decides to terminate outstanding Options, the Committee shall give each Optionee holding an Option to be terminated not less than seven days' notice prior to any such termination, and any Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further, as provided in Section 7(d) and Section 8(c)(4), the Committee, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

                 The Committee also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change does not constitute a "modification" under
Section 424(h) of the Code, unless the Option holder consents to the change.

     12. Change in Control

         (a) Full Vesting. Notwithstanding any other provision of this Plan, all outstanding Options shall become fully vested and exercisable upon a Change in Control.

         (b) Definitions. The following definitions shall apply for purposes of this Section --

             (1) "Change in Control" means the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act) other than the Principal or his Related Parties, (ii) the adoption of a plan relating to the liquidation or dissolution of the Company, (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time, upon the happening of an event or otherwise), directly or indirectly, of more of the voting stock of the Company (measured by voting power rather than number of shares) than is "beneficially owned" (as defined above) at such time by the Principal and his Related Parties in the aggregate, or (iv) the first day on which a majority of the members of the Board are not Continuing Directors.

             (2) "Continuing Directors" means, as of any date of determination, any member of the Board who (i) was a member of the Board on September 30, 1996, or (ii) was nominated for election or elected to the Board with approval of a majority of the Continuing Directors who were members of the Board at the time of such nomination or election.

             (3) "Principal" means Marshall W. Pagon.

             (4) "Related Party" means (A) any immediate family member of the Principal or (B) any trust, corporation, partnership or other entity, more than 50% of the voting equity interests of which are owned directly or indirectly by, and which is controlled by, the Principal and/or such other persons referred to in the immediately preceding clause (A). For purposes of this definition, (i) "immediate family member" means spouse, parent, step-parent, child, sibling or step-sibling, and (ii) "control," as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a person shall be deemed to be control. In addition, the Principal's estate shall be deemed to be a Related Party until such time as such estate is distributed in accordance with the Principal's will or applicable state law.

     13. Amendment or Termination of the Plan

         (a) In General. At any time, the Board may suspend or terminate the Plan. The Committee may amend any outstanding Options in any respect whatsoever. At any time and from time to time, the Plan may be amended by resolution of (i) the Board, or (ii) the Compensation Committee of the Board; except that, without the approval of the stockholders (given in the manner set forth in paragraph (b) below) --

             (1) the class of employees eligible to receive ISOs shall not be changed;

             (2) the maximum number of shares of Common Stock with respect to which Options may be granted under the Plan shall not be increased, except as permitted under Section 10 hereof;

             (3) the duration of the Plan under Section 19 hereof with respect to any ISOs granted hereunder shall not be extended; and

             (4) no amendment requiring stockholder approval pursuant to Treas. Reg. ss. 1.162-27(e)(4)(vi) or any successor thereto may be made (to the extent compliance with Section 162(m) of the Code is desired).

         Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Option without the consent of such holder.

         (b) Manner of Stockholder Approval. The approval of stockholders must be effected --

             (1) By a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval (i.e., an action on which stockholders would be entitled to vote if the action were taken at a duly held stockholders' meeting); or

             (2) By a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

     14. Absence of Rights. Neither the adoption of the Plan nor any action of the Board or the Committee shall be deemed to give any individual any right to be granted an Option, or any other right hereunder, unless and until the Committee shall have granted such individual an Option (or unless and until such Option shall have been granted under Section 8), and then his rights shall be only such as are provided by the Option Agreement.

         Any Option under the Plan shall not entitle the holder thereof to any rights as a stockholder of the Company prior to the exercise of such Option and the issuance of the shares pursuant thereto. Further, notwithstanding any provisions of the Plan or the Option Agreement with an Employee, the Company and any Related Company shall have the right, in its discretion but subject to any employment contract entered into with the Employee, to retire the Employee at any time pursuant to its retirement rules or otherwise to terminate his employment at any time for any reason whatsoever.

     15. Indemnification of Board and Committee. Without limiting any other rights of indemnification which they may have from the Company and any Related Company, the members of the Board and the members of the Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board or Committee member shall notify the Company in writing, giving the Company an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle it on his own behalf. The provisions of this Section shall not give members of the Board or the Committee greater rights than they would have under the Company's by-laws or Delaware law.

     16. Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option shall be added to the general funds of the Company and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option shall become treasury stock.

     17. Stockholder Approval. This Plan originally became effective on September 30, 1996 (the date the Plan was adopted by the Board). As amended and restated, this Plan shall became effective as of February 13, 2002.

     18. No Obligation to Exercise Option. The granting of an Option shall impose no obligation upon an Optionee to exercise such Option.

     19. Termination of Plan. Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on September 29, 2006, which date is within 10 years after the date the Plan was adopted by the Board, or the date the Plan was approved by the stockholders of the Company, whichever is earlier, and no Options hereunder shall be granted thereafter. Nothing contained in this Section, however, shall terminate or affect the continued existence of rights created under Options issued hereunder, and outstanding on the date set forth in the preceding sentence, which by their terms extend beyond such date.

     20. Governing Law. The Plan shall be governed by the applicable Code provisions to the maximum extent possible. Otherwise, the laws of the State of Delaware, without reference to principles of conflicts of law, shall govern the operation of, and the rights of Employees and Non-employee Directors under, the Plan and Options granted thereunder.

     21. Option Agreements -- Other Provisions. Options granted under the Plan shall be evidenced by documents ("Option Agreements") in such form as the Committee shall from time to time approve, and containing such provisions not inconsistent with the provisions of the Plan (and, for ISOs granted pursuant to the Plan, not inconsistent with Section 422(b) of the Code), as the Committee shall deem advisable. The Option Agreements shall specify whether the Option is an ISO or NQSO. Each Optionee shall enter into, and be bound by, an Option Agreement as soon as practicable after the grant of an Option.

     22. Listing and Registration of Shares. Each Option shall be subject to the requirement that, if at any time the Committee shall determine, in its discretion, that the listing, registration, or qualification of the shares of Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the purchase of shares of Common Stock thereunder, or that action by the Company or by the Optionee should be taken in order to obtain an exemption from any such requirement, no such Option may be exercised, in whole or in part, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Committee. Without limiting the generality of the foregoing, each Optionee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares purchased upon exercise of an Option are being purchased for investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

     23. Special Provisions Regarding Digital Television Services, Inc. Digital Television Services, Inc. ("DTS") became a wholly-owned subsidiary of the Company by means of the merger of a wholly-owned subsidiary of the Company into DTS pursuant to the Agreement and Plan of Merger dated January 8, 1998 (the "DTS Merger Agreement") among the Company, DTS, Pegasus DTS Merger Sub, Inc. and certain stockholders of the Company and DTS. Section 2.12 of the DTS Merger Agreement provides that the Company will assume certain outstanding DTS options specified therein. Section 2.12 of the DTS Merger Agreement also provides that such DTS options will be replaced with options (the "DTS Replacement Options") to purchase the number of shares of Common Stock equal to the "conversion ratio" (as defined in the DTS Merger Agreement) times the number of shares of DTS common stock issuable upon the exercise of such options, for an exercise price equal to the exercise price applicable to such options divided by the "conversion ratio."

     Each DTS Replacement Option shall be exercisable under the Plan in accordance with the terms of the agreement entered into between the Company and the holder of the Replacement Option (the "Replacement Agreement"), the terms of which shall govern in the event of any conflict with the provisions of the Plan.

         The following provisions of the Plan shall not apply to the DTS Replacement Options:

     (i)   Section 12 ("Change in Control");

     (ii) Section 7(d)(2)(D) (regarding payment of exercise price with the proceeds of a loan from the Company); and

     (iii) Section 7(k) (regarding payment of income tax obligations with the proceeds of a loan from the Company).

     In addition, any provision of the Plan that would provide an additional benefit (within the meaning of Section 424(a)(2) of the Code and Treasury Regulations thereunder) shall not apply to the DTS Replacement Options.

     24. Special Provisions Regarding Golden Sky Holdings, Inc. Golden Sky Holdings, Inc. ("GSH") became a wholly-owned subsidiary of the Company by means of the merger of a wholly-owned subsidiary of the Company into GSH pursuant to the Agreement and Plan of Merger dated January 10, 2000 (the "GSH Merger Agreement") among the Company, GSH, Pegasus GSH Merger Sub, Inc. and certain stockholders of the Company and GSH. Section 2.12 of the GSH Merger Agreement provides that the Company will assume certain outstanding GSH options specified therein. Section 2.12 of the GSH Merger Agreement also provides that such GSH options will be replaced with options (the "GSH Replacement Options") to purchase the number of shares of Common Stock equal to the "conversion ratio" (as defined in the GSH Merger Agreement) times the number of shares of GSH common stock issuable upon the exercise of such options, for an exercise price equal to the exercise price applicable to such options divided by the "conversion ratio."

         Each GSH Replacement Option shall be exercisable under the Plan in accordance with the terms of the agreement entered into between the Company and the holder of the GSH Replacement Option (the "Replacement Agreement"), the terms of which shall govern in the event of any conflict with the provisions of the Plan. In addition, any provision of the Plan that would provide an additional benefit (within the meaning of Section 424(a)(2) of the Code and Treasury Regulations thereunder) shall not apply to the GSH Replacement Options.

                                                                      Appendix C






                             PEGASUS COMMUNICATIONS

                              RESTRICTED STOCK PLAN

           (As Amended and Restated Effective As of February 13, 2002,
                     And As Amended Through Amendment No. 3)




[This document is a compilation of the Pegasus Communications Restricted Stock Plan, as amended and restated effective as of February 13, 2002, and as it has been amended in part by three subsequent Amendments. This document is only a Working Copy of the Restricted Stock Plan.]


               [The bracketed text in this Appendix C reflects the Plan as amended by Proposal 6, if Proposal 6 is approved.]

                                TABLE OF CONTENTS

                                                                                                               Page

SECTION 1 - Purpose ...........................................................................................C-4

SECTION 2 - Definitions........................................................................................C-4
         (a)      "Awards".....................................................................................C-4
         (b)      "Award Agreement"............................................................................C-4
         (c)      "Board"......................................................................................C-4
         (d)      "Code".......................................................................................C-4
         (e)      "Committee"..................................................................................C-4
         (f)      "Common Stock"...............................................................................C-5
         (g)      "Company-Wide Location Cash Flow"............................................................C-5
         (h)      "Disability".................................................................................C-5
         (i)      "Discretionary Awards".......................................................................C-5
         (j)      "Excess Awards"..............................................................................C-5
         (k)      "Fair Market Value"..........................................................................C-5
         (l)      "Grantee"....................................................................................C-5
         (m)      "ISO"........................................................................................C-5
         (n)      "Management Committee".......................................................................C-5
         (o)      "NQSO".......................................................................................C-5
         (p)      "Officers"...................................................................................C-6
         (q)      "Option".....................................................................................C-6
         (r)      "PCC"........................................................................................C-6
         (s)      "Pegasus"....................................................................................C-6
         (t)      "Plan".......................................................................................C-6
         (u)      "Plan Administrator".........................................................................C-6
         (v)      "Profit-Sharing Awards"......................................................................C-6
         (w)      "Savings Plan"...............................................................................C-6
         (x)      "Special Recognition Awards".................................................................C-6
         (y)      "Year Over Year Increase in Company-Wide Location Cash Flow".................................C-6
         (z)      "Years of Vesting Service"...................................................................C-6

SECTION 3 - Administration.....................................................................................C-7
         (a)      Special Recognition Awards and Discretionary Awards to Officers..............................C-7
         (b)      Special Recognition Awards and Discretionary Awards to Non-Officer Employees.................C-7
         (c)      In General...................................................................................C-7

SECTION 4 - Eligibility........................................................................................C-8

SECTION 5 - Stock..............................................................................................C-8

SECTION 6 - Amount of Award....................................................................................C-8
         (a)      Special Recognition Awards...................................................................C-8
         (b)      Discretionary Awards.........................................................................C-9

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                               Page


SECTION 7 - Vesting ...........................................................................................C-9
         (a)      Special Recognition Awards...................................................................C-9
         (b)      Discretionary Awards........................................................................C-10
         (c)      Forfeiture..................................................................................C-10

SECTION 8 - Election To Receive Option in Lieu of Common Stock Subject to Vesting Requirements................C-10
         (a)      Election....................................................................................C-10
         (b)      Date of Grant...............................................................................C-10
         (c)      Number of Shares Subject to Option..........................................................C-11
         (d)      Type of Option..............................................................................C-11
         (e)      Terms and Conditions of Options.............................................................C-11
         (f)      Application of Funds........................................................................C-14

SECTION 9 - Capital Adjustments...............................................................................C-14

SECTION 10 - Amendment or Discontinuance of the Plan..........................................................C-15

SECTION 11 - Termination of Plan..............................................................................C-16

SECTION 12 - Effective Date...................................................................................C-16

SECTION 13 - Miscellaneous....................................................................................C-16
         (a)      Book-Entry Record of Shares.................................................................C-16
         (b)      Rights as a Stockholder.....................................................................C-17
         (c)      Award Agreement.............................................................................C-17
         (d)      Governing Law...............................................................................C-17
         (e)      Rights......................................................................................C-18
         (f)      Non-Transferability.........................................................................C-18
         (g)      Listing and Registration of Shares..........................................................C-18
         (h)      Withholding and Use of Shares to Satisfy Tax Obligations....................................C-19
         (i)      Indemnification of Board and Plan Administrator.............................................C-19

                                                                    WORKING COPY
                                                                    ------------

                                  WORKING COPY
                                  ------------
                     (Incorporating Amendments 1 through 3)

                             PEGASUS COMMUNICATIONS
                              RESTRICTED STOCK PLAN

           (As Amended and Restated Effective As of February 13, 2002)

                    _________________________________________


                                   SECTION 1
                                    Purpose

         The Pegasus Communications Restricted Stock Plan, as amended and restated, is intended to provide a means whereby PCC may, through the grant of Common Stock subject to vesting requirements to employees of Pegasus, attract and retain such individuals and motivate them to exercise their best efforts on behalf of Pegasus. With respect to Discretionary Awards, a Grantee may elect to receive an Option to purchase Common Stock in lieu of all or any part of a grant of Common Stock subject to vesting requirements. A Grantee who is an Officer may elect to receive a Discretionary Award in the form of cash (subject to certain limits) or an Option in lieu of all or any part of a grant of Common Stock subject to vesting requirements.

                                   SECTION 2
                                  Definitions

         Whenever the following terms are used in this Plan, they shall have the meanings specified below, unless the context clearly indicates to the contrary:

         (a) "Awards" shall mean Special Recognition Awards and Discretionary Awards.

         (b) "Award Agreement" shall mean the document described in Section 13(c) evidencing Awards made pursuant to the Plan.

         (c) "Board" shall mean the Board of Directors of PCC.

         (d) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (e) "Committee" shall mean the administrator of the Plan with respect to Special Recognition Awards and Discretionary Awards to Officers, which shall be a committee of the Board or the Board, in accordance with Section 3(a).

         (f) "Common Stock" shall mean [(i) effective for Awards made on or after June 6, 2003, the Class A common stock of PCC or the non-voting common stock of PCC, as determined by the Plan Administrator, and (ii) effective for Awards made prior to June 6, 2003, the Class A common stock of PCC].

         (g) "Company-Wide Location Cash Flow" shall mean income from Pegasus operations before management fees, depreciation, amortization (other than amortization of film contracts), and incentive compensation (including contributions under the Plan and the Savings Plan).

         (h) "Disability" shall have the meaning set forth in Article I of the Savings Plan.

         (i) "Discretionary Awards" shall mean the discretionary awards described in Section 6(b).

         (j) "Excess Awards" shall mean the formula awards described in Section 6(c) of the Plan as amended and restated generally effective as of December 18, 1998. The final Excess Awards were made with respect to matching contributions that could not be made under the Savings Plan for 1999. No Excess Awards shall be made with respect to calendar years beginning on or after January 1, 2000. Information concerning Excess Awards granted for calendar years beginning prior to January 1, 2000 may be found in the Plan as amended and restated effective as of December 18, 1998, and as amended thereafter.

         (k) "Fair Market Value" shall mean [(i)] the closing price of the Common Stock on a registered securities exchange or on an over-the-counter market on the last business day prior to the date of grant on which Common Stock traded[, or (ii) if (i) is not applicable, then such other method of determining fair market value as shall be authorized by the Code or the rules and regulations thereunder and adopted by the Committee.]

         (l) "Grantee" shall mean an individual who has received an Award under the Plan.

         (m) "ISO" shall mean an option which, at the time such option is granted under the Plan, qualifies as an incentive stock option within the meaning of Section 422 of the Code, unless the Award Agreement states that the option will not be treated as an ISO.

         (n) "Management Committee" shall mean the committee authorized to administer the Plan with respect to Special Recognition Awards and Discretionary Awards to employees who are not Officers.

         (o) "NQSO" shall mean an option which, at the time such option is granted, does not meet the definition of an ISO, whether or not it is designated as a nonqualified stock option in the Award Agreement.

         (p) "Officers" shall mean employees who are officers, within the meaning of Rule 16a-1(f) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor thereto.

         (q) "Option" shall mean an ISO or an NQSO granted to an employee in lieu of Common Stock subject to a vesting schedule, pursuant to the employee's election under Section 8(a).

         (r) "PCC" shall mean Pegasus Communications Corporation.

         (s) "Pegasus" shall mean Pegasus Communications Corporation or any successor thereto and its direct and indirect subsidiaries, whether in corporate, partnership or any other form.

         (t) "Plan" shall mean the Pegasus Communications Restricted Stock Plan, as set forth in this document and as it may be amended from time to time.

         (u) "Plan Administrator" shall mean -

             (1) With respect to Special Recognition Awards and Discretionary Awards to Officers, the Committee; and

             (2) With respect to Special Recognition Awards and Discretionary Awards to employees who are not Officers, the Management Committee.

         (v) "Profit-Sharing Awards" shall mean the formula awards described in
Section 6(b) of the Plan as amended and restated generally effective as of December 18, 1998. The final Profit-Sharing Awards were made with respect to the 2000 calendar year. No Profit-Sharing Awards shall be made with respect to calendar years beginning on or after January 1, 2001. Information concerning Profit-Sharing Awards granted for calendar years beginning prior to January 1, 2001 may be found in the Plan as amended and restated effective as of December 18, 1998, and as amended thereafter.

         (w) "Savings Plan" shall mean the Pegasus Communications Savings Plan, effective June 1, 2001, and as it may be amended from time to time.

         (x) "Special Recognition Awards" shall mean the awards described in
Section 6(a).

         (y) "Year Over Year Increase in Company-Wide Location Cash Flow" shall have the meaning set forth in Article I of the Savings Plan.

         (z) "Years of Vesting Service" shall have the meaning set forth in
Article I of the Savings Plan; provided, however, that a Grantee shall not complete a Year of Vesting Service for purposes of this Plan until the last day of the 12-month computation period in which such Year is being measured.

                                   SECTION 3
                                 Administration

                  The Plan shall be administered as follows:

         (a) Special Recognition Awards and Discretionary Awards to Officers. With respect to Special Recognition Awards and Discretionary Awards to Officers, the Plan shall be administered:

             (1) By a committee, which shall consist solely of not fewer than two directors of PCC who shall be appointed by, and shall serve at the pleasure of, the Board, taking into consideration the rules under Section 16(b) of the Exchange Act and the requirements of Section 162(m) of the Code; or

             (2) In the event a committee has not been established in accordance with paragraph 1, by the entire Board;

provided, however, that a member of the Board shall not participate in a vote approving an Award to himself or herself to the extent provided under the laws of the State of Delaware governing corporate self-dealing. The Plan Administrator with respect to Special Recognition Awards and Discretionary Awards to Officers shall hereinafter be referred to as the "Committee." Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as a director of PCC.

         The Committee shall have full authority, upon consideration of recommendations by the Management Committee and subject to the terms of the Plan, to select the Officers to be granted Special Recognition Awards and Discretionary Awards under the Plan, to grant such Awards on behalf of PCC, and to set the date of grant and the other terms of such Awards. The Committee shall also have full authority to make certain determinations with respect to an Option granted pursuant to an Officer's election, as described in Section 8.

         (b) Special Recognition Awards and Discretionary Awards to Non-Officer Employees. With respect to Special Recognition Awards and Discretionary Awards to employees who are not Officers, the Plan shall be administered by the Management Committee. The Management Committee shall have full authority, subject to the terms of the Plan, to select the employees to be granted Special Recognition Awards and Discretionary Awards under the Plan, to grant such Awards on behalf of PCC, and to set the date of grant and the other terms of such Awards. The Management Committee shall also have full authority to make certain determinations with respect to an Option granted pursuant to the election of an employee who is not an Officer, as described in Section 8. Members of the Management Committee may be appointed, removed or replaced by (i) the Board, or
(ii) the Compensation Committee of PCC.

         (c) In General. The Plan Administrator may correct any defect, supply any omission and reconcile any inconsistency in the Plan and in any Award granted hereunder to the extent it shall deem desirable. The Plan Administrator also shall have the authority to establish such rules and regulations, not inconsistent with the provisions of the Plan, for the proper administration of the Plan, and to amend, modify, or rescind any such rules and regulations, and to make such determinations, and interpretations under, or in connection with, the Plan, as it deems necessary or advisable. All such rules, regulations, determinations, and interpretations shall be binding and conclusive upon PCC, its stockholders and all employees, and upon their respective legal representatives, beneficiaries, successors, and assigns and upon all other persons claiming under or through any of them.

         No member of the Board, the Committee or the Management Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it.

                                   SECTION 4
                                  Eligibility

         All employees of Pegasus shall be eligible to receive Special Recognition Awards and Discretionary Awards. More than one Award may be granted to an employee who is eligible to receive an Award under the Plan.

         Special Recognition Awards shall be made as soon as practicable after the financial information necessary for determining the amount of the Award is available (absent extraordinary circumstances, on or before the March 31 following the year for which the Award is made).

                                   SECTION 5
                                     Stock

         The maximum number of shares of Common Stock that may be subject to Awards under the Plan shall be [400,000] shares (subject to adjustment as hereinafter provided). Common Stock issuable under the Plan may be authorized but unissued shares or reacquired shares, and PCC may purchase shares required for this purpose, from time to time, if it deems such purchase to be advisable.

         Any Common Stock subject to an Award which is forfeited shall continue to be available for the granting of Awards under the Plan.

                                   SECTION 6
                                Amount of Award

         (a) Special Recognition Awards. The Plan Administrator, in its sole discretion, shall determine the amount of the annual Special Recognition Award, if any, to be made on behalf of an eligible employee; provided, however, that the Fair Market Value of the Common Stock covered by the annual Special Recognition Awards for any year to all employees in the aggregate, determined as of the date the Awards are granted, shall not exceed the sum of (1) five percent of the Year Over Year Increase in Company-Wide Location Cash Flow, plus (2) the

Year Over Year Increase in Company-Wide Location Cash Flow which could have been awarded as a Special Recognition Award in the preceding year, and was not. Special Recognition Awards may be granted for consistency (awarded to a team of employees), initiative (a team or individual award), problem solving (a team or individual award), and individual excellence.

         (b) Discretionary Awards. The Plan Administrator, in its sole discretion, shall determine the amount of the Discretionary Award, if any, to be made on behalf of an eligible employee.

             (1) Effective On and After June 6, 2003. Effective June 6, 2003, with respect to Discretionary Awards granted to a non-Officer employee, the Plan Administrator shall designate the amount of the Discretionary Award that the non-Officer employee may elect to receive in the form of (i) Common Stock subject to vesting requirements, and (ii) an Option described in Section 8. With respect to Discretionary Awards granted to an Officer, the Plan Administrator shall designate the amount of the Discretionary Award that the Officer may elect to receive in the form of (i) Common Stock subject to vesting requirements, (ii) an Option described in Section 8, or
     (iii) cash.

             (2) Effective prior to June 6, 2003. Effective prior to June 6, 2003, Discretionary Awards are payable in Common Stock subject to vesting requirements or, to the extent elected by the Grantee under Section 8(a), in the form of an Option. With respect to Discretionary Awards granted to an Officer, the Officer may elect, before the date of grant and in accordance with procedures established by the Plan Administrator or its delegate, to receive such an Award in the form of (i) Common Stock subject to vesting requirements, (ii) an Option described in Section 8, (iii) cash, or (iv) in any combination of the foregoing; provided, however, that the amount of cash payable under a Discretionary Award shall not exceed 33-1/3% of the Officer's base salary for the year in which the Discretionary Award is made.

         The Officer's vesting percentage under Section 7 shall be applied to the portions of the Discretionary Award payable in the form of an Option and Common Stock, but not to the portion of the Discretionary Award payable in cash. Any cash payable pursuant to such an election shall be payable as soon as practicable after the Discretionary Award is made.

                                   SECTION 7
                                    Vesting

         (a) Special Recognition Awards. A Grantee shall be 100% vested in a Special Recognition Award on the date such Award is made.

         (b) Discretionary Awards.

             (1) Death, Disability. A Grantee shall be 100% vested in his Discretionary Awards under the Plan when he --

                 (A) Incurs a Disability; or

                 (B) Dies.

             (2) Vesting Schedule. Except as otherwise provided in paragraph
     (1), a Grantee shall be 100% vested in his Discretionary Awards under the Plan in accordance with the following schedule --

                                             Percentage of Shares Subject to
         Years of Vesting Service              Awards That Are 100% Vested
         ------------------------              ---------------------------
            Fewer than 2                                     0
            2 but fewer than 3                              34
            3 but fewer than 4                              67
            4 or more                                      100

Notwithstanding the foregoing, (A) an Officer shall be 100% vested in any portion of his Discretionary Award that is payable in cash, and (B) the Plan Administrator may accelerate the vesting of an Award when granted or at any time thereafter, in its discretion, if it deems such acceleration to be desirable.

         (c) Forfeiture. Any shares of Common Stock covered by a Grantee's Awards that are not vested pursuant to subsection (a) or subsection (b) shall be immediately forfeited upon the Grantee's voluntary or involuntary termination of employment by Pegasus.

                                    SECTION 8
           Election To Receive Option in Lieu of Common Stock Subject
                            to Vesting Requirements

         (a) Election. Effective June 6, 2003, to the extent permitted by the Plan Administrator, an employee may elect to receive all or any portion of a Discretionary Award in the form of an Option described in this Section 8 in lieu of Common Stock subject to vesting requirements. Effective prior to June 6, 2003, an employee may elect to receive all or any portion of a Discretionary Award in the form of an Option described in this Section 8 in lieu of Common Stock subject to vesting requirements. The employee's election shall be made before the date of grant in accordance with procedures established by the Plan Administrator or its delegate. In no event, however, may an employee elect to receive Options for more than 5,000 shares (which number gives effect to the December 31, 2002 reverse stock split) of Common Stock of PCC under this Section 8 (as adjusted pursuant to Section 9) in any calendar year. If an Option is cancelled, the shares of Common Stock covered by the cancelled Option shall be counted against the maximum number of shares for which Options may be granted to a single employee.

         (b) Date of Grant. The date of grant for an Option granted pursuant to a Grantee's election under Section 8(a) shall be the date such Award would have been made under Section 6(b) absent such an election.

         (c) Number of Shares Subject to Option. The number of shares of Common Stock subject to an Option granted pursuant to a Grantee's election under
Section 8(a) shall be equal to the total number of shares of Common Stock which would have been covered by the Grantee's Award (determined pursuant to Section 6(b)) without giving effect to any election to receive the Award in a form other than Common Stock subject to vesting requirements, multiplied by (i) the percentage of the Award the Grantee has elected to have paid in the form of an Option, and (ii) a conversion factor. The conversion factor shall be determined pursuant to a valuation formula established by the Plan Administrator or its delegate.

         (d) Type of Option. Each Option granted under this Section 8 shall, unless the Code otherwise requires or the Plan Administrator otherwise determines, be an ISO. The aggregate Fair Market Value of the Common Stock with respect to which ISOs are exercisable for the first time by an employee during any calendar year (counting ISOs under this Plan and incentive stock options under any stock option plan of Pegasus) shall not exceed $100,000. If an Option intended as an ISO is granted to an employee and the Option may not be treated in whole or in part as an ISO pursuant to the $100,000 limitation, the Option shall be treated as an ISO to the extent it may be so treated under the limitation and as an NQSO as to the remainder. For purposes of determining whether an ISO would cause the limitation to be exceeded, ISOs shall be taken into account in the order granted. The annual limits set forth above for ISOs shall not apply to NQSOs.

         (e) Terms and Conditions of Options. Options granted under this Section 8 in lieu of Common Stock subject to vesting requirements shall include expressly or by reference the following terms and conditions --

             (1) Number [and Type] of Shares. The Option shall state the number [and type] of shares of Common Stock to which the Option pertains.

             (2) Price. The Option price of each Option granted under this
     Section 8 shall be the higher of 100 percent (110 percent in the case of an ISO granted to a more-than-10-percent stockholder, as provided in Section 8(e)(10)) of the Fair Market Value of the optioned shares of Common Stock, or the par value thereof.

             (3) Term. Subject to earlier termination as provided in Section 8(e)(5), (6) and (7) and in Section 9 hereof, the term of each Option granted under this Section 8 shall be ten years (five years in the case of an ISO granted to a more-than-ten-percent stockholder, as discussed in
     Section 8(e)(10)) from the date of grant, or such lesser term as the Plan Administrator, in its sole discretion, shall permit the Grantee to elect on or before the date of grant.

             (4) Exercise. Each Option granted under this Section 8 shall become exercisable in accordance with the following schedule:

                                             Percentage of Shares Subject
         Years of Vesting Service           to Option That Are Exercisable
         ------------------------           ------------------------------
             fewer than 2                                    0
             2 but fewer than 3                             34%
             3 but fewer than 4                    an additional 33%
             4 or more                             an additional 33%

     If the Grantee has completed four or more Years of Vesting Service on the date of grant, the Option shall be fully exercisable on the date of grant.

             Notwithstanding the foregoing, an Option granted under this Section 8 shall become fully exercisable upon the Grantee's death or Disability while in the employ of Pegasus. In addition, the Plan Administrator may accelerate the exercise date of any Option when granted or at any time thereafter, in its discretion, if it deems such acceleration to be desirable.

             Any exercisable Options may be exercised at any time up to the expiration or termination of the Option. Exercisable Options may be exercised, in whole or in part and from time to time, by giving notice in accordance with procedures established by PCC, specifying the number of shares to be purchased and accompanied by payment in full of the aggregate Option exercise price for such shares (or payment as soon as practicable after the exercise, in the case of an exercise arrangement described in paragraph (C) below). Only full shares shall be issued under the Plan, and any fractional share which might otherwise be issuable upon exercise of an Option granted hereunder shall be forfeited.

         The Option price shall be payable --

                 (A) in cash or its equivalent;

                 (B) in shares of Common Stock previously acquired by the Grantee; provided that (i) if such shares of Common Stock were acquired through the exercise of an ISO and are used to pay the Option price for an ISO, such shares have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Code on the date of exercise, (ii) if such shares of Common Stock were acquired through the exercise of an NQSO (and are used to pay the Option price for an ISO or an NQSO) or acquired through the exercise of an ISO (and are used to pay the Option price for an NQSO), such shares have been held by the Grantee for a period of not less than six months on the date of exercise, and (iii) if such shares of Common Stock were acquired through the vesting of a restricted stock award, such shares shall have vested in the Grantee at least six months prior to the date of exercise;

                 (C) by delivering a properly executed notice of exercise of the Option to Pegasus and a broker, with irrevocable instructions to the broker promptly to deliver to Pegasus the amount of sale or loan proceeds necessary to pay the exercise price of the Option; or

                 (D) in any combination of (A), (B) and (C) above.

                 In the event the Option price is paid, in whole or in part, with shares of Common Stock, the portion of the Option price so paid shall be equal to the aggregate fair market value (determined under Section 2(k), with reference to the date of exercise of the Option, rather than the date of grant) of the Common Stock so surrendered in payment of the Option price.

             (5) Termination of Employment. If a Grantee's employment by Pegasus is terminated by either party prior to the expiration date fixed for his Option for any reason other than death or Disability, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such termination, by the Grantee any time prior to the earliest of (i) the expiration date specified in such Option, (ii) three months after such termination of employment, or
     (iii) termination of such Option under Section 9.

             (6) Exercise upon Disability of Grantee. If a Grantee becomes Disabled during his employment and prior to the expiration date fixed for his Option, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of such termination by the Grantee at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after such termination of employment, or (iii) termination of such Option under
     Section 9. In the event of the Grantee's legal disability, such Option may be exercised by the Grantee's legal representative.

             (7) Exercise upon Death of Grantee. If a Grantee dies during his employment, and prior to the expiration date fixed for his Option, or if a Grantee whose employment is terminated for any reason, dies following his termination of employment but prior to the earliest of (A) the expiration date fixed for his Option, (B) the expiration of the period determined under paragraphs (5) and (6) above, or (C) in the case of an ISO, three months following termination of employment, such Option may be exercised, to the extent of the number of shares with respect to which the Grantee could have exercised it on the date of his death, by the Grantee's estate, personal representative or beneficiary who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of the Grantee. Such post-death exercise may occur at any time prior to the earliest of (i) the expiration date specified in such Option, (ii) one year after the date of death, or (iii) termination of such Option under Section 9.

             (8) Non-Transferability. No Option granted under this Section 8 shall be assignable or transferable by the Grantee other than by will or by the laws of descent and distribution. During the lifetime of the Grantee, all Options granted under this Section 8 shall be exercisable only by the Grantee, or, in the event of the Grantee's legal disability, by the Grantee's guardian or legal representative. If the Grantee is married at the time of exercise and if the Grantee so requests at the time of exercise, the certificate or certificates shall be registered in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

             (9) Withholding and Use of Shares to Satisfy Tax Obligations. The obligation of PCC to deliver shares of Common Stock upon the exercise of any Option shall be subject to applicable federal, state and local tax withholding requirements. If the exercise of any Option granted under this
     Section 8 is subject to the withholding requirements of applicable tax law, the Grantee may satisfy the federal, state and local withholding tax, in whole or in part, by electing to have PCC withhold shares of Common Stock subject to the exercise (or by returning previously acquired shares of Common Stock to PCC). PCC may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value determined under Section 2(k), with reference to the date the amount attributable to the exercise of the Option is includable in income by the Grantee under the Code (the "Determination Date"), rather than the date of grant.

             If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Determination Date.

             The Plan Administrator shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

             (10) Ten Percent Stockholder. If an employee owns more than ten percent of the total combined voting power of all classes of stock of PCC or of its parent or subsidiary corporation at the time an ISO is granted to him (taking into account the attribution rules of Section 424(d) of the Code, the Option price for the ISO shall be 110 percent of the Fair Market Value of the optioned shares of Common Stock on the date the ISO is granted, and such ISO, by its terms, shall not be exercisable after the expiration of five years from the date the ISO is granted. The conditions set forth in this paragraph shall not apply to NQSOs.

         (f) Application of Funds. The proceeds received from the sale of Common Stock pursuant to Options granted under the Plan shall be used for general corporate purposes. Any cash received in payment for shares upon exercise of an Option shall be added to the general funds of PCC and shall be used for its corporate purposes. Any Common Stock received in payment for shares upon exercise of an Option shall become treasury stock.

                                   SECTION 9
                              Capital Adjustments

                  The number [and the type or class] of shares which may be issued under the Plan and the number of shares of Common Stock issuable upon the vesting of outstanding Awards shall be adjusted to reflect any stock dividend, stock split, share combination, or similar change in the capitalization of PCC. The maximum number of shares with respect to which Options may be granted to any employee in any calendar year (as stated in Section 8(a)) and the number [and the type or class] of shares issuable upon exercise of outstanding Options under the Plan (as well as the Option Price per share under such outstanding Options) shall be adjusted, as may be deemed appropriate by the Plan Administrator, to reflect any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of PCC; provided, however, that no such adjustment shall be made to an outstanding ISO if such adjustment would constitute a modification under Section 424(h) of the Code, unless the Grantee consents to such adjustment. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the vesting of outstanding Awards or the exercise of outstanding Options (as well as the Option price), the Plan Administrator shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment. Such adjustments shall be made only as necessary to maintain the proportionate interests of Grantees and preserve, without exceeding, the value of Awards.

         In the event of a corporate transaction (as that term is described in Section 424(a) of the Code and the Treasury Regulations issued thereunder as, for example, a merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation), each outstanding Award shall be assumed by the surviving or successor corporation; provided, however, that, in the event of a proposed corporate transaction, the Plan Administrator may terminate all or a portion of the outstanding Options if it determines that such termination is in the best interests of PCC. If the Plan Administrator desires to terminate outstanding Options, the Plan Administrator shall give each Optionee holding an Option to be terminated not less than seven days' notice prior to any such termination, and any Option which is to be so terminated may be exercised (if and only to the extent that it is then exercisable) up to, and including the date immediately preceding such termination. Further as provided in Section 8(e), the Plan Administrator, in its discretion, may accelerate, in whole or in part, the date on which any or all Options become exercisable.

         The Plan Administrator also may, in its discretion, change the terms of any outstanding Option to reflect any such corporate transaction, provided that, in the case of ISOs, such change does not constitute a "modification" under
Section 424(h) of the Code unless the Option holder consents to the change.

                                   SECTION 10
                    Amendment or Discontinuance of the Plan

         At any time, the Board may suspend or terminate the Plan. The Plan Administrator may amend any outstanding Awards in any respect whatsoever. At any time and from time to time, the Plan may be amended by resolution of (i) the Board, or (ii) the Compensation Committee of the Board, except that the following amendments shall require the approval of stockholders:

         (a) Any amendment which would increase the number of shares of Common Stock authorized under the Plan;

         (b) Any amendment for which stockholder approval is required under the rules of an exchange or market on which Common Stock is listed;

         (c) Any amendment which would change the class of employees eligible to receive ISOs; and

         (d) Any amendment requiring stockholder approval pursuant to Treas. Reg. ss.1.162-27(e)(4)(iv) or any successor thereto (to the extent compliance with Section 162(m) of the Code is desired).

         Notwithstanding the foregoing, no such suspension, discontinuance or amendment shall materially impair the rights of any holder of an outstanding Award without the consent of such holder.

         The approval of stockholders must be (i) by a method and in a degree that would be treated as adequate under applicable state law in the case of an action requiring stockholder approval (i.e., an action on which stockholders would be entitled to vote if the action were taken at a duly held stockholders' meeting), or (ii) by a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan.

                                   SECTION 11
                              Termination of Plan

         Unless earlier terminated as provided in the Plan, the Plan and all authority granted hereunder shall terminate absolutely at 12:00 midnight on September 29, 2006, and no Awards hereunder shall be granted thereafter. Nothing contained in this Section 11, however, shall terminate or affect the continued existence of rights created under Awards issued hereunder and outstanding on September 29, 2006 which by their terms extend beyond such date.

                                   SECTION 12
                                 Effective Date

         This Plan became effective on September 30, 1996 (the date the Plan was adopted by the Board). As amended and restated, this Plan became effective as of February 13, 2002.

                                   SECTION 13
                                  Miscellaneous

         (a) Book-Entry Record of Shares. This Section 13(a) shall not apply to the portion of any Award with respect to which the Grantee has made an election to receive an Option pursuant to Section 8(a). Upon the granting of an Award, book-entry record of the shares of Common Stock covered by the Award shall be made with PCC's share transfer agent in the name of the Grantee (or in the name of the Grantee and the Grantee's spouse, if the Grantee so requests -- see subsection (f)), unless the Grantee requests that share certificates be issued directly to him or her. Share certificates issued directly to the Grantee shall be issued in the name of the Grantee (or in the name of the Grantee and the Grantee's spouse -- see subsection (f)). With respect to any shares subject to the Award in which the Grantee is not vested on the date the Award is made, however, no certificates shall be issued until the Grantee is vested in such shares. Only full shares shall be issued, and any fractional shares which might otherwise be issuable pursuant to an Award shall be forfeited.

         (b) Rights as a Stockholder. With respect to any shares of Common Stock in which the Grantee is not vested on the date an Award is granted (other than shares for which the Grantee has made an election pursuant to Section 8(a) to receive an Option), the Grantee shall have the right to vote such shares [to the extent the shares possess voting rights] and shall be entitled to receive dividends paid on such shares; provided, however, that any dividends paid in a form other than cash shall be subject to the vesting schedule that applies to the Award with respect to which such dividend is made. However, the shares subject to the Award will revert to PCC in accordance with Section 7(c) to the extent not vested on the Grantee's voluntary or involuntary termination of employment by Pegasus.

         With respect to the portion of any Award for which the Grantee has made an election under Section 8(a), the Option issued pursuant thereto shall not entitle the holder thereof to any rights as a stockholder of PCC prior to the exercise of such Option and the issuance of the shares pursuant thereto.

         (c) Award Agreement. Awards under the Plan shall be evidenced by documents in such form as the Plan Administrator shall, from time to time, approve, which Award Agreements shall contain such provisions, not inconsistent with the provisions of the Plan, as the Plan Administrator shall deem advisable. Each Grantee shall enter into, and be bound by the terms of, the Award Agreement.

         (d) Governing Law. The Plan, and the Award Agreements entered into and Awards granted thereunder, shall be governed by the Code provisions to the extent applicable. Otherwise, the operation of, and the rights of eligible individuals under, the Plan, the Award Agreements, and the Awards shall be governed by applicable federal law and otherwise by the laws of the State of Delaware, without reference to principles of conflicts of law.

         (e) Rights. Neither the adoption of the Plan nor any action of the Board or the Plan Administrator shall be deemed to give any individual any right to be granted an Award, or any other right hereunder, unless and until the Plan Administrator shall have granted such individual an Award, and then his rights shall be only such as are provided by the Plan and the Award Agreement.

         Further, notwithstanding any provisions of the Plan or any Award Agreement with a Grantee, but subject to any employment agreement, Pegasus shall have the right, in its discretion, to retire an employee at any time pursuant to its retirement rules or otherwise to terminate his employment at any time for any reason whatsoever.

         (f) Non-Transferability. This Section 13(f) shall not apply to the portion of an Award with respect to which the Grantee has made an election to receive an Option pursuant to Section 8(a). Except as otherwise provided in any Award Agreement, Awards which have not vested shall not be assignable or transferable by the Grantee otherwise than by will or by the laws of descent and distribution. If a Grantee is married on the date an Award is granted, and if the Grantee so requests, book entry-record shall be made (or the share certificates issued shall be registered) in the name of the Grantee and the Grantee's spouse, jointly, with right of survivorship.

         (g) Listing and Registration of Shares. Each Award shall be subject to the requirement that, if at any time the Plan Administrator shall determine, in its discretion, that the listing, registration, or qualification of the Common Stock covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the vesting of Common Stock thereunder, or that action by PCC or by the Grantee should be taken in order to obtain an exemption from any such requirement, no shares of Common Stock shall be received pursuant to an Award, unless and until such listing, registration, qualification, consent, approval, or action shall have been effected, obtained, or taken under conditions acceptable to the Plan Administrator. Without limiting the generality of the foregoing, each Grantee or his legal representative or beneficiary may also be required to give satisfactory assurance that shares received pursuant to an Award will be held as an investment and not with a view to distribution, and certificates representing such shares may be legended accordingly.

         (h) Withholding and Use of Shares to Satisfy Tax Obligations. This
Section 13(h) shall not apply to the portion of an Award with respect to which the Grantee made an election to receive an Option pursuant to Section 8(a). The obligation of PCC to deliver Common Stock pursuant to any Award shall be subject to applicable federal, state and local tax withholding requirements. If the vesting of any Award is subject to the withholding requirements of applicable tax law, the Plan Administrator, in its discretion, may permit or require the Grantee to satisfy the federal, state and local withholding tax, in whole or in part, by electing to have PCC withhold shares of Common Stock subject to the Award (or by returning previously acquired shares of Common Stock to PCC). PCC may not withhold shares in excess of the number necessary to satisfy the minimum federal, state and local income tax withholding requirements. Shares of Common Stock shall be valued, for purposes of this paragraph, at their fair market value, determined under Section 2(k), with reference to the date the amount attributable to the vesting of the Award is includable in income by the Grantee under the Code (the "Vesting Date"). If shares of Common Stock acquired by the exercise of an ISO are used to satisfy the withholding requirement described above, such shares of Common Stock must have been held by the Grantee for a period of not less than the holding period described in Section 422(a)(1) of the Code as of the Vesting Date. The Plan Administrator shall adopt such withholding rules as it deems necessary to carry out the provisions of this paragraph.

         (i) Indemnification of Board and Plan Administrator. Without limiting any other rights of indemnification which they may have from Pegasus, the members of the Board, the Committee and the Management Committee shall be indemnified by PCC against all costs and expenses reasonably incurred by them in connection with any claim, action, suit, or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under, or in connection with, the Plan, or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by PCC) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment based upon a finding of willful misconduct or recklessness on their part. Upon the making or institution of any such claim, action, suit, or proceeding, the Board, Committee or Management Committee member shall notify PCC in writing, giving PCC an opportunity, at its own expense, to handle and defend the same before such Board, Committee or Management Committee member undertakes to handle it on his own behalf.

                                                                      Appendix D





                       PEGASUS COMMUNICATIONS CORPORATION
                        2001 EMPLOYEE STOCK PURCHASE PLAN

                      (As Amended Through Amendment No. 4)




[This document is a compilation of the Pegasus Communications Corporation 2001 Employee Stock Purchase Plan, as adopted effective March 28, 2001, and as it has been amended in part by four subsequent Amendments. This document is only a Working Copy of the Employee Stock Purchase Plan.]


               [The bracketed text in this Appendix D reflects the Plan as amended by Proposal 7, if Proposal 7 is approved.]

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----


1.     PURPOSE..............................................................D-3

2.     ADMINISTRATION.......................................................D-3

3.     ELIGIBILITY..........................................................D-3

4.     STOCK................................................................D-4

5.     GRANT OF OPTION......................................................D-4

6.     PARTICIPATION........................................................D-5

7.     EXERCISE OF OPTION...................................................D-6

8.     EMPLOYEE'S RIGHT TO ABANDON OPTION...................................D-7

9.     TERMS AND CONDITIONS OF OPTIONS......................................D-7

10.    INDEMNIFICATION OF COMMITTEE........................................D-10

11.    SUSPENSION OR AMENDMENT OF PLAN.....................................D-11

12.    TERMINATION OF PLAN.................................................D-11

13.    EFFECTIVE DATE OF PLAN..............................................D-11

14.    ABSENCE OF RIGHTS...................................................D-11

15.    APPLICATION OF FUNDS................................................D-12

16.    MISCELLANEOUS.......................................................D-12

                                                                    WORKING COPY
                                                                    ------------

                                  WORKING COPY
                                  ------------
                     (Incorporating Amendments 1 through 4)

                       PEGASUS COMMUNICATIONS CORPORATION
                        2001 EMPLOYEE STOCK PURCHASE PLAN


1.   PURPOSE

     This Pegasus Communications Corporation 2001 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Pegasus Communications Corporation (the "Company") and any "subsidiary corporation" of the Company (as defined in section 424(f) of the Internal Revenue Code of 1986, as amended (the "Code")) so that they may acquire a, or increase their, proprietary interest in the success of the Company. It is intended that options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan," within the meaning of section 423 of the Code.

2.   ADMINISTRATION

     The Plan shall be administered by a committee (the "Committee") appointed by the Compensation Committee of the Company. Each member of the Committee, while serving as such, shall be deemed to be acting in his capacity as an employee of the Company.

     Acts approved by a majority of the Committee at a meeting at which a quorum is present, or acts without a meeting reduced to or approved in writing by a majority of the Committee, shall be the valid acts of the Committee. The Committee shall have the authority to establish and rescind, from time to time, such rules and regulations, not inconsistent with the provisions of this Plan, for the proper administration of this Plan and options granted hereunder, and to make such determinations and interpretations under or in connection with this Plan as it deems necessary or advisable. The Committee may correct any defect, supply any omission and reconcile any inconsistency in this Plan or in any option granted hereunder in the manner and to the extent it shall deem desirable. All such rules, regulations, determinations and interpretations shall be binding and conclusive upon the Company and its subsidiary corporations, officers and employees (including former officers and employees) of the Company and any subsidiary corporation, and upon their respective legal representatives, beneficiaries, successors and assigns and upon all other persons claiming under or through any of them. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. Any and all authority of the Committee may be delegated by the Committee to a "plan administrator."

3.   ELIGIBILITY

         (a) General Rule. Except as provided in paragraph (b) below and subject to Section 9(e), each employee of the Company or a subsidiary corporation who has completed at least 30 days' employment with the Company or a subsidiary corporation shall be eligible for option grants described in Section 5.

         (b) Exception. In no event may an employee be granted an option if such employee, immediately after the option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its "parent corporation" (as defined in section 424(e) of the Code) (if any) or of a subsidiary corporation (if any). For purposes of determining stock ownership under this paragraph (b) the rules of section 424(d) of the Code (relating to attribution of stock ownership) shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

4.   STOCK

     The aggregate number of shares of Common Stock which may be issued under options shall not exceed 300,000 (which number gives effect to the December 31, 2002 reverse stock split); provided that such number shall be adjusted if required by Section 9(h). ["Common Stock" shall mean (a) effective June 6, 2003, shares of the Company's authorized but unissued or reacquired $.01 par value Class A common stock or shares of the Company's authorized but unissued or reacquired non-voting common stock, as determined by the Compensation Committee of the Company, and (b) prior to June 6, 2003, shares of the Company's authorized but unissued or reacquired $.01 par value Class A common stock.]

5.   GRANT OF OPTION

         (a) Grant of Option. Options shall be granted as of July 2, 2001 (or such later date as determined by the Committee), and as of the first business day of each subsequent calendar quarter (the "Grant Dates"). Each employee who meets the eligibility requirements of Section 3 shall be granted an option on the first Grant Date coinciding with or immediately following the date he becomes an eligible employee, and on each succeeding Grant Date, provided he continues to meet the eligibility requirements of Section 3. The term of each option shall be three calendar months (i.e., each January 1 to March 31, April 1 to June 30, July 1 to September 30, and October 1 to December 31) (the "Option Terms"). Each Option Term is a "Purchase Period" the last business day of which the employee may purchase shares, provided the employee elects to participate in the Plan as set forth in Section 6.

         (b) Aggregate Purchase Price of Shares Purchasable Under Option. Subject to the limitation described in paragraph (d) below, an employee shall have the right to purchase shares of Common Stock under an option granted to the employee under paragraph (a) above with an aggregate purchase price of up to 10 percent of the employee's basic or regular rate of compensation paid during such Purchase Period. For purposes of this Plan, "basic or regular rate of compensation" shall mean an employee's remuneration from the Company and its subsidiary corporations, excluding any bonuses or overtime.

         (c) Number of Shares Purchasable Under Option. Subject to the limitation described in paragraph (d) below, the maximum number of shares actually purchasable by the employee for a Purchase Period shall equal the number determined by dividing (i) 10 percent of the employee's basic or regular rate of compensation paid during such Purchase Period by (ii) the exercise price of the option per share of Common Stock. The per share exercise price of an option shall be the lesser of (i) 85 percent of the per share "fair market value" (as determined in Section 9(b)) of the Common Stock as of the Grant Date for the Purchase Period, or (ii) 85 percent of the per share fair market value of the Common Stock as of the last business day of such Purchase Period. In the event the formula set forth above results in a fractional share for any Purchase Period ending prior to July 1, 2001, the maximum number of shares which may be purchased shall be decreased to the next lower whole number. If the aggregate number of shares subject to options under the formula set forth above exceeds the aggregate number of shares of Common Stock specified in Section 4, the Committee shall adjust such options on a pro rata basis so that the aggregate number of shares subject to options does not exceed such specified number of shares.

         (d) Limitation on Number of Shares Purchasable Under Option. Notwithstanding paragraphs (b) and (c) above, the aggregate number of whole shares of Common Stock purchasable under an option for an Option Term shall not exceed 150 percent of the number of shares of Common Stock determined by dividing 10 percent of the employee's basic or regular rate of compensation projected, as of the beginning of the Option Term, to be paid during the Option Term by 85 percent of the per share fair market value of the Common Stock as of the Grant Date for the Option Term, and shall be subject to the limitations described in Sections 9(e) and 9(k).

6.   PARTICIPATION

         (a) Payroll Deductions. An eligible employee may elect to participate in the Plan by making payroll deductions (as a whole percentage of his basic or regular rate of compensation each pay, subject to the limits set forth in paragraph (b) below) for each Purchase Period in which he is eligible to participate. Payroll deduction agreements must be received by the Company before the commencement of a Purchase Period in accordance with procedures established by the Committee. Payroll deductions under an employee's payroll deduction agreement shall commence as of the first payroll paid in the Purchase Period first beginning after the employee's submission of his payroll deduction agreement, and shall continue from Purchase Period to Purchase Period until the employee's employment terminates, subject to the employee's right to abandon his option for a Purchase Period under Section 8. Notwithstanding the preceding sentence, an employee may elect to begin or terminate his payroll deductions, or to increase or decrease his rate of payroll deductions, for the immediately following Purchase Period by submitting a new payroll deduction agreement to the Company before the commencement of such Purchase Period in accordance with procedures established by the Committee.

         (b) Payroll Deduction Limit. The maximum total payroll deductions for any employee for a Purchase Period may not exceed 10 percent of the employee's basic or regular rate of compensation (as defined in Section 5(b)) paid during the Purchase Period.

         (c) General Assets; Taxes; No Interest. All payroll deductions made for an employee shall be credited to his account as of the payday as of which the deduction is made. All payroll deductions shall be held by the Company (or by a designated subsidiary corporation as agent for the Company). All such contributions shall be held as part of the general assets of the Company, and shall not be held in trust or otherwise segregated from the Company's general assets. No interest shall be paid or accrued on any such contributions. Each employee's right to the contributions credited to his account shall be that of a general and unsecured creditor of the Company. The Company and each subsidiary corporation shall have the right to make such provisions as it deems necessary or appropriate to satisfy any tax laws with respect to purchases of shares under this Plan.

         (d) Termination of Employment; Automatic Refund. The balance credited to the account of an employee shall be automatically refunded in full (without interest) if his status as an employee of the Company and all subsidiary corporations terminates for any reason whatsoever during a Purchase Period. Such refund shall be made as soon as practicable after the Committee has actual notice of any such termination. Whether an authorized leave of absence for military or governmental service shall constitute a termination of employment for the purposes of the Plan shall be determined by the Committee in accordance with applicable law, which determination, unless modified by the Board (in accordance with applicable law), shall be final and conclusive.

         (e) Participation after Abandonment. Each employee who has satisfied the eligibility requirements of Section 3 but who has elected to abandon (or, as described in paragraph (g) below, is deemed to have abandoned) his option in accordance with Section 8 for an Option Term, shall be granted an option in accordance with Section 5 in subsequent Option Terms, provided he continues to meet the eligibility requirements of Section 3. However, such employee must submit a new payroll deduction agreement under paragraph (a) above in order to begin payroll deductions for a subsequent Option Term.

         (f) No Contract to Purchase. Electing to make payroll deductions in any Purchase Period will not constitute a contract to purchase any of the shares of Common Stock purchasable under the option.

         (g) Waiver of Rights. An employee who fails to elect to participate in the Plan for a Purchase Period in the manner and within the time provided under paragraph (a) above shall be deemed to have abandoned the option granted to him that is purchasable in such Purchase Period and shall have no further rights under the Plan with respect to such abandoned option.

7.   EXERCISE OF OPTION

         (a) Method of Exercise. Unless the employee has abandoned his option in accordance with Section 8(a) (or is deemed to have abandoned his option under Section 6(g)), as of the last business day of a Purchase Period, the employee will be deemed to have exercised his option for such number of full and fractional shares of Common Stock as his accumulated payroll deductions shall be sufficient to pay for in full, subject to the limitations of Section 5(d).

         (b) Issuance of Stock Certificates. A certificate will be issued, upon request of the employee, for the number of full shares of Common Stock purchased upon the exercise of his option.

         (c) Return of Excess Payroll Deductions for Purchase Periods Ending Prior to July 1, 2001. For Purchase Periods ending prior to July 1, 2001, any payroll deductions remaining after the employee exercises his option for a Purchase Period by reason of the inability to purchase a fractional share shall be carried forward to the next Purchase Period.

8.   EMPLOYEE'S RIGHT TO ABANDON OPTION

         (a) Abandonment of Option. An employee may elect to abandon his option for any Purchase Period and withdraw any payroll deductions already made for the Purchase Period under the Plan by providing notice to the Company. However, in order for such abandonment to be effective for the Purchase Period, the employee's notice must be received by the Company prior to the last business day of the Purchase Period in accordance with procedures established by the Committee. All of such employee's payroll deductions will be refunded to him as soon as practicable after the Company receives the employee's notice of withdrawal, and no further payroll deductions will be made from the employee's pay until the employee completes a new payroll deduction agreement in accordance with Section 6(a) for a subsequent Purchase Period. As to any shares so abandoned, the employee shall have no further option or right of any nature at any subsequent time.

         (b) No Effect on Later Participation. An employee's abandonment of an option for a Purchase Period will not have any effect upon his eligibility to participate in the Plan for subsequent Purchase Periods.

9.   TERMS AND CONDITIONS OF OPTIONS

     Stock options granted pursuant to the Plan may be evidenced by agreements in such form as the Committee may prescribe, provided that all employees granted such agreements shall have the same rights and privileges (except as otherwise required by Section 5), and provided further that such agreements shall comply with and be subject to the terms and conditions set forth below.

         (a) Number [and Type] of Shares. Each option shall state the formula set forth in Section 5 pursuant to which the maximum and ultimate number of shares are determined [and the type or class of shares subject to the option].

         (b) Option Price. The per share exercise price of an option shall be determined in the manner set forth in Section 5(c). In making such determination, the per share "fair market value" of a share of Common Stock shall mean [(i)] the closing price of the Common Stock on a registered securities exchange or on an over-the-counter market on the business day the option is granted or exercised (whichever is applicable) on which the Common Stock traded[, or (ii) if (i) is not applicable, then such other method of determining fair market value as shall be authorized by the Code or the rules and regulations thereunder and adopted by the Committee].

         (c) Medium and Time of Payment. The exercise price of an option shall be payable in United States dollars upon the exercise of the option and shall be payable only by accumulated payroll deductions made in accordance with Section 6.

         (d) Term of Option. No option may be exercised after the end of the Option Term in which the option was granted.

         (e) Accrual Limitation. No option shall permit the rights of an employee to purchase stock under all employee stock purchase plans, intended to qualify under section 423 of the Code, of the Company and its parent corporation (if any) and subsidiary corporations to accrue at a rate which exceeds $25,000 in fair market value of such stock (determined at the time options are granted) for each calendar year in which the option is outstanding at any time. For purposes of this paragraph (e), (x) the right to purchase Common Stock under an option accrues when the option (or any portion thereof) first becomes exercisable during the calendar year; (y) the right to purchase Common Stock under an option accrues at the rate provided in the option but in no case may such rate exceed $25,000 of fair market value of such Common Stock (determined on the Grant Date of such option) for any one calendar year; and (z) a right to purchase Common Stock which has accrued under one option granted pursuant to the Plan may not be carried over to any other option.

         (f) Designation of Beneficiary. An eligible employee may designate a beneficiary (i) who shall receive the balance credited to his account if the employee dies before the end of a Purchase Period, and (ii) who shall receive the shares of Common Stock, if any, purchased for the employee under this Plan if the employee dies after the end of a Purchase Period but before either the certificate representing such shares has been issued or a book-entry record of such shares has been made with the Company's share transfer agent. Such designation may be revised in writing at any time by the employee by filing an amended designation, and his revised designation shall be effective at such time as the Committee receives such amended designation. If a deceased employee failed to designate a beneficiary, or if no person so designated survives an employee, or if, after checking his last known mailing address, the whereabouts of the person so designated are unknown, then the employee's estate shall be treated as his designated beneficiary under this paragraph.

         (g) Nontransferability. Except as provided in paragraph (f) above, neither payroll deductions made by an employee, nor any rights with regard to the exercise of an option or to receive stock, nor any rights to a return of payroll deductions under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the employee or by his beneficiary. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect. An option may be exercised during the employee's lifetime only by the employee.

         (h) Change in Capital Structure. Subject to any required action by the stockholders, the number [and the type or class] of shares of Common Stock that may be issued under the Plan, the number [and the type or class] of shares of Common Stock covered by each outstanding option, and the price per share thereof in each such option, shall be adjusted, as may be deemed appropriate by the Committee, to reflect any stock dividend, stock split, spin-off, share combination, or similar change in the capitalization of the Company; provided, however, that no such adjustment shall be made if such adjustment would constitute a modification of an option under section 424(h) of the Code, unless the employee consents to such adjustment. In the event any such change in capitalization cannot be reflected in a straight mathematical adjustment of the number of shares issuable upon the exercise of outstanding options (and a straight mathematical adjustment of the exercise price thereof), the Committee shall make such adjustments as are appropriate to reflect most nearly such straight mathematical adjustment.

         Subject to any required action by the stockholders, in the event of a corporate transaction such as a merger, consolidation, or acquisition of property or stock, the Committee, in its discretion, may either (i) cause each outstanding option to apply to the securities to which a holder of the number of shares of Common Stock subject to the option would have been entitled, or (ii) cause each outstanding option to terminate, provided that each employee granted an option under this Plan shall, in such event, have the right immediately prior to such merger or consolidation in which the Company is not the surviving corporation, to exercise his option to the extent of his accumulated payroll deductions. In the event of the dissolution or liquidation of the Company, the Committee shall cause each outstanding option to terminate, provided that each employee granted an option under this Plan shall, in such event, have the right immediately prior to such dissolution or liquidation, to exercise his option to the extent of his accumulated payroll deductions.

         In the event of a change in the Common Stock of the Company as presently constituted which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

         To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive, provided that each option granted pursuant to this Plan shall not be adjusted in a manner that causes the option to fail to continue to qualify as an option issued pursuant to an "employee stock purchase plan" within the meaning of section 423 of the Code, or cause a modification within the meaning of section 424(h) of the Code.

         Except as expressly provided in this paragraph (h), an employee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the option.

         The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         (i) Rights as a Stockholder. An employee or his beneficiary shall have no rights as a stockholder with respect to any shares of Common Stock covered by his option until the date the option is exercised in accordance with the terms of the Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities, or other property) or distributions or other rights for which the record date is prior to the earlier of the date such stock certificate is issued or book-entry record of the shares is made (except as provided in paragraph (h) above).

         (j) Investment Purpose. Each option under the Plan shall be granted on the condition that the purchases of Common Stock thereunder shall be for investment purposes and not with a view to resale or distribution; provided, however, that such condition shall not be applicable (1) in the event the Common Stock subject to such option is registered under the Securities Act of 1933, as amended; (2) in the event a resale of such stock without such registration would otherwise be permissible; or (3) if, in the opinion of counsel for the Company, such condition is not required under the Securities Act of 1933 or any other applicable law, regulation or rule of any governmental agency.

         (k) Adjustment in Number of Shares Exercisable. If the aggregate number of shares to be purchased under options granted under the Plan exceeds the aggregate number of shares of Common Stock specified in Section 4 (after deduction of all shares that have been purchased under Section 7(a)), the Committee shall make a pro rata allocation of the shares available for distribution so that the limit of Section 4 is not exceeded, and the balance of payroll deductions made by each participating employee shall be returned to him as promptly as possible.

         (l) Delivery. A book-entry record of the shares of Common Stock purchased by each employee shall be maintained by the Company's share transfer agent and no certificates shall be issued for such shares except to the extent that an employee specifically so requests. Notwithstanding the foregoing, when a refund is made to an employee pursuant to Section 6(d), certificates shall be delivered to or for all shares then held for the employee under the Plan. A share certificate delivered to an employee shall be registered in his name or, if the employee so elects and if permissible under applicable law, in the names of the employee and one such other person as may be designated by the employee, as joint tenants with rights of survivorship. However, (i) no share certificate representing a fractional share shall be delivered to an employee or to an employee and any other person, (ii) cash equal to the fair market value of an employee's fractional share shall be distributed (when an employee requests a distribution of certificates for all of the shares held for him) in lieu of such fractional share, and (iii) the Committee shall have the right to charge an employee for registering shares in the name of the employee and any other person. No employee (or any person who makes a claim for, on behalf of, or in place of an employee) shall have any interest in any shares under this Plan until they have been reflected in the book-entry record maintained by the share transfer agent or the certificate for such shares has been issued.

         (m) Other Provisions. The option agreements authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, provided that no such provision may in any way be in conflict with the terms of the Plan.

10.  INDEMNIFICATION OF COMMITTEE

     Members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such Committee member is liable for gross negligence or misconduct in the performance of his duties.

11.  SUSPENSION OR AMENDMENT OF PLAN

     The Board or the Compensation Committee of the Company may, to the extent permitted by law, from time to time, suspend or amend the Plan in any respect whatsoever except that no such amendment may permit the granting of options under this Plan to persons other than employees of the Company, its parent corporation (if any) or a subsidiary corporation, or otherwise cause options issued under it to fail to meet the requirements of section 423 of the Code. Furthermore, the Plan may not, without the approval of a majority of the votes cast at a duly held stockholders' meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the Plan, be amended in any manner that will change the number of shares subject to the Plan or change the employees (or class of employees) eligible to receive options under the Plan.

12.  TERMINATION OF PLAN

     This Plan shall continue in effect on a year-to-year basis unless terminated by the Board. The Board or the Compensation Committee may terminate the Plan at any time and for any reason. In any event, the Plan shall, without further action of the Board or the Compensation Committee, terminate at such time as the total number of shares reserved for purchase under the Plan has been distributed.

13.  EFFECTIVE DATE OF PLAN

     The Plan became effective on March 28, 2001 (the date of adoption of the Plan by the Compensation Committee of the Board), and was approved by the stockholders of the Company on April 27, 2001.

14.  ABSENCE OF RIGHTS

     The granting of an option to a person shall not entitle that person to continued employment by the Company or a subsidiary corporation or affect the terms and conditions of such employment. The Company and any subsidiary corporation shall have the absolute right, in their discretion, to terminate an employee's employment, whether or not such termination may result in a partial or total termination of his option under this Plan.

15.  APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options will be used for general corporate purposes.

16.  MISCELLANEOUS

         (a) Provisions of Plan Binding. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each employee participating in the Plan, including, without limitation, such employee's estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy, or representative of creditors of such employee.

         (b) Applicable Law. Delaware law (without reference to the principles of conflicts of law) shall govern all matters relating to this Plan except to the extent it is superseded by federal law.

         (c) Consistent Treatment. All rules and determinations of the Committee in the administration of the Plan shall be uniformly and consistently applied to all persons in similar circumstances.

         (d) Employment. The right to participate in this Plan shall not constitute an offer of employment and no election to participate in this Plan shall constitute an employment agreement for an employee. Any such right or election shall have no bearing whatsoever on the employment relationship between an employee and any other person. Finally, no employee shall be induced to participate in this Plan, or shall participate in this Plan, with the expectation that such participation will lead to employment or continued employment.

                                                                      Appendix E



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 10-Q

  (X) QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 For the quarterly period ended March 31, 2003

                                       OR

  ( ) TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
         For the transition period from__________ to __________

                         Commission File Number 0-32383
                                                -------

                       PEGASUS COMMUNICATIONS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                  Delaware                                 23-3070336
                  --------                                 ----------
         (State or other jurisdiction of                 (IRS Employer
          incorporation or organization)             Identification Number)

         c/o Pegasus Communications Management Company;
         225 City Line Avenue, Suite 200, Bala Cynwyd, PA         19004
         ------------------------------------------------         -----
                  (Address of principal executive offices)      (Zip code)

         Registrant's telephone number, including area code: (888) 438-7488
                                                             --------------

         Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes /X/ No __

         Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Exchange Act). Yes__ No /X/

         Number of shares of each class of the registrant's common stock outstanding as of May 9, 2003:

           Class A, Common Stock, $0.01 par value                 4,758,481
           Class B, Common Stock, $0.01 par value                   916,380
           Non-Voting Common Stock, $0.01 par value                       -

                       PEGASUS COMMUNICATIONS CORPORATION

                                    Form 10-Q
                                Table of Contents
                  For the Quarterly Period Ended March 31, 2003


                                                                                          Page
PART I.  FINANCIAL INFORMATION

         Item 1.           Financial Statements

                           Condensed Consolidated Balance Sheets
                             March 31, 2003 and December 31, 2002                         E-4

                           Consolidated Statements of Operations and Comprehensive Loss
                             Three months ended March 31, 2003 and 2002                   E-5

                           Condensed Consolidated Statements of Cash Flows
                             Three months ended March 31, 2003 and 2002                   E-6

                           Notes to Consolidated Financial Statements                     E-7

         Item 2.           Management's Discussion and Analysis of Financial
                             Condition and Results of Operations                         E-19

         Item 3.           Quantitative and Qualitative Disclosures About Market Risk    E-28

         Item 4.           Controls and Procedures                                       E-29

PART II.  OTHER INFORMATION

         Item 1.           Legal Proceedings                                             E-30

         Item 3.           Defaults Upon Senior Securities                               E-30

         Item 6.           Exhibits and Reports on Form 8-K                              E-31

         Signatures                                                                      E-32

         Certifications

PART I.  FINANCIAL INFORMATION

ITEM 1.    FINANCIAL STATEMENTS

                       Pegasus Communications Corporation
                      Condensed Consolidated Balance Sheets

                                 (In thousands)

                                                                                    March 31,           December 31,
                                                                                       2003                 2002
                                                                                 -----------------     ----------------
                                                                                              (unaudited)
Currents assets:
   Cash and cash equivalents                                                           $    52,564         $     59,814
   Accounts receivable, net
     Trade                                                                                  21,671               27,238
     Other                                                                                  10,821                9,521
   Deferred subscriber acquisition costs, net                                               14,242               15,706
   Prepaid expenses                                                                          6,396                8,204
   Other current assets                                                                      7,332                7,730
                                                                                 -----------------     ----------------
     Total current assets                                                                  113,026              128,213
Property and equipment, net                                                                 84,905               85,062
Intangible assets, net                                                                   1,705,091            1,737,584
Other noncurrent assets                                                                    153,638              159,929
                                                                                 -----------------     ----------------

   Total                                                                               $ 2,056,660         $  2,110,788
                                                                                 =================     ================

Current liabilities:
   Current portion of long term debt                                                   $     3,931         $      5,752
   Accounts payable                                                                         13,181               16,773
   Accrued interest                                                                         22,213               35,526
   Accrued programming fees                                                                 56,915               57,196
   Accrued commissions and subsidies                                                        40,277               40,191
   Other accrued expenses                                                                   32,991               32,692
   Other current liabilities                                                                 6,846                7,201
                                                                                 -----------------     ----------------
     Total current liabilities                                                             176,354              195,331
Long term debt                                                                           1,286,681            1,283,330
Other noncurrent liabilities                                                                45,030               46,169
                                                                                 -----------------     ----------------
   Total liabilities                                                                     1,508,065            1,524,830
                                                                                 -----------------     ----------------

Commitments and contingent liabilities  (see Note 13)
Redeemable preferred stocks                                                                212,374              209,211
Reedemable preferred stock of subsidiary                                                   100,018               96,526
Minority interest                                                                            2,343                2,157
Common stockholders' equity:
   Common stock                                                                                 61                   61
   Other common stockholders' equity                                                       233,799              278,003
                                                                                 -----------------     ----------------
     Total common stockholders' equity                                                     233,860              278,064
                                                                                 -----------------     ----------------

   Total                                                                               $ 2,056,660         $  2,110,788
                                                                                 =================     ================

           See accompanying notes to consolidated financial statements

                       Pegasus Communications Corporation
          Consolidated Statements of Operations and Comprehensive Loss
                    (In thousands, except per share amounts)

                                                                           Three Months Ended March 31,
                                                                             2003               2002
                                                                        -----------------------------------
                                                                                   (unaudited)
Net revenues:
   DBS                                                                      $205,546           $214,724
   Broadcast and other operations                                              7,572              7,005
                                                                        ----------------   ----------------
     Total net revenues                                                      213,118            221,729
Operating expenses:
   DBS
     Programming                                                              93,256             96,318
     Other subscriber related expenses                                        44,675             51,741
                                                                        ----------------   ----------------
       Direct operating expenses (excluding depreciation and                 137,931            148,059
         amortization shown below)
     Promotions and incentives                                                 2,878              1,743
     Advertising and selling                                                   5,726              8,301
     General and administrative                                                6,373              7,917
     Depreciation and amortization                                            41,986             39,450
                                                                        ----------------   ----------------
       Total DBS                                                             194,894            205,470
   Broadcast and other operations (including depreciation and
     amortization of $754 for 2003 and $919 for 2002)                          7,831              7,482
   Corporate and development expenses (including depreciation and
     amortization of $4,065 for 2003 and $7,943 for 2002)                      8,084             13,487
   Other operating expenses, net                                               8,010              9,465
                                                                        ----------------   ----------------
     Loss from operations                                                     (5,701)           (14,175)
Interest expense                                                             (36,551)           (36,052)
Interest income                                                                  150                218
Other nonoperating income, net                                                 1,354              1,126
                                                                        ----------------   ----------------
      Loss before equity in affiliates, income taxes, and
        discontinued operations                                              (40,748)           (48,883)
Equity in (losses) earnings of affiliates                                     (3,122)               176
Net benefit for income taxes                                                  (2,729)           (18,351)
                                                                        ----------------   ----------------
     Loss before discontinued operations                                     (41,141)           (30,356)
Discontinued operations:
  Income (loss) from discontinued operations (including gain on disposal of
    $7,639 in 2003), net of income tax (expense) benefit
    of $(2,729) and $849, respectively                                         4,454             (1,384)
                                                                        ----------------   ----------------

     Net loss                                                                (36,687)           (31,740)

Other comprehensive loss:
  Unrealized loss on marketable equity securities, net of income tax
    benefit of $1,315                                                              -             (2,146)
                                                                        ----------------   ----------------
     Comprehensive loss                                                     $(36,687)          $(33,886)
                                                                        ================   ================
Basic and diluted per common share amounts:

  Loss from continuing operations, including $6,656 and $7,989,             $  (8.38)          $  (6.42)
    respectively, representing preferred stock dividends and accretion
  Discontinued operations                                                       0.78              (0.23)
                                                                        ----------------   ----------------
   Net loss applicable to common shares                                     $  (7.60)          $ (6.65)
                                                                        ================   ================
   Weighted average number of common shares outstanding                         5,706             5,970
                                                                        ================   ================

           See accompanying notes to consolidated financial statements

                       Pegasus Communications Corporation
                 Condensed Consolidated Statements of Cash Flows
                                 (In thousands)

                                                                                   Three Months Ended March 31,
                                                                                   2003                     2002
                                                                            --------------------     -------------------
                                                                                            (unaudited)

Net cash used by operating activities                                            $     (7,972)           $      (4,691)
                                                                            --------------------     -------------------

Cash flows from investing activities:
   DBS equipment capitalized                                                           (5,384)                  (6,039)
   Other capital expenditures                                                            (600)                  (1,408)
   Proceeds from sale of broadcast station                                             10,965                        -
   Other                                                                                   98                        -
                                                                            --------------------     -------------------
Net cash provided by (used for) investing activities                                    5,079                   (7,447)
                                                                            --------------------     -------------------

Cash flows from financing activities:
   Repayments of term loan borrowings                                                    (846)                    (687)
   Repayment of revolving credit facility                                                   -                  (80,000)
   Repayments of other long term debt                                                  (2,278)                  (5,879)
   Purchases of common stock                                                           (1,223)                       -
   Redemption of preferred stock                                                            -                   (5,717)
   Other                                                                                  (10)                    (289)
                                                                            --------------------     -------------------
Net cash used for financing activities                                                 (4,357)                 (92,572)
                                                                            --------------------     -------------------

Net decrease in cash and cash equivalents                                              (7,250)                (104,710)
Cash and cash equivalents, beginning of year                                           59,814                  144,673
                                                                            --------------------     -------------------
Cash and cash equivalents, end of period                                         $     52,564            $      39,963
                                                                            ====================     ===================


           See accompanying notes to consolidated financial statements

                       PEGASUS COMMUNICATIONS CORPORATION
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   General

         All references to "we," "us," and "our" refer to Pegasus Communications Corporation, together with its direct and indirect subsidiaries. "PCC" refers to Pegasus Communications Corporation individually as a separate entity. "PSC" refers to Pegasus Satellite Communications, Inc., one of our direct wholly owned subsidiaries. "PDC" refers to Pegasus Development Corporation, another of our direct wholly owned subsidiaries. "PM&C" refers to Pegasus Media & Communications, Inc., a wholly owned subsidiary of PSC. "DBS" refers to direct broadcast satellite. Other terms used are defined as needed where they first appear.

Significant Risks and Uncertainties

         We have a history of losses principally due to the substantial amounts incurred for interest expense and noncash depreciation and amortization.

         We are highly leveraged. At March 31, 2003, we had a combined carrying amount of long term debt, including the portion that is current, and redeemable preferred stock outstanding of $1.6 billion. Our high leverage makes us more vulnerable to adverse economic and industry conditions and limits our flexibility in planning for, or reacting to, changes in our business and the industries in which we operate. Our ability to make payments on and to refinance indebtedness and redeemable preferred stock outstanding and to fund operations, planned capital expenditures, and other activities and to fund preferred stock requirements depends on our ability to generate cash in the future. Our ability to generate cash depends on the success of our business strategy, prevailing economic conditions, regulatory risks, competitive activities by other parties, equipment strategies, technological developments, level of programming costs and subscriber acquisition costs ("SAC"), levels of interest rates, and financial, business, and other factors that are beyond our control. We cannot assure that our business will generate sufficient cash flow from operations or that alternative financing will be available to us in amounts sufficient to fund the needs previously specified. Our indebtedness and preferred stock contain numerous covenants that, among other things, generally limit the ability to incur additional indebtedness and liens, issue other securities, make certain payments and investments, pay dividends, transfer cash, dispose of assets, and enter into other transactions, and impose limitations on the activities of our subsidiaries. Failure to make debt payments or comply with covenants could result in an event of default that, if not cured or waived, could have a material adverse effect on us.

         For the three months ended March 31, 2003 and 2002, the DBS business had income from operations of $10.7 million and $9.3 million, respectively. We attribute the improvement in the current year to our DBS business strategy. Continued improvement in results from operations will in large part depend upon our obtaining a sufficient number of quality subscribers, retention of these subscribers for extended periods of time, and improving margins from them. While our DBS business strategy has resulted in an increase in income from operations, it has also resulted in decreases in the number of subscribers for the three months ended March 31, 2003 and a decrease in DBS net revenues for the three months ended March 31, 2003 compared to the three months ended March 31, 2002. In the near term, our DBS business strategy may result in further decreases in the number of our DBS subscribers and our DBS net revenues when compared to prior periods, but we believe that our results from operations for the DBS business will not be significantly impacted. We cannot make any assurances that this will be the case, however. If a disproportionate number of subscribers churn relative to the number of quality subscribers we enroll, we are not able to enroll a sufficient number of quality subscribers, and/or we are not able to maintain adequate margins from our subscribers, our results from operations may not improve or improved results that do occur may not be sustained.

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


         We have not declared or paid the quarterly dividends on PCC's Series C preferred stock after January 31, 2002, the annual dividends on PCC's Series D and E preferred stocks that were payable January 1, 2003, and the semiannual dividends on PSC's 12-3/4% series preferred stock after January 1, 2002. See Notes 3 and 4 for further information.

         We have received notice of redemption from holders for $10.0 million of the Series E preferred stock after the dividends on the Series C preferred stock became in arrears. Additionally, in February 2003, $6.1 million of outstanding liquidation value, excluding accrued dividends, for Series D preferred stock became eligible for redemption by holders. We are not permitted nor obligated to redeem the shares of Series D and E while dividends on the Series C preferred stock, which is senior to these series, are in arrears. Under these circumstances, our inability to redeem Series D and E shares is not an event of default. See Note 3 for further information.

         We are involved in significant litigation. See Note 13 for further information.

2.   Basis of Presentation

         The unaudited financial statements herein include the accounts of PCC and all of its subsidiaries on a consolidated basis. All intercompany transactions and balances have been eliminated. The balance sheets and statements of cash flows are presented on a condensed basis. These financial statements are prepared in accordance with the instructions to Form 10-Q and Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles in the United States of America for complete financial statements. The financial statements reflect all adjustments consisting of normal recurring items that, in our opinion, are necessary for a fair presentation, in all material respects, of our financial position and the results of our operations and comprehensive loss and our cash flows for the interim period. The interim results of operations contained herein may not necessarily be indicative of the results of operations for the full fiscal year. Prior year amounts have been reclassified where appropriate to conform to the current year classification for comparative purposes.

         We account for stock options and restricted stock issued using the intrinsic value method. The following table illustrates the estimated pro forma effect on our net loss and basic and diluted per common share amounts for net loss applicable to common shares if we had applied the fair value method in recognizing stock based employee compensation (in thousands, except per share amounts):

                                                                                     Three Months
                                                                                   Ended March 31,
                                                                                 2003            2002
                                                                             -------------   -------------
Net loss, as reported                                                          $(36,687)       $(31,740)
Stock based employee compensation expense, net of income tax, determined
   under fair value method                                                         (852)           (623)
                                                                             -------------   -------------
Net loss, pro forma                                                            $(37,539)       $(32,363)
                                                                             =============   =============
Basic and diluted per common share amounts (see Note 8):
Net loss applicable to common shares, as reported                                $(7.60)         $(6.65)
Net loss applicable to common shares, pro forma                                   (7.75)          (6.76)

         No actual stock based employee compensation expense had been recorded within the periods included the table.

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3.   Redeemable Preferred Stocks

         The increase in the aggregate carrying amount from December 31, 2002 to March 31, 2003 was due to dividends accrued during the period.

         At the discretion of our board of directors as permitted by the certificate of designation for the 6-1/2% Series C convertible preferred stock ("Series C"), our board of directors has not declared or paid any of the scheduled quarterly dividends for this series after January 31, 2002. Dividends not declared accumulate in arrears until later declared and paid. Dividends in arrears on Series C accrue without interest. The total amount of dividends in arrears on Series C at March 31, 2003 was $11.7 million. An additional $2.9 million of dividends payable on April 30, 2003 also were not declared or paid and became in arrears on that date. Unless full cumulative dividends in arrears have been paid or set aside for payment, PCC, but not its subsidiaries, may not, with certain exceptions, with respect to capital stock junior to or on a parity with Series C: 1) declare, pay, or set aside amounts for payment of future cash dividends or distributions, or 2) purchase, redeem, or otherwise acquire for value any shares.

         While dividends are in arrears on preferred stock senior to the Series D junior convertible participating ("Series D") and Series E junior convertible participating ("Series E") preferred stocks, our board of directors may not declare or pay dividends or redeem shares for these series. Series C preferred stock is senior to these series. Because dividends on the Series C preferred stock are in arrears, the annual dividends scheduled to be declared and paid for these series on January 1, 2003 of $500 thousand and $400 thousand, respectively, were not declared or paid and became in arrears on that date. Dividends not declared accumulate in arrears until later declared and paid. Dividends in arrears on Series D and E accrue without interest.

         We have received notice of redemption from holders for 10,000 shares of Series E preferred stock amounting to $10.0 million of outstanding liquidation value, excluding accrued dividends, after the dividends on the Series C preferred stock became in arrears. Additionally, in February 2003, 6,125 shares of Series D amounting to $6.1 million of outstanding liquidation value, excluding accrued dividends, became eligible for redemption by holders. We are not permitted nor obligated to redeem the shares of Series D and E while dividends on the Series C preferred stock, which is senior to these series, are in arrears. Under these circumstances, our inability to redeem Series D and E shares is not an event of default.

4.   Redeemable Preferred Stock of Subsidiary

         This represents PSC's 12-3/4% cumulative exchangeable preferred stock ("12-3/4% Series"). The increase in the carrying amount from December 31, 2002 to March 31, 2003 was due to dividends accrued during the period.

         At the discretion of our board of directors as permitted by the certificate of designation for this series, our board of directors has not declared or paid any of the scheduled semiannual dividends for this series after January 1, 2002. Dividends in arrears to unaffiliated parties at March 31, 2003 were $11.9 million, with accrued interest thereon of $875 thousand. Dividends not declared or paid accumulate in arrears and incur interest at a rate of 14.75% per year until later declared and paid. Unless full cumulative dividends in arrears on the 12-3/4% series have been paid or set aside for payment, PSC may not, with certain exceptions, with respect to capital stock junior to the series: 1) declare, pay, or set aside amounts for payment of future cash dividends or distributions, or 2) purchase, redeem, or otherwise acquire for value any shares.

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

5.   Common Stock

         The number of shares of PCC's Class A common stock at March 31, 2003 was 5,200,638 issued and 4,772,634 outstanding, and at December 31, 2002 was 5,173,788 issued and 4,842,744 outstanding. The change in the number of shares outstanding during the three months ended March 31, 2003 was as follows:

Shares issued for employee benefit and award plans              23,101
Shares issued upon exercise of stock options                     3,749
Shares repurchased                                             (96,960)

         The aggregate amount paid for the shares purchased during the three months ended March 31, 2003 was $1.2 million. An additional 42,700 shares have been purchased since March 31, 2003 for an aggregate of $805 thousand.

         In connection with amounts to be funded under a term loan commitment received by a newly formed subsidiary of PSC (see Note 7), up to 1.0 million warrants to purchase 1.0 million shares of nonvoting common stock of PCC may be issued by PCC at an exercise price of $16.00 per share. The number of shares that the warrants are exercisable for and the exercise price are subject to certain antidilution adjustments. Warrants issued would expire in seven years from the date of the initial issuance of warrants under this arrangement. In certain circumstances, the nonvoting common stock received upon exercise of the warrants may be exchanged for an equal number of shares of Class A common stock. Under this warrant arrangement, PCC has the obligation to repurchase or exchange, at its option, its marketable capital stock, as defined in the arrangement, for stock issued upon exercise of the warrants upon notice by holders of such stock. Closing and funding of the term loans has not yet occurred, thus no warrants have been issued.

         No dividends were declared or paid for common stocks during the three months ended March 31, 2003.

6.   Changes in Other Stockholders' Equity

         The change in other stockholders' equity from December 31, 2002 to March 31, 2003 consisted of (in thousands):

Net loss                                                            $(36,687)
Increase (decrease) to additional paid in capital for:
   Common stock issued                                                   363
   Preferred stock dividends accrued and accretion
     associated with preferred stocks                                 (6,656)
Common stock repurchased and held in treasury                         (1,224)

7.   Long Term Debt

         All principal amounts borrowed by PM&C under its revolving credit facility were repaid during the three months ended March 31, 2003. Letters of credit outstanding under the revolving credit facility, which reduce the availability thereunder, were $61.4 million at March 31, 2003. At March 31, 2003, the commitment for the revolving credit facility was permanently reduced as scheduled by the terms of the facility by $14.1 million to $154.7 million.

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The commitment is scheduled to be further reduced by $14.1 million on June 30, 2003. Availability under the revolving credit facility at March 31, 2003 was $93.3 million.

         PM&C repaid $688 thousand of principal outstanding under its term loan facility during the three months ended March 31, 2003 as scheduled, thereby reducing the total principal amount outstanding thereunder to $268.8 million. The weighted average variable rate of interest including applicable margins on principal amounts outstanding under the term loan facility was 4.8% and 5.3% at March 31, 2003 and December 31, 2002, respectively.

         PM&C repaid $158 thousand of principal outstanding under its incremental term loan facility during the three months ended March 31, 2003 as scheduled, thereby reducing the total principal amount outstanding thereunder to $62.7 million. The weighted average variable rate of interest including applicable margins on principal amounts outstanding under the incremental term loan facility was 4.8% and 5.3% at March 31, 2003 and December 31, 2002, respectively.

         In April 2003, a newly formed subsidiary of PSC entered into an agreement for a commitment for up to $100.0 million of original principal in term loan financing from a group of institutional lenders. The commitment expires on June 1, 2003, but may be extended to July 1, 2003. The commitment period in which funds may be drawn expires the later of December 31, 2003 or 180 days from the date that funds are initially drawn. If drawn, loans will have a six year term from the date that funds are initially drawn and an interest rate of 12.5% per annum, with 6% payable in cash quarterly and 6.5% to be accrued and added to principal and paid at loan maturity. Amounts borrowed that are repaid may not be reborrowed. Outstanding principal may be repaid prior to its maturity date, but principal repaid within three years will bear a premium as specified in the agreement. Proceeds of the funds drawn would be available to redeem or repurchase debt and equity securities, subject to certain conditions. Up to 1.0 million warrants to purchase 1.0 million shares of nonvoting common stock of PCC may be issued by PCC in connection with amounts funded under this commitment. Closing and funding of the term loans are subject to consent by lenders to PM&C's credit agreement.

         In May 2003, PSC issued $66.5 million principal amount of its 11-1/4% senior notes due January 2010 in exchange for an aggregate equivalent principal amount of its outstanding notes, consisting of $21.9 million principal amount of 9-5/8% senior notes due October 2005, $13.8 million principal amount of 12-3/8% senior notes due August 2006, $1.8 million principal amount of 9-3/4% senior notes due December 2006, and $29.0 million principal amount of 12-1/2% senior notes due August 2007. Interest accrued to the date of the exchange of $1.8 million on the notes received in the exchange was paid in cash. The principal effect of this exchange was to extend the maturity of $66.5 million of principal outstanding. The difference in the aggregate amount of interest expense to be incurred and cash interest to be paid resulting from this exchange is favorable but nominal through the date of the earliest maturity of the notes received in the exchange. The incremental aggregate interest expense to be incurred and cash interest to be paid after the maturity date of the respective notes received will be 11-1/4% of the principal amount of the notes issued. The terms and conditions of the 11-1/4% notes issued in the exchange are the same as those contained in the indenture for the notes of this series already outstanding.

8.   Per Common Share Amounts

         Basic and diluted per common share and related weighted average number of common share amounts were the same within each period reported because potential common shares were antidilutive and excluded from the computation due to our loss from continuing operations. The number of shares of potential common stock derived from convertible preferred stocks, warrants, and stock options at March 31, 2003 was 1.2 million.

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

         Dividends and accretion on preferred stocks adjust net income or loss and results from continuing operations to arrive at the amount applicable to common shares. Such amounts for the periods presented were as follows (in thousands):

                                 Three Months Ended
                                      March 31,
                                2003            2002
                             -----------    -------------
Accrued dividends            $  6,130           $10,406
Deemed dividends                                 (2,441)
Accretion                         526               24
                             -----------    -------------
                             $  6,656       $     7,989
                             ===========    =============

9.   Supplemental Cash Flow Information

         Significant noncash investing and financing activities were as follows (in thousands):

                                                                                     Three Months
                                                                                   Ended March 31,
                                                                                 2003            2002
                                                                             -------------   -------------
Preferred stock dividends accrued and accretion                                  $6,656        $ 7,989
Payment of 12-3/4% series preferred stock dividends with like kind shares             -         11,026
Payment of other preferred stock dividends with common stock                          -          5,207
Net change in other comprehensive loss                                                -          2,146

10.  Income Taxes

         In the first quarter 2003, we recorded an increase of $12.8 million to the valuation allowance recorded against the net deferred income tax asset balance at March 31, 2003. The increase to the valuation allowance was a charge to income taxes that partially offset income tax benefits provided by net operating losses in arriving at the net income tax benefit on the loss from continuing operations of $2.7 million. The net deferred income tax asset balance at March 31, 2003 was $55.4 million, offset by a valuation allowance in the same amount. A valuation allowance sufficient to bring the net deferred income tax asset balance to zero at March 31, 2003 was necessary because, based on our history of losses, it was more likely than not that the benefits of the net deferred income tax asset will not be realized. The effect of the valuation allowance lowered our overall effective income tax rate on continuing operations for the three months ended March 31, 2003 to 6.22%, compared to the overall effective income tax rate on continuing operations at December 31, 2002 of 17.04%.

11.  Dispositions

         In March 2003, we completed the sale of our Mobile, Alabama broadcast television station to an unaffiliated party for a purchase price of $11.5 million in cash. As of March 31, 2003, proceeds of the sale, net of costs related to the sale, were $11.0 million, and a gain on the sale of $7.6 million was recorded. Ultimate net proceeds from and gain on the sale are subject to later adjustment for contract termination costs and fees and other services related to the sale that are yet to be finalized. The operations for this station are classified as discontinued in the statement of operations and comprehensive loss for all periods presented.

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

         Prior to March 31, 2003, we had established our intent and ability to sell two of our broadcast television stations that are located in Mississippi to an unaffiliated party for an aggregate of $13.4 million in cash. The sale of the nonlicense assets and related liabilities of the stations closed on April 30, 2003. The sale and transfer of the license assets of the stations will occur upon approval by the Federal Communications Commission ("FCC") of this portion of the sale, which we expect to occur in the third quarter 2003. The aggregate proceeds received on April 30, 2003, net of costs of the sale, were $10.3 million. Gain or loss on the nonlicense assets and related liabilities portion of the sale is pending subject to final determination of the carrying amounts of assets and liabilities related to the sale. The operations of these stations are classified as discontinued in the statement of operations and comprehensive loss for all periods presented.

         In a separate but concurrent transaction to the sale of the Mississippi stations, we waived our rights under an option agreement to acquire a construction permit held by KB Prime Media and consented to the sale of the construction permit by KB Prime Media to an unaffiliated party. As consideration for our consent, we will receive an aggregate of $1.4 million upon the sale of the construction permit, of which $1.2 million was received on April 30, 2003. An aggregate of $2.7 million of our cash that collateralizes certain debt of KB Prime Media that is to be repaid with its proceeds from the sale of the construction permit will become unrestricted, of which $2.1 million became unrestricted on April 30, 2003. The receipt of the remaining portion of the consent consideration and release of the remaining portion of the collateral will occur when the FCC approves the sale of the construction permit, which is expected in the third quarter 2003. PSC is party to an option agreement with W.W. Keen Butcher, certain entities controlled by Mr. Butcher (the "KB Companies"), and the owner of a minority interest in the KB Companies. Mr. Butcher is the stepfather of Marshall W. Pagon, chairman of the board of directors and chief executive officer of PSC and PCC. KB Prime Media is one of the KB Companies.

         Aggregate assets and liabilities associated with the broadcast television stations above were not significant to our financial position to show separately as held for sale on the balance sheet, but such have been included therein in other current and noncurrent assets and liabilities as appropriate.

         We ceased operating our Pegasus Express business in 2002. Accordingly, the operations for this business for 2002 are classified as discontinued in the statement of operations and comprehensive loss. There were no assets or liabilities of this business contained in the balance sheet at December 31, 2002.

         Aggregate revenues and pretax income (loss), including a net gain of $7.6 million in 2003, for discontinued operations were as follows (in thousands):

                               Three Months Ended
                                    March 31,
                               2003           2002
                            ----------    ------------
Revenues                       $1,153       $ 2,498
Pretax income (loss)            7,183        (2,233)

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

12.  Industry Segments

         Our only reportable segment at March 31, 2003 was our DBS business. Information on DBS' revenue and measure of profit/loss and how these contribute to our consolidated loss from continuing operations before income taxes for each period reported is as presented on the statements of operations and comprehensive loss. DBS derived all of its revenues from external customers for each period presented. Identifiable total assets for DBS were approximately $1.7 billion at March 31, 2003, which were not significantly different from those at December 31, 2002.

13.  Commitments and Contingent Liabilities

Legal Matters

DIRECTV Litigation:

National Rural Telecommunications Cooperative

         Our subsidiaries, Pegasus Satellite Television ("PST") and Golden Sky Systems ("GSS"), are affiliates of the National Rural Telecommunications Cooperative ("NRTC") that participate through agreements in the NRTC's direct broadcast satellite program. "DIRECTV" refers to the programming services provided by DIRECTV, Inc.

         On June 3, 1999, the NRTC filed a lawsuit in United States District Court, Central District of California against DIRECTV, Inc. seeking a court order to enforce the NRTC's contractual rights to obtain from DIRECTV, Inc. certain premium programming formerly distributed by United States Satellite Broadcasting Company, Inc. for exclusive distribution by the NRTC's members and affiliates in their rural markets. On July 22, 1999, DIRECTV, Inc. filed a counterclaim seeking judicial clarification of certain provisions of DIRECTV, Inc.'s contract with the NRTC. On August 26, 1999, the NRTC filed a separate lawsuit in United States District Court, Central District of California against DIRECTV, Inc. claiming that DIRECTV, Inc. had failed to provide to the NRTC its share of launch fees and other benefits that DIRECTV, Inc. and its affiliates have received relating to programming and other services. The NRTC and DIRECTV, Inc. have also filed indemnity claims against one another that pertain to the alleged obligation, if any, of the NRTC to indemnify DIRECTV, Inc. for costs incurred in various lawsuits described herein. These claims have been severed from the other claims in the case and will be tried separately.

         DIRECTV, Inc. is seeking as part of its counterclaim a declaratory judgment that the term of the NRTC's agreement with DIRECTV, Inc. is measured only by the life of DBS-1, the first DIRECTV satellite launched, and not the orbital lives of the other DIRECTV satellites at the 101(degree) W orbital location. If DIRECTV, Inc. were to prevail on its counterclaim, any failure of DBS-1 could have a material adverse effect on our DIRECTV rights. While the NRTC has a right of first refusal to receive certain services after the term of NRTC's agreement with DIRECTV, Inc., the scope and terms of this right of first refusal are also being disputed as part of DIRECTV, Inc.'s counterclaim. On December 29, 1999, DIRECTV, Inc. filed a motion for partial summary judgment seeking an order that the right of first refusal does not include programming services and is limited to 20 program channels of transponder capacity. On January 31, 2001, the court issued an order denying DIRECTV Inc.'s motion for partial summary judgment relating to the right of first refusal.

         On July 3, 2002, the court granted a motion for summary judgment filed by DIRECTV, Inc., holding that the NRTC is liable to indemnify DIRECTV, Inc. for the costs of defense and liabilities that DIRECTV, Inc. incurs in a patent case filed by PDC and Personalized Media Communications, L.L.C. ("Personalized

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Media") in December 2000 in the United States District Court, District of Delaware against DIRECTV, Inc., Hughes Electronics Corporation ("Hughes"), Thomson Consumer Electronics ("Thomson"), and Philips Electronics North America Corporation ("Philips"). See below for further information on this litigation. In February 2003, the United States District Court, District of Delaware granted PDC's and Personalized Media's motion for leave to amend the complaint to exclude relief for the delivery nationwide, using specified satellite capacity, of services carried for the NRTC, plus any other services delivered through the NRTC to subscribers in the NRTC's territories. The NRTC filed a motion with the United States District Court, Central District of California to reconsider its July 3, 2002 decision that the NRTC indemnify DIRECTV, Inc. for DIRECTV, Inc.'s costs of defense and liabilities from the patent litigation. That motion is scheduled for hearing June 2, 2003.

Pegasus Satellite Television and Golden Sky Systems

         On January 10, 2000, PST and GSS filed a class action lawsuit in federal court in Los Angeles against DIRECTV, Inc. as representatives of a proposed class that would include all members and affiliates of the NRTC that are distributors of DIRECTV. The complaint contained causes of action for various torts, common counts, and declaratory relief based on DIRECTV, Inc.'s failure to provide the NRTC with certain premium programming, and on DIRECTV, Inc.'s position with respect to launch fees and other benefits, term, and right of first refusal. The complaint sought monetary damages and a court order regarding the rights of the NRTC and its members and affiliates. On February 10, 2000, PST and GSS filed an amended complaint, and withdrew the class action allegations to allow a new class action to be filed on behalf of the members and affiliates of the NRTC. The amended complaint also added claims regarding DIRECTV Inc.'s failure to allow distribution through the NRTC of various advanced services, including Tivo. The new class action was filed on February 29, 2000. The court certified the plaintiff's class on December 28, 2000. On March 9, 2001, DIRECTV, Inc. filed a counterclaim against PST and GSS, as well as the class members, seeking two claims for relief: 1) a declaratory judgment whether DIRECTV, Inc. is under a contractual obligation to provide PST and GSS with services after the expiration of the term of their agreements with the NRTC and 2) an order that DBS-1 is the satellite (and the only satellite) that measures the term of PST's and GSS' agreements with the NRTC. On October 29, 2001, the Court denied DIRECTV's motion for partial summary judgment on its term counterclaim. On June 20, 2001, PST and GSS filed a second amended complaint, updating the claims asserted in the earlier complaints.

         On June 22, 2001, DIRECTV, Inc. brought suit against PST and GSS in Los Angeles County Superior Court for breach of contract and common counts. The lawsuit pertains to the seamless marketing agreement dated August 9, 2000, as amended, between DIRECTV, Inc. and PST and GSS. On July 13, 2001, PST and GSS terminated the seamless marketing agreement. The seamless marketing agreement provided seamless marketing and sales for DIRECTV retailers and distributors. On July 16, 2001, PST and GSS filed a cross complaint against DIRECTV, Inc. alleging, among other things, that 1) DIRECTV, Inc. breached the seamless marketing agreement and 2) DIRECTV, Inc. engaged in unlawful and/or unfair business practices, as defined in Section 17200, et seq. of the California Business and Professions Code. This suit has since been removed to the United States District Court, Central District of California. On September 16, 2002, PST and GSS filed first amended counterclaims against DIRECTV, Inc. Among other things, the first amended counterclaims added claims for 1) rescission of the seamless marketing agreement on the ground of fraudulent inducement, 2) specific performance of audit rights, and 3) punitive damages on the breach of the implied covenant of good faith claim. In addition, the first amended counterclaims deleted the business and professions code claim and the claims for tortious interference that were alleged in the initial cross complaint. On November 5, 2002 the court granted DIRECTV, Inc.'s motion to dismiss 1) the specific performance claim and 2) the punitive damages allegations on the breach of the implied covenant of good faith claim. The court denied DIRECTV, Inc.'s motion to dismiss the implied covenant of good faith claim in its entirety.

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

         DIRECTV, Inc. filed four summary judgment motions on September 11, 2002 against the NRTC, the class members, and PST and GSS on a variety of issues in the case. The motions cover a broad range of claims in the case, including 1) the term of the agreement between the NRTC and DIRECTV, Inc., 2) the right of first refusal as it relates to PST and GSS, 3) the right to distribute the premiums, and 4) damages relating to the premiums, launch fees, and advanced services claims. These motions were argued on May 5, 2003 and have been taken under submission by the United States District Court, Central District of California.

         Pursuant to the court's order of December 17, 2002, the parties stipulated on December 20, 2002 to participate in mediation proceedings presided over by a mutually agreeable mediator. The mediation is ongoing.

         Both of the NRTC's lawsuits against DIRECTV, Inc. have been consolidated for discovery and pretrial purposes. All five lawsuits discussed above, including both lawsuits brought by the NRTC, the class action, and PST's and GSS' lawsuit (but excluding the indemnity lawsuits), are pending before the same judge. The court has set a trial date of June 3, 2003, although it is not clear which of the lawsuits will be tried together.

Patent Infringement Litigation:

         On December 4, 2000, PDC and Personalized Media filed a patent infringement lawsuit in the United States District Court, District of Delaware against DIRECTV, Inc., Hughes, Thomson, and Philips. Personalized Media is a company with which PDC has a licensing arrangement. PDC and Personalized Media are seeking injunctive relief and monetary damages for the defendants' alleged patent infringement and unauthorized manufacture, use, sale, offer to sell, and importation of products, services, and systems that fall within the scope of Personalized Media's portfolio of patented media and communications technologies, of which PDC is an exclusive licensee within a field of use. The technologies covered by PDC's exclusive license include services distributed to consumers using certain Ku band BSS frequencies and Ka band frequencies, including frequencies licensed to affiliates of Hughes and used by DIRECTV, Inc. to provide services to its subscribers. We are unable to predict the possible effects of this litigation on our relationship with DIRECTV, Inc.

         DIRECTV, Inc. also filed a counterclaim against PDC alleging unfair competition under the federal Lanham Act. In a separate counterclaim, DIRECTV, Inc. alleged that both PDC's and Personalized Media's patent infringement lawsuit constitutes "abuse of process." Those counterclaims have since been dismissed by the court or voluntarily by DIRECTV, Inc. Separately, Thomson has filed counterclaims against PDC, Personalized Media, Gemstar-TV Guide, Inc. (and two Gemstar-TV Guide affiliated companies, TVG-PMC, Inc. and Starsight Telecast, Inc.), alleging violations of the federal Sherman Act and California unfair competition law as a result of alleged licensing practices.

         The Judicial Panel on Multidistrict Litigation subsequently transferred Thomson's antitrust/unfair competition counterclaims to an ongoing Multidistrict Litigation in the United States District Court for the Northern District of Georgia. The Panel found that these counterclaims presented common questions of fact with actions previously consolidated for pretrial proceedings in the Northern District of Georgia and that including Thomson's claims in the

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

coordinated pretrial proceedings would promote the just and efficient conduct of the litigation. Discovery has been ongoing regarding Thomson's counterclaims. All parties to the Thomson claims have filed written responses to discovery requests, produced documents, and served expert reports. Most expert depositions will be held in May 2003, and all discovery closes at the beginning of June 2003. The deadline for filing summary judgment motions is July 3, 2003.

         Pretrial proceedings continue in the Delaware litigation, and discovery is ongoing. The court decided several important motions in favor of PDC and Personalized Media. The court granted PDC and Personalized Media's motion for leave to amend the complaint to limit the relief sought and it also granted their motion to bifurcate the trial into two proceedings to address the patent and antitrust issues separately. The court denied a motion originally brought by DIRECTV, Inc. and Hughes, which was later joined by Thomson and Philips, for partial summary judgment under the doctrine of prosecution laches.

         In March 2003, a hearing was held before a special master appointed by the Delaware district court to recommend constructions of disputed terms in the patent claims in suit. On March 24, 2003, the special master issued his report, recommending claim constructions largely favorable to the plaintiffs. The report of the special master is subject to review by the district judge, and the court's decision on claim constructions is expected before the end of May 2003.

         In April 2003, the United States Patent and Trademark Office granted a petition filed by defendant Thomson seeking reexamination of one of the patents in suit in the Delaware litigation. Additional petitions seeking reexamination of other patents in suit have either already been filed by Thomson, or are anticipated to be filed in the near future. On April 14, 2003, the defendants filed a motion in the Delaware district court seeking a stay of the patent litigation pending completion of reexamination proceedings. The plaintiffs have opposed the motion to stay, and believe that substantial reasons exist as to why the motion should be denied. The court has not yet established a schedule for resolution of the stay motion.

Other Legal Matters:

         In addition to the matters discussed above, from time to time we are involved with claims that arise in the normal course of our business. We believe that the ultimate liability, if any, with respect to these claims will not have a material effect on our consolidated operations, cash flows, or financial position.

14.  New Accounting Pronouncements

         FIN No. 46 "Consolidation of Variable Interest Entities" was issued in January 2003. This interpretation clarifies the need for primary beneficiaries of variable interest entities to consolidate the variable interest entities into their financial statements. Variable interest entities are entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Certain disclosures therein about variable interest entities are effective for financial statements issued after January 31, 2003. Variable interest entities created after January 31, 2003 are to be consolidated by the primary beneficiaries after that date. Variable interest entities created before February 1, 2003 are to be consolidated by primary beneficiaries that are public entities no later than the beginning of the first interim or annual reporting period beginning after June 15, 2003. We continue to review the contents of FIN 46 specifically for applicability to a limited partnership in which one of our subsidiaries has a partnership interest. If consolidation of this partnership

                       PEGASUS COMMUNICATIONS CORPORATION
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

into PCC is determined to be appropriate, we believe that this will not have a material impact on our financial position, results of operations, or cash flows.

         On April 30, 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("FAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." This FAS amends and clarifies various items and issues related to derivative instruments. We are still studying the content of this FAS for any potential impacts to us.

                       PEGASUS COMMUNICATIONS CORPORATION

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

         This report contains certain forward looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and information relating to us that are based on our beliefs, as well as assumptions made by and information currently available to us. When used in this report, the words "estimate," "project," "believe," "anticipate," "hope," "intend," "expect," and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. Such statements reflect our current views with respect to future events and are subject to unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those contemplated in such forward looking statements. Such factors include the risks described elsewhere in this report and, among others, the following: general economic and business conditions, both nationally, internationally, and in the regions in which we operate; catastrophic events, including acts of terrorism; relationships with and events affecting third parties like DIRECTV, Inc. and the National Rural Telecommunications Cooperative; litigation with DIRECTV, Inc.; the potential sale of DIRECTV, Inc.; demographic changes; existing government regulations, and changes in, or the failure to comply with, government regulations; competition, including our ability to offer local programming in our direct broadcast satellite markets; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; the cost of pursuing new business initiatives; an expansion of land based communications systems; technological developments and difficulties; an inability to obtain intellectual property licenses and to avoid committing intellectual property infringement; the ability to attract and retain qualified personnel; our significant indebtedness; the availability and terms of capital to fund the expansion of our businesses; and other factors referenced in this report and in other reports filed from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date hereof. We do not undertake any obligation to publicly release any revisions to these forward looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

         The following discussion of our results of operations should be read in conjunction with the consolidated financial statements and related notes herein.

General

         All references to "we," "us," and "our" refer to Pegasus Communications Corporation, together with its direct and indirect subsidiaries. "PCC" refers to Pegasus Communications Corporation individually as a separate entity. "PSC" refers to Pegasus Satellite Communications, Inc., one of our direct wholly owned subsidiaries. "PDC" refers to Pegasus Development Corporation, another of our direct wholly owned subsidiaries. "PM&C" refers to Pegasus Media & Communications, Inc., a wholly owned subsidiary of PSC. "DBS" refers to direct broadcast satellite. Other terms used are defined as needed where they first appear.

         Our principal business is the DBS business. The following sections focus on our DBS business, as this is our only significant business segment.

Significant Risks and Uncertainties

         We are highly leveraged. At March 31, 2003, we had a combined carrying amount of long term debt, including the portion that is current, and redeemable preferred stock outstanding of $1.6 billion. Our high leverage makes us more

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                       PEGASUS COMMUNICATIONS CORPORATION

vulnerable to adverse economic and industry conditions and limits our flexibility in planning for, or reacting to, changes in our business and the industries in which we operate. Our ability to make payments on and to refinance indebtedness and redeemable preferred stock outstanding and to fund operations, planned capital expenditures, and other activities and to fund preferred stock requirements depends on our ability to generate cash in the future. Our ability to generate cash depends on the success of our business strategy, prevailing economic conditions, regulatory risks, competitive activities by other parties, equipment strategies, technological developments, level of programming costs and subscriber acquisition costs ("SAC"), levels of interest rates, and financial, business, and other factors that are beyond our control. We cannot assure that our business will generate sufficient cash flow from operations or that alternative financing will be available to us in amounts sufficient to fund the needs previously specified. Our indebtedness and preferred stock contain numerous covenants that, among other things, generally limit the ability to incur additional indebtedness and liens, issue other securities, make certain payments and investments, pay dividends, transfer cash, dispose of assets, and enter into other transactions, and impose limitations on the activities of our subsidiaries. Failure to make debt payments or comply with covenants could result in an event of default that, if not cured or waived, could have a material adverse effect on us.

         We are in litigation against DIRECTV, Inc. An outcome in this litigation that is unfavorable to us could have a material adverse effect on our DBS business. Our litigation with DIRECTV, Inc. may have a bearing on our estimation of the useful lives of our DBS rights assets. See Note 13 of the Notes to Consolidated Financial Statements for information regarding this litigation.

         Because we are a distributor of DIRECTV, we may be adversely affected by any material adverse changes in the assets, financial condition, programming, technological capabilities, or services of DIRECTV, Inc.

         For the three months ended March 31, 2003 and 2002, the DBS business had income from operations of $10.7 million and $9.3 million, respectively. We attribute the improvement in the current year to our DBS business strategy. Continued improvement in results from operations will in large part depend upon our obtaining a sufficient number of quality subscribers, retention of these subscribers for extended periods of time, and improving margins from them. While our DBS business strategy has resulted in an increase in income from operations, it has also resulted in decreases in the number of subscribers for the three months ended March 31, 2003 and a decrease in DBS net revenues for the three months ended March 31, 2003 compared to the three months ended March 31, 2002. In the near term, our DBS business strategy may result in further decreases in the number of our DBS subscribers and our DBS net revenues when compared to prior periods, but we believe that our results from operations for the DBS business will not be significantly impacted. We cannot make any assurances that this will be the case, however. If a disproportionate number of subscribers churn relative to the number of quality subscribers we enroll, we are not able to enroll a sufficient number of quality subscribers, and/or we are not able to maintain adequate margins from our subscribers, our results from operations may not improve or improved results that do occur may not be sustained.

DBS Business Strategy

         Our DBS business strategy focuses on: increasing the quality of new subscribers and the composition of our existing subscriber base; enhancing the returns on investment in our subscribers; generating free cash flow; and preserving liquidity. The primary focus of our "Quality First" strategy is on improving the quality and creditworthiness of our subscriber base. Our goal is to acquire and retain high quality subscribers, to cause average subscribers to

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                       PEGASUS COMMUNICATIONS CORPORATION

become high quality subscribers, and to reduce acquisition and retention investments in low quality subscribers. To achieve these goals, our subscriber acquisition, development, and retention efforts focus on subscribers who are less likely to churn and who are more likely to subscribe to more programming services, including local and network programming, and to use multiple receivers. Our strategy includes a significant emphasis on credit scoring of potential subscribers, adding and upgrading subscribers in markets where DIRECTV offers local channels, and who subscribe to multiple receivers. It is our experience that these attributes are closely correlated with lower churn, increased cash flow, and higher returns on investment. Our strategy also includes the use of behavioral and predictive scores to group subscribers and to design retention campaigns, upgrade offers, and consumer offers consistent with our emphasis on acquiring and retaining high quality subscribers and reducing our investment in lower quality subscribers.

Results of Operations

         In this section, amounts and changes specified are for the three months ended March 31, 2003 compared to the three months ended March 31, 2002, unless indicated otherwise. With respect to our results from operations, we focus on our DBS business, as this is our only significant business.

DBS

Subscribers:

         We had 1,275,828 subscribers at March 31, 2003, a net decrease of 32,642 from the number of subscribers at December 31, 2002. The average number of subscribers outstanding during the three months ended March 31, 2003 and 2002 was 1,293,416 and 1,378,877, respectively. Gross subscriber additions for the three months ended March 31, 2003 and 2002 were 38,990 and 64,549, respectively. We believe that the primary reasons for the net decrease in the number of subscribers during the three months ended March 31, 2003 were: our continued focus in 2003 on enrolling more creditworthy subscribers; our unwillingness to aggressively invest retention amounts in low margin subscribers; competition from digital cable providers and a competing direct broadcast satellite provider in the territories we serve, including the provision of local channels by this competing direct broadcast satellite provider in several markets where DIRECTV, Inc. does not offer local channels; the effect of general economic conditions on our subscribers and potential subscribers; and a reduction in the number of new subscribers we obtain from national retail chains with which we do not have compensation arrangements.

Revenues:

         Revenues decreased $9.2 million to $205.5 million primarily due to: a decrease in our recurring subscription revenue from our core, a la carte, and premium package offerings of $11.9 million; and a decrease in pay per view revenues of $3.8 million. Revenue decreases were partially offset by $5.3 million in revenues from a royalty fee introduced in July 2002 that passes on to subscribers a portion of the royalty costs charged to us in providing DIRECTV service. The $11.9 million decrease from our core, a la carte, and premium package offerings is primarily due to the net reduction in total subscribers described above.

 Direct Operating Expenses:

         Programming expense decreased $3.1 million to $93.3 million primarily due to: a decrease in the cost of our core, a la carte, and premium package offerings of $3.5 million; and a decrease in the cost of our pay per view

                                      E-21
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                       PEGASUS COMMUNICATIONS CORPORATION

programming of $1.5 million. The decrease in the cost of our core, a la carte, and premium package offerings was primarily due to the net reduction in total subscribers, offset by a 7% increase, effective January 2003, in certain per subscriber programming costs charged to us by the National Rural Telecommunications Cooperative ("NRTC"). We also experienced a 10% increase, effective January 2003, in certain pay per view programming costs charged to us by the NRTC. These net decreases to programming expense were also partially offset by our estimate of patronage to be received from the NRTC being $3.3 million less in the first quarter 2003, as compared to the first quarter 2002.

         Other subscriber related expenses decreased $7.1 million to $44.7 million primarily due to a decrease in bad debt expense of $6.6 million. The decrease in bad debt expense was mainly due to our continued focus on improving the quality of our subscriber base that we obtain and retain and improved account collection efforts.

Other Operating Expenses:

         Promotion and incentives and advertising and selling expenses on our statement of operations and comprehensive loss constitute our expensed SAC. Our expensed SAC is the gross amount of SAC we incur less amounts of SAC deferred and/or capitalized. Commissions, subsidies, and promotional programming are costs included in SAC that are incurred only when new subscribers are enrolled. Commissions and subsidies are the substantial cost elements within our SAC. Amounts associated with SAC are contained in the following table:

                                                Three Months Ended
SAC (in thousands):                                  March 31,
                                               2003            2002
                                            -----------     -----------
Expensed:
    Promotions and incentives                   $2,878          $1,743
    Advertising and selling                      5,726           8,301
                                            -----------     -----------
       Total expensed                            8,604          10,044
Deferred                                         6,201           9,607
Capitalized                                      5,430           6,039
                                            -----------     -----------
    Gross SAC incurred                         $20,235         $25,690
                                            ===========     ===========

         Gross SAC decreased $5.5 million primarily due to a lesser amount of gross subscriber additions in the 2003 period compared to the 2002 period. Promotions and incentives expense increased in the 2003 period as compared to 2002, because in 2002 a greater percentage of the related costs were eligible for either deferral or capitalization. In accordance with our policy whereby we expense SAC in excess of amounts eligible to be deferred, we incurred more of these excess promotions and incentive costs that were expensed than those incurred in the 2002 period. Based on gross subscriber additions for the three months ended March 31, 2003 and 2002 of 38,990 and 64,549, respectively, total SAC per gross subscriber added was $519 and $398 for the three months ended March 31, 2003 and 2002, respectively. The increase in the 2003 amount is primarily due to: the disproportionate impact our sales administration costs and other indirect SAC expenses have on the SAC per gross subscriber addition metric when divided by a substantially lesser number of gross subscriber additions; a greater percentage of our gross subscriber additions taking more than one receiver that adds incrementally to the per subscriber cost; a lesser percentage in 2003 compared to 2002 of our gross subscriber additions coming from national retailers with which we do not have compensation arrangements; and the higher per subscriber costs associated with enrolling more creditworthy subscribers and the proportionately greater number of such subscribers enrolled in 2003 than in 2002.

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                       PEGASUS COMMUNICATIONS CORPORATION

         General and administrative expenses decreased $1.5 million to $6.4 million primarily due to reduced expenditures for communication services resulting from a renegotiation at the end of March 2002 of the related contract for such services and the continuing effects of broad based cost reduction efforts initiated in 2002 that were not fully in place in the first quarter 2002.

         Depreciation and amortization increased $2.5 million to $42.0 million primarily due to additional depreciation of capitalized SAC and amortization of deferred SAC in 2003 compared to 2002. Depreciation and amortization included depreciation of promotions and incentives capitalized of $4.4 million and $2.7 million for 2003 and 2002, respectively, and aggregate amortization of promotions and incentives and advertising and selling costs deferred of $7.7 million and $5.8 million for 2003 and 2002, respectively.

Other Statement of Operations and Comprehensive Loss Items

         Corporate and development expenses decreased $5.4 million to $8.1 million primarily due to less amortization of certain licenses held by our subsidiary Pegasus Development Corporation in 2003 compared to 2002.

         Other operating expenses, net decreased $1.5 million to $8.0 million primarily due to write off of asset costs in 2002 of $3.1 million due to impairment, offset in part by increased expenses of $1.9 million in the current year associated with our DIRECTV, Inc. and patent litigations.

         Equity in losses of affiliates was $3.1 million for the three months ended March 31, 2003 due to an adjustment in the capital accounts of the respective partners of a partnership in which PDC is a partner that reduced PDC's share in the equity of the partnership by $3.3 million.

         The income tax benefit on the loss from continuing operations decreased $15.6 million to $2.7 million due to a reduced amount of pretax losses in the current year and the effect of an increase of $12.8 million to the valuation allowance recorded against the net deferred income tax asset balance at March 31, 2003. The increase to the valuation allowance was a charge to income taxes that partially offset income tax benefits provided by net operating losses in arriving at the net income tax benefit on the loss from continuing operations. The net deferred income tax asset balance at March 31, 2003 was $55.4 million, offset by a valuation allowance in the same amount. A valuation allowance sufficient to bring the net deferred income tax asset balance to zero at March 31, 2003 was necessary because, based on our history of losses, it was more likely than not that the benefits of the net deferred income tax asset will not be realized. The effect of the valuation allowance lowered our overall effective income tax rate on continuing operations for the three months ended March 31, 2003 to 6.22%, compared to the overall effective income tax rate on continuing operations for 2002 of 17.04% and 37.68% for the three months ended March 31, 2002.

         Discontinued operations for 2003 and 2002 consisted of a broadcast television station located in Mobile, Alabama and two stations located in Mississippi, and for 2002, our Pegasus Express business that we ceased in 2002. In March 2003, we completed the sale of our Mobile, Alabama broadcast television station to an unaffiliated party for a purchase price of $11.5 million in cash and recorded as of March 31, 2003 a gain on the sale of $7.6 million. The ultimate gain on the sale is subject to later adjustment for contract termination costs and fees and other services related to the sale that are yet to be finalized. The operations for this station are classified as discontinued

                                      E-23
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                       PEGASUS COMMUNICATIONS CORPORATION

in the statement of operations and comprehensive loss for all periods presented. Prior to March 31, 2003, we had established our intent and ability to sell two of our broadcast television stations that are located in Mississippi to an unaffiliated party for an aggregate of $13.4 million in cash. The sale of the nonlicense assets and related liabilities of the stations closed on April 30, 2003. The sale and transfer of the license assets of the stations will occur upon approval by the Federal Communications Commission of this portion of the sale, which we expect to occur in the third quarter 2003. Gain or loss on the nonlicense assets and related liabilities portion of the sale is pending subject to final determination of the carrying amounts of assets and liabilities related to the sale. Aggregate revenues and pretax income (loss), including a net gain of $7.6 million in 2003, for discontinued operations were as follows (in thousands):

                               Three Months Ended
                                    March 31,
                               2003           2002
                            ----------    ------------
Revenues                       $1,153        $ 2,498
Pretax income (loss)            7,183         (2,233)

         In May 2003, PSC issued $66.5 million principal amount of its 11-1/4% senior notes due January 2010 in exchange for an aggregate equivalent principal amount of its outstanding notes, consisting of $21.9 million principal amount of 9-5/8% senior notes due October 2005, $13.8 million principal amount of 12-3/8% senior notes due August 2006, $1.8 million principal amount of 9-3/4% senior notes due December 2006, and $29.0 million principal amount of 12-1/2% senior notes due August 2007. The difference in the aggregate amount of interest expense to be incurred resulting from this exchange is favorable but nominal through the date of the earliest maturity of the notes received in the exchange. The incremental aggregate interest expense to be incurred after the maturity dates of the respective notes received will be 11-1/4% of the principal amount of the notes issued.

EBITDA

         DBS EBITDA was $52.6 and $48.7 million for three months ended March 31, 2003 and 2002, respectively. We present DBS EBITDA because the DBS business is our only significant business and this business forms the principal portion of our results of operations. The calculation of DBS EBITDA and a reconciliation of DBS EBITDA to our most comparable GAAP financial measure of loss from operations follows (in thousands). All amounts are as contained on our consolidated statement of operations and comprehensive loss.

                                                For the Three Months
                                                   Ended March 31,
                                               2003              2002
                                          ---------------    -------------
DBS revenues                                  $ 205,546        $ 214,724
DBS operating expenses, excluding
depreciation and amortization                  (152,908)        (166,020)
                                          ---------------    -------------
DBS EBITDA                                       52,638           48,704
DBS depreciation and amortization               (41,986)         (39,450)
Broadcast and other operations, net                (259)            (477)
Corporate and development expenses               (8,084)         (13,487)
Other operating expenses, net                    (8,010)          (9,465)
                                          ---------------    -------------
Loss from operations                           $ (5,701)       $ (14,175)
                                          ===============    =============

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                       PEGASUS COMMUNICATIONS CORPORATION

         We use DBS EBITDA to evaluate the operating performance of our DBS segment. We believe that DBS EBITDA is a measure of performance used by some investors, equity analysts, lenders, and others who follow our industry to make informed decisions. Multiples of current or projected DBS EBITDA are used by some to estimate current or prospective enterprise value. We also believe that DBS EBITDA is a common measure used to compare our operating performance and enterprise value to other communications, entertainment, and media service providers. DBS EBITDA is not, and should not be considered, an alternative to income from operations, net income, or any other measure for determining our operating performance, as determined under generally accepted accounting principles. Although EBITDA is a common measure used by other companies, our calculation of DBS EBITDA may not be comparable with that of others.

New Accounting Pronouncements

         FIN No. 46 "Consolidation of Variable Interest Entities" was issued in January 2003. This interpretation clarifies the need for primary beneficiaries of variable interest entities to consolidate the variable interest entities into their financial statements. Variable interest entities are entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. Certain disclosures therein about variable interest entities are effective for financial statements issued after January 31, 2003. Variable interest entities created after January 31, 2003 are to be consolidated by the primary beneficiaries after that date. Variable interest entities created before February 1, 2003 are to be consolidated by primary beneficiaries that are public entities no later than the beginning of the first interim or annual reporting period beginning after June 15, 2003. We continue to review the contents of FIN 46 specifically for applicability to a limited partnership in which one of our subsidiaries has a partnership interest. If consolidation of this partnership into PCC is determined to be appropriate, we believe that this will not have a material impact on our financial position, results of operations, or cash flows.

         On April 30, 2003, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards ("FAS") No. 149 "Amendment of Statement 133 on Derivative Instruments and Hedging Activities." This FAS amends and clarifies various items and issues related to derivative instruments. We are still studying the content of this FAS for any potential impacts to us.

Liquidity and Capital Resources

         We had cash and cash equivalents on hand at March 31, 2003 of $52.6 million compared to $59.8 million at December 31, 2002. The change in cash is discussed below in terms of the amounts shown in our statement of cash flows.

         Net cash used by operating activities was $8.0 million and $4.7 million for the three months ended March 31, 2003 and 2002, respectively. The principal reason for the increased usage in the 2003 period was due to the timing of interest payments associated with our 11.25% notes resulting in $9.8 million in increased cash interest paid in 2003. This increase in cash usage was offset in part by a lesser amount of cash used for other working capital of $5.8 million in the 2003 period compared to the 2002 period. Within other working capital, the most significant changes were: we experienced an increase from accounts receivable of $6.7 million, as the quality of our subscriber base and collection efforts continued to improve in the 2003 period relative to the 2002 period; we incurred less deferred SAC in the 2003 period by $3.4 million, reflecting a lesser amount of subscribers added in the 2003 than in the 2002 period; and we

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                       PEGASUS COMMUNICATIONS CORPORATION

realized less positive cash associated with inventory movement in the 2003 period of $4.0 million, as we now carry nominal amounts of inventory, whereas the 2002 period reflected a substantial disposal of inventory leading to the nominal amounts currently on hand.

         For the three months ended March 31, 2003 and 2002, net cash of $5.1 million was provided by investing activities in the 2003 period, compared to net cash used by investing activities of $7.4 million in the 2002 period. The 2003 period primarily consisted of net proceeds of $11.0 million from the sale of our broadcast television station located in Mobile, Alabama, offset in part by purchases of DBS equipment capitalized of $5.4 million. The 2002 period primarily consisted of purchases of DBS equipment capitalized of $6.0 million.

         In March 2003, we completed the sale of our Mobile, Alabama broadcast television station to an unaffiliated party and as of March 31, 2003 received proceeds from the sale, net of costs of the sale, of $11.0 million. The ultimate net proceeds from the sale are subject to later adjustment for contract termination costs and fees and other services related to the sale that are yet to be finalized. On April 30, 2003, we completed the sale of the nonlicense assets and related liabilities for two of our broadcast television stations that are located in Mississippi to an unaffiliated party and received proceeds from the sale, net of costs of the sale, of $10.3 million.

         In a separate but concurrent transaction to the sale of the Mississippi stations, we waived our rights under an option agreement to acquire a construction permit held by KB Prime Media and consented to the sale of the construction permit by KB Prime Media to an unaffiliated party. As consideration for our consent, we will receive an aggregate of $1.4 million upon the sale of the construction permit, of which $1.2 million was received on April 30, 2003. An aggregate of $2.7 million of our cash that collateralizes certain debt of KB Prime Media that is to be repaid with its proceeds from the sale of the construction permit will become unrestricted, of which $2.1 million became unrestricted on April 30, 2003. The receipt of the remaining portion of the consent consideration and release of the remaining portion of the collateral will occur when the Federal Communications Commission approves the sale of the construction permit, which is expected in the third quarter 2003. PSC is party to an option agreement with W.W. Keen Butcher, certain entities controlled by Mr. Butcher (the "KB Companies"), and the owner of a minority interest in the KB Companies. Mr. Butcher is the stepfather of Marshall W. Pagon, chairman of the board of directors and chief executive officer of PSC and PCC. KB Prime Media is one of the KB Companies.

         For the three months ended March 31, 2003 and 2002, net cash was used for financing activities of $4.4 million and $92.6 million, respectively. The primary financing activities in the 2003 period were repayments of long term debt of $3.1 million and purchases of 96,960 shares of our Class A common stock for $1.2 million. The primary financing activities in the 2002 period were repayment of amounts outstanding under our revolving credit facility of $80.0 million, repayments of long term debt of $6.6 million, and redemption of our preferred stock of $5.7 million. Since March 31, 2003, we have purchased an additional 42,700 shares of our Class A common stock for $805 thousand.

         At March 31, 2003, the commitment for PM&C's revolving credit facility was permanently reduced as scheduled under the terms of the facility to $154.7 million. The commitment is scheduled to be further reduced by $14.1 million on June 30, 2003. Availability under the revolving credit facility at March 31, 2003 was $93.3 million.

         In April 2003, a newly formed subsidiary of PSC entered into an agreement for a commitment for up to $100.0 million of original principal in term loan financing from a group of institutional lenders. The commitment

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                       PEGASUS COMMUNICATIONS CORPORATION

expires on June 1, 2003, but may be extended to July 1, 2003. The commitment period in which funds may be drawn expires the later of December 31, 2003 or 180 days from the date that funds are initially drawn. If drawn, loans will have a six year term from the date that funds are initially drawn and an interest rate of 12.5% per annum, with 6% payable in cash quarterly and 6.5% to be accrued and added to principal and paid at loan maturity. Amounts borrowed that are repaid may not be reborrowed. Outstanding principal may be repaid prior to its maturity date, but principal repaid within three years will bear a premium as specified in the agreement. Proceeds of the funds drawn would be available to redeem or repurchase debt and equity securities, subject to certain conditions. Closing and funding of the term loans are subject to consent by lenders to PM&C's credit agreement.

         In May 2003, PSC issued $66.5 million principal amount of its 11-1/4% senior notes due January 2010 in exchange for an aggregate equivalent principal amount of its outstanding notes, consisting of $21.9 million principal amount of 9-5/8% senior notes due October 2005, $13.8 million principal amount of 12-3/8% senior notes due August 2006, $1.8 million principal amount of 9-3/4% senior notes due December 2006, and $29.0 million principal amount of 12-1/2% senior notes due August 2007. Interest accrued to the date of the exchange of $1.8 million on the notes received in the exchange was paid in cash. The difference in the aggregate amount of cash interest to be paid resulting from this exchange is favorable but nominal through the date of the earliest maturity of the notes received in the exchange. The incremental aggregate cash interest to be paid after the maturity date of the respective notes received will be 11-1/4% of the principal amount of the notes issued.

         We have engaged in transactions from time to time that involve the purchase, sale, and/or exchange of our securities, and may further do so in the future. Such transactions may be made in the open market or in privately negotiated transactions and may involve cash or the issuance of new securities or securities that we received upon purchase or exchange. The amount and timing of such transactions, if any, will depend on market conditions and other considerations.

         At the discretion of our board of directors as permitted by the certificate of designation for the 6-1/2% Series C convertible preferred stock ("Series C"), our board of directors has not declared or paid any of the scheduled quarterly dividends for this series after January 31, 2002. Dividends not declared accumulate in arrears until later declared and paid. Dividends in arrears on Series C accrue without interest. The total amount of dividends in arrears on Series C at March 31, 2003 was $11.7 million. An additional $2.9 million of dividends payable on April 30, 2003 also were not declared or paid and became in arrears on that date. Unless full cumulative dividends in arrears have been paid or set aside for payment, PCC, but not its subsidiaries, may not, with certain exceptions, with respect to capital stock junior to or on a parity with Series C: 1) declare, pay, or set aside amounts for payment of future cash dividends or distributions, or 2) purchase, redeem, or otherwise acquire for value any shares.

         While dividends are in arrears on preferred stock senior to the Series D junior convertible participating ("Series D") and Series E junior convertible participating ("Series E") preferred stocks, our board of directors may not declare or pay dividends or redeem shares for these series. Series C preferred stock is senior to these series. Because dividends on the Series C preferred stock are in arrears, the annual dividends scheduled to be declared and paid for these series on January 1, 2003 of $500 thousand and $400 thousand, respectively, were not declared or paid and became in arrears on that date. Dividends not declared accumulate in arrears until later declared and paid. Dividends in arrears on Series D and E accrue without interest.

         We have received notice of redemption from holders for 10,000 shares of Series E preferred stock amounting to $10.0 million of outstanding liquidation value, excluding accrued dividends, after the dividends on the Series C

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                       PEGASUS COMMUNICATIONS CORPORATION

preferred stock became in arrears. Additionally, in February 2003, 6,125 shares of Series D amounting to $6.1 million of outstanding liquidation value, excluding accrued dividends, became eligible for redemption by holders. We are not permitted nor obligated to redeem the shares of Series D and E while dividends on the Series C preferred stock, which is senior to these series, are in arrears. Under these circumstances, our inability to redeem Series D and E shares is not an event of default.

         At the discretion of our board of directors as permitted by the certificate of designation for PSC's 12-3/4% cumulative exchangeable preferred stock, our board of directors has not declared or paid any of the scheduled semiannual dividends for this series after January 1, 2002. Dividends in arrears to unaffiliated parties at March 31, 2003 were $11.9 million, with accrued interest thereon of $875 thousand. Dividends not declared or paid accumulate in arrears and incur interest at a rate of 14.75% per year until later declared and paid. Unless full cumulative dividends in arrears on this series have been paid or set aside for payment, PSC may not, with certain exceptions, with respect to capital stock junior to the series: 1) declare, pay, or set aside amounts for payment of future cash dividends or distributions, or 2) purchase, redeem, or otherwise acquire for value any shares.

         At this time, we cannot determine with any certainty what capital resources, other than those discussed above, will be available to us or the sources and sufficiency of liquidity to meet our contractual obligations beyond 2003. We may seek to amend existing credit facilities to increase cash availability thereunder, enter into new credit arrangements, seek to issue new debt and/or equity securities, refinance existing debt and/or preferred stock outstanding, extend maturities of existing debt by issuing debt with later maturities in exchange for debt with nearer maturities such as the exchange of $66.5 million of our senior notes described above and in Note 7 of the Notes to Consolidated Financial Statements or by other means, or secure some other form of financing in meeting our longer term needs. Our financing options and opportunities will be impacted by general and industry specific economic and capital market conditions over which we have no control, as well as the outcome of our litigation with DIRECTV, Inc.

         In the first quarter 2003, a major rating agency reduced the corporate credit rating for us and our subsidiaries from "B" to "CCC+." We believe that this downgrading will not have much of an impact on our liquidity and capital resources because our rating before the downgrade was generally considered speculative. Availability of external sources of liquidity and capital resources to us is more impacted by the tightening of capital markets: 1) in general due to general economic conditions, and 2) in particular to the cable and satellite sector, in which we are included, as a result of uncertainties and developments within the sector. Also, it is likely that the outcome of our ongoing litigation with DIRECTV, Inc. will influence our credit ratings and access to capital.

ITEM 3.    QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

         Our principal market risk continues to be exposure to variable market rates of interest associated with borrowings under our credit facilities. Borrowings under our credit facilities are generally subject to short term LIBOR rates that vary with market conditions. The amount of interest we incur also depends upon the amount of borrowings outstanding under these facilities. The interest rates we have incurred in 2003 on these borrowings have decreased slightly relative to the rates in 2002, as market LIBOR rates available to us have remained fairly consistent within a small range of movement over the last 15 months. The way we manage our interest rate risks did not change during the three months ended March 31, 2003 from the way such risks were managed at December 31, 2002.

                       PEGASUS COMMUNICATIONS CORPORATION

ITEM 4.    CONTROLS AND PROCEDURES

         Within the 90 days prior to the filing date of this report on Form 10-Q, we carried out an evaluation under the supervision and with the participation of our management, including our Chief Executive Officer and Senior Vice President of Finance (the principal financial officer), to determine the effectiveness of our disclosure controls and procedures. Based on this evaluation, the Chief Executive Officer and the Senior Vice President of Finance concluded that these controls and procedures are effective in their design to ensure that information required to be disclosed by the registrant in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, and that such information has been accumulated and communicated to the management of the registrant, including the above indicated officers, as appropriate to allow timely decisions regarding the required disclosures. There have not been any significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of this evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

                       PEGASUS COMMUNICATIONS CORPORATION

PART II.   OTHER INFORMATION

ITEM 1.    LEGAL PROCEEDINGS

         For information relating to litigation with DIRECTV, Inc. and others, we incorporate by reference herein the disclosure reported under Note 13 to the Notes to Consolidated Financial Statements. The Notes to Consolidated Financial Statements can be found under Part I, Item 1 of this Quarterly Report on Form 10-Q. We have previously filed our Annual Report on form 10-K during the fiscal year disclosing some or all of the legal proceedings referenced above.

ITEM 3.    DEFAULTS UPON SENIOR SECURITIES

         At the discretion of our board of directors as permitted by the certificate of designation for 6-1/2% Series C convertible preferred stock ("Series C"), our board of directors has not declared or paid any of the scheduled quarterly dividends for this series after January 31, 2002. Dividends not declared accumulate in arrears until later declared and paid. Dividends in arrears on Series C accrue without interest. The total amount of dividends in arrears on Series C through the most recent dividend payable date of April 30, 2003 was $14.6 million. Unless full cumulative dividends in arrears have been paid or set aside for payment, PCC, but not its subsidiaries, may not, with certain exceptions, with respect to capital stock junior to or on a parity with Series C: 1) declare, pay, or set aside amounts for payment of future cash dividends or distributions, or 2) purchase, redeem, or otherwise acquire for value any shares. In the event dividends payable on the Series C preferred stock are in arrears for six quarterly periods, the Series C holders will have the right to elect two directors to PCC's board of directors. Through the most recent dividend payable date of April 30, 2003, dividends have been in arrears for five quarterly periods.

         While dividends are in arrears on preferred stock senior to the Series D junior convertible participating ("Series D") and Series E junior convertible participating ("Series E") preferred stocks, our board of directors may not declare or pay dividends for these series. Series C preferred stock is senior to these series. Because dividends on the Series C preferred stock are in arrears, the annual dividends scheduled to be declared and paid for these series on January 1, 2003 of $500 thousand and $400 thousand, respectively, were not declared or paid and became in arrears on that date. Dividends not declared accumulate in arrears until later declared and paid. Dividends in arrears on Series D and E accrue without interest.

         At the discretion of our board of directors as permitted by the certificate of designation for PSC's 12-3/4% cumulative exchangeable preferred stock ("12-3/4% Series"), our board of directors has not declared or paid any of the scheduled semiannual dividends for this series after January 1, 2002. Dividends in arrears to unaffiliated parties at March 31, 2003 were $11.9 million, with accrued interest thereon of $875 thousand. Dividends not declared or paid accumulate in arrears and incur interest at a rate of 14.75% per year until later declared and paid. Unless full cumulative dividends in arrears on the 12-3/4% series have been paid or set aside for payment, PSC may not, with certain exceptions, with respect to capital stock junior to the series: 1) declare, pay, or set aside amounts for payment of future cash dividends or distributions, or 2) purchase, redeem, or otherwise acquire for value any shares.

                       PEGASUS COMMUNICATIONS CORPORATION

ITEM 6.  EXHIBITS AND REPORTS ON FORM 8-K

         a) Exhibits


Exhibit
Number
------

99.1*         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act.

99.2*         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act.

_________________
*  Filed herewith.

         b) Reports on Form 8-K

                  On January 27, 2003, we filed a Current Report on Form 8-K dated January 16, 2003 reporting under Item 5 that in connection with our litigation with DIRECTV, Inc. that our subsidiaries Pegasus Satellite Television, Inc. and Golden Sky Systems, Inc. had entered into a stipulation with DIRECTV, Inc. and other parties to the litigation. The stipulation, which was filed as an exhibit to the Form 8-K, provided for the extension of certain pre-trial and trial deadlines while the parties were participating in mediation with a court approved mediator.

                       PEGASUS COMMUNICATIONS CORPORATION

                                   SIGNATURES




Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, Pegasus Communications Corporation has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        Pegasus Communications Corporation



     May 14, 2003                       By: Joseph W. Pooler, Jr.
-----------------------------           -------------------------
        Date                            Joseph W. Pooler, Jr.
                                        Senior Vice President of Finance
                                        (Chief financial and accounting officer)

                                  CERTIFICATION

I, Marshall W. Pagon, certify that:

     1. I have reviewed this quarterly report on Form 10-Q of Pegasus Communications Corporation;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

              a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

              b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

              c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

              a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

              b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

May 14, 2003

Marshall W. Pagon
-----------------
Marshall W. Pagon
Chief Executive Officer

                                  CERTIFICATION

I, Joseph W. Pooler, Jr., certify that:

     1. I have reviewed this quarterly report on Form 10-K of Pegasus Communications Corporation;

     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

     3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

     4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and have:

              a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

              b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

              c) presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors:

              a) a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

              b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

     6. The registrant's other certifying officer and I have indicated in this quarterly report whether there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

May 14, 2003

Joseph W. Pooler, Jr.
---------------------
Joseph W. Pooler, Jr.
Senior Vice President of Finance

               ---- FOLD AND DETACH HERE AND READ REVERSE SIDE ---
--------------------------------------------------------------------------------
                       PEGASUS COMMUNICATIONS CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned, revoking all prior proxies, hereby appoints Marshall W. Pagon, Ted S. Lodge, Scott A. Blank or any of them, with full power of substitution, as the undersigned's proxies to vote all the shares of Class A common stock of Pegasus Communications Corporation ("Pegasus") held of record by the undersigned on July 25, 2003, at the Annual Meeting of Stockholders of Pegasus to be held on August 9, 2003, and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, 4, 5, 6, 7 AND 8.

1. ELECTION OF DIRECTORS

         Nominees: Marshall W. Pagon, Ted S. Lodge, Robert F. Benbow, James J. McEntee, III, Mary C. Metzger, and Robert N. Verdecchio.

               |_| FOR                               |_| WITHHOLD AUTHORITY
        All nominees listed                     To vote for all nominees listed
(except as marked to the contrary below)


(INSTRUCTION: To withhold authority to vote for any individual nominees, write that nominee's name on the space provided below.)



  -----------------------------------------------------------------------------
                         (Continued on the reverse side)

               ---- FOLD AND DETACH HERE AND READ REVERSE SIDE ---

--------------------------------------------------------------------------------

2. Authorization of our board of directors to amend the Amended and Restated Certificate of Incorporation of Pegasus Satellite Communications, Inc. to eliminate the voting provisions related to Section 251(g) of the Delaware General Corporation Law.
             |_| FOR             |_| AGAINST              |_| ABSTAIN

3. Authorization of our board of directors to amend the Certificate of Incorporation of Pegasus Communications Corporation to allow dividends or other distributions on our Class A common stock, Class B common stock and non-voting common stock to be paid in non-voting common stock, and on our Class A common stock and Class B common stock to be paid in Class A common stock.
             |_| FOR             |_| AGAINST              |_| ABSTAIN


4. Authorization of our board of directors to amend the Certificate of Incorporation of Pegasus Communications Corporation to allow for the conversion of our Class A common stock and Class B common stock into non-voting common stock at the option of the holders thereof.
             |_| FOR             |_| AGAINST              |_| ABSTAIN


5. Approval of amendments of the Pegasus Communications 1996 Stock Option Plan to:

         (i) allow for the issuance of non-voting common stock (with an aggregate of 1,000,000 shares of Class A and non-voting common stock available for options); and
             |_| FOR             |_| AGAINST              |_| ABSTAIN


         (ii) change the maximum number of shares of Class A common stock and non-voting common stock that may be issued under options granted to any employee to 200,000 shares in any calendar year.
             |_| FOR             |_| AGAINST              |_| ABSTAIN


6. Approval of amendments of the Pegasus Communications Restricted Stock Plan to:

         (i) allow for the issuance of non-voting common stock (with an aggregate limit of 5,000 shares of Class A and non-voting common stock that may be issued under options granted to any employee in any calendar year); and
             |_| FOR             |_| AGAINST              |_| ABSTAIN


         (ii) increase the maximum number of shares of Class A common stock and non-voting common stock that may be issued under the Restricted Stock Plan to 400,000 shares.
             |_| FOR             |_| AGAINST              |_| ABSTAIN


7. Approval of an amendment of the Pegasus Communications Corporation 2001 Employee Stock Purchase Plan to allow for the issuance of non voting common stock (with an aggregate of 300,000 shares of Class A and non-voting common stock available for options).
             |_| FOR             |_| AGAINST              |_| ABSTAIN


8. Approval of the anti-dilution provisions of warrants, to be issued to a group of institutional lenders, to purchase up to 1,000,000 shares of non-voting common stock (which in certain circumstances may be exchanged for a like number of shares of Class A common stock).
             |_| FOR             |_| AGAINST              |_| ABSTAIN


IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Dated: ___________________,  2003



-----------------------------------       --------------------------------------
Signature of Stockholder                       Signature of Stockholder

Please sign exactly as your name appears hereon, date and return promptly. When shares are held by joint tenants, both should sign. Executors, administrators, trustees and other fiduciaries should indicate their capacity when signing.

                                  Exhibit Index

Exhibit Number
--------------

99.1*         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act.

99.2*         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act.

_________________
*  Filed herewith